                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67597
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET CORP.                              )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X        Operating Statement                         (Form 2)

      X        Balance Sheet                               (Form 3)

      X        Summary of Operations                       (Form 4)

      X        Monthly Cash Statement                      (Form 5)

      X        Statement of Compensation                   (Form 6)

      X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                  YES  X           NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                  YES  X           NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                  YES  X           NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                  YES X            NO___

6.    Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                   YES  X          NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                   /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952 2500
                                          ----------------------- --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                          CASE # 04-67597
                                                             INTERMET
                                                              CORP(*)
                                              -----------------------------------
                                              Current Month    Total Since Filing
                                              -------------    ------------------
Net Sales                                     $      45,596    $          158,864

Cost of Goods Sold

Materials and Freight                                16,768                58,861
Wages - Hourly                                        7,968                26,831
Wages-Salary                                          2,822                 8,534
Employee Benefits and Pension                         7,264                19,944
 Repairs & Maintenance                                2,309                 7,343
Supplies                                              2,969                 8,748
Utilities                                             3,442                 9,658
Purchased Components/Services                         3,389                12,535
Income(loss) from Pattern Sales                         301                  (306)
 Fixed Asset - (gain/loss)                              (36)                 (110)
 MIS Expense                                            238                   761
 Travel & Entertainment                                  41                   122
 Other Variable Costs                                 1,843                 7,028
 Depreciation & Amortization                          2,734                 8,989
 Other Allocated Fixed Costs                            627                 1,241
 Other Fixed Costs                                      441                 2,617
                                              -------------    ------------------
Cost of Goods Sold                                   53,120               172,796

Gross Profit                                         (7,524)              (13,932)

Plant SG&A Expense                                        9                   388
SG&A Expense - Allocation (Sched 1)                   5,223                14,535
 Other Operating Expenses                               136                    51
                                              -------------    ------------------
 Total Operating Expenses                             5,368                14,974

 Operating Profit                                   (12,892)              (28,906)

 Outside Interest Income                                 78                   255
 Outside Interest (Expense)                          (1,379)               (5,246)
 Intercompany Interest Income                             1                     2
 Intercompany Interest (Expense)                          -                    (1)
 Charges (From) Affiliates                           (1,534)               (4,602)
 Charges To Affiliates                                1,600                 4,800
Income/Loss From European Operations                    914                 1,294
 Other Income/(Expense)                                   3                    18
                                              -------------    ------------------
 Total Non-Operating Expenses                          (317)               (3,480)

 Income Before Income Taxes                         (13,209)              (32,386)

 Income Tax Expense                                     140                   438
                                              -------------    ------------------
 Net Income                                   ($     13,349)   ($          32,824)
                                              =============    ==================

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            December
                                            --------
Officer Compensation                        $    189
Salary Expense other Employees                   799
Employee Benefits and Pension                    (23)
Payroll Taxes                                     39
Other Taxes                                        0
Rent and Lease Expense                           220
Interest Expense
Insurance                                         36
Automobile and Truck Expense                       1
Utilities(Gas Electric,Phone)                     84
Depreciation                                     128
Travel and Entertainment                          55
Repairs and Maintenance                           51
Advertising/Promotion                              0
Supplies, Office Expense                          26

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    131
Bank Fees                                        147
Public Reporting Fees                             16
Employee Relocation/Training                      11
Data Processing                                   19
Dues and Subscriptions                            11
Outside Services                                 114
Project Development Costs net of Billings        (34)
Director Fees                                     25
Miscellaneous                                     19
Professional Fees - Bankruptcy                 3,428
Cost Allocation - Out                           (267)
                                            --------
                                            $  5,223
                                            ========

Allocation:
Wagner Castings                                  177
Northern Castings                                 47
Ironton Iron                                       0
Lynchburg Foundry                                179
Columbus Foundry                                 290
Wagner Havana                                      0
Intermet U.S. Holdings                           241
Cast-Matic Corp.                                  76
Diversified Diemakers                            240
Ganton Technologies                              156
Tool Products                                    127
Intermet Corporation                           3,689
                                            --------
Total                                       $  5,223
                                            ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                                   DECEMBER                       NOVEMBER
                                                               ---------------                 ---------------
                                                               CASE # 04-67597                 CASE # 04-67597
                                                                   INTERMET                       INTERMET
                                                                    CORP(*)                       CORP (*)
                                                               ---------------                 ---------------
Cash And Equivalents                                           $         1,729                 $         5,329
Accounts Receivable                                                     74,921                          87,987
Short-Term Intercompany Receivables                                        (11)                             (5)
Inventories                                                             48,238                          46,969
Other Current Assets                                                     8,347                           7,178
                                                               ---------------                 ---------------
   TOTAL CURRENT ASSETS                                                133,224                         147,458

Land and Buildings                                                     113,391                         114,562
 Machinery & Equipment                                                 443,398                         403,639
 Construction In Progress                                                5,347                          10,340
                                                               ---------------                 ---------------
 Total Fixed Assets                                                    562,136                         528,541
 Accumulated Depreciation                                             (336,207)                       (299,075)
                                                               ---------------                 ---------------
    NET FIXED ASSETS                                                   225,929                         229,466

 Investment In Subsidiaries                                                 (2)                             (2)
Investment In European Operations                                       95,755                          91,594
 Long-Term Intercompany Receivables                                          0                               0
 Deferred Taxes, Long-Term Asset                                           641                             147
 Other Assets                                                          189,959                         189,367
                                                               ---------------                 ---------------
    TOTAL ASSETS                                               $       645,506                 $       658,030
                                                               ===============                 ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                               $         9,799                 $        10,871
Wages and Salaries  (See schedule)                                       2,546                           3,887
Taxes Payable - (See schedule)                                           2,893                           2,416
                                                               ---------------                 ---------------
  TOTAL POST PETITION LIABILITIES                                       15,238                          17,174

SECURED LIABILITIES:
SECURED BANK DEBT & IDR Bonds                                          164,900                         163,900

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                      607                             607
 Accrued Tax - State                                                      (297)                           (269)
 Accrued Property Taxes                                                    270                             324
 Accrued Workers Comp.                                                   7,929                           8,139
 Accrued Payroll                                                         2,923                           3,547
Accrued Payroll Taxes                                                        0                               0
                                                               ---------------                 ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              11,432                          12,348

UNSECURED LIABILITIES
Accounts Payable                                                        64,192                          64,850
IDR Bonds                                                              177,000                         177,000
                                                               ---------------                 ---------------
TOTAL UNSECURED LIABILITIES                                            241,192                         241,850

OTHER LIABILITIES

Accrued Liabilities                                                     38,023                          39,244
Short-Term Intercompany Payables                                            (5)                              0
Capital Leases                                                             504                             532
 Retirement Benefits                                                    81,649                          79,298
 Deferred Taxes - Long-Term Liability                                   (3,838)                         (3,838)
 Other Long-Term Liabilities                                             7,509                           7,743
 Long-Term Intercompany Payables                                          (699)                           (584)
 Minority Interest                                                           0
                                                               ---------------                 ---------------
 TOTAL LIABILITIES                                                     555,905                         557,667

 Common Stock                                                            2,605                           2,605
 Capital In Excess Of Par Value                                         36,201                          36,201
Retained Earnings - Prepetition                                          8,831                           8,831
Retained Earnings - Post Petition                                      (33,860)                        (19,855)
Equity In European Operations                                           95,755                          91,594
 Accumulated Translation Adjustment                                      3,860                           3,861
 Minimum Pension Liability Adjustment                                  (23,600)                        (22,683)
 Unearned Restricted Stock                                                (191)                           (191)
                                                               ---------------                 ---------------
TOTAL SHAREHOLDER EQUITY                                                89,601                         100,363
                                                               ---------------                 ---------------
 Total Liabilities And Equity                                  $       645,506                 $       658,030
                                                               ===============                 ===============

(*) Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

Note 2:

The "Investment in European Operations" is net of $43,262 in December and $42,057 in November representing an intercompany liability of Intermet Corporation to our non-debtor European Operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the Debtors.

PERIOD ENDED: 12-31-04          INTERMET CORPORATION              CASE #04-67597
                         CORPORATE BOOKS ONLY - NO SUBS
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                 Balance                                                       Balance
                                                  as of                  Accrued /            Payments /        as of
                                                11/30/2004               Withheld              Deposits       12/31/2004
                                               -----------             -----------            ----------     -----------
Income tax withheld: Federal                   $         0             ($  198,608)           $  198,608     $         0
Income tax withheld: State                               0                 (38,562)               38,562               0
Income tax withheld: Local                               0                    (236)                  236               0
FICA Withheld                                         (137)                (39,017)               39,154               0
Employers FICA                                        (137)                (41,680)               39,154          (2,663)
Unemployment Tax: Federal                               (0)                    110                  (110)             (0)
Unemployment Tax: State                                  0                     807                  (807)              0
All Other Payroll W/H                              (59,169)               (137,158)               99,142         (97,184)

State Taxes: Inc./Sales/Use/Excise                (187,652)               (331,500)                    0        (519,152)
                                                   (65,169)                      0                     0         (65,169)
Property Taxes                                      (3,200)                 (1,600)                    0          (4,800)

Workers Compensation                                     0                       0                     0               0
                                               -----------             -----------            ----------     -----------
Total                                          ($  315,464)              ($787,444)           $  413,940     ($  688,969)

Wages and Salaries                                (890,316)               (645,926)               10,061      (1,526,181)
                                               -----------             -----------            ----------     -----------
Grand Total                                    ($1,205,780)            ($1,433,371)           $  424,001     ($2,215,150)
                                               ===========             ===========            ==========     ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)             Total             0-30 Days       30-60 Days         Over 60 Days
Accounts Payable                     $1,984,718           $1,881,282       $  103,436
Accounts Receivable                         N/A

INTERMET CORPORATION AND SUBSIDIARIES                      PERIOD ENDED 12/31/04

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67597
                              INTERMET CORPORATION

              ACCOUNT TYPE            CONCEN.      CONCEN.      CONCEN.     DEPOSIT         DEPOSIT      DEPOSITORY       AP
                Account #           1054530796   1851811305     1599333    5401086482     8800789144       1096643    2770716377
                  Bank              Stan. Fed.    Comerica      Bank One   Stan. Fed.  Suntrust - Closed  Bank One    Stan. Fed.
Beginning Bank Balance                2,507,623    1,321,705      971,638           -                  -          -            -
Receipts                              7,654,195          100    6,624,021     615,466                  -     27,322            -
Transfers In                         34,144,951   20,092,887    8,388,544           -                  -          -    1,072,983*
Dip Inflow                           34,404,909            -            -           -                  -          -            -
Disbursements                       (34,877,442)    (856,007)    (721,131)       (762)                 -          -   (1,072,983)
Transfers Out                       (18,463,336) (11,636,107) (15,000,000)   (614,704)                 -    (27,322)           -
Dip Repayment                       (24,990,917)  (8,413,992)           -           -                  -          -            -
                                    -----------  -----------  -----------  ----------  ----------------- ----------  -----------
Ending Bank Balance                     379,983      508,587      263,072           -                  -          -            -

Corporate Wires Paid for Corporate                                                                                    10,577,987
Corporate Wires Paid on Behalf of Plants                                                                              25,869,720
                                                                                                                     -----------
Wires Paid by Corporate                                                                                               36,447,707
Checks Issued                                                                                                          1,149,727
                                                                                                                     -----------
Total Disbursements (See Total Disbursements Reconciliation)                                                         $37,597,435
                                                                                                                     ===========

Outstanding Checks As of November 30                                                                                     244,419
Voided Checks Outstanding as of November                                                                                       -
Checks Issued in December                                                                                              1,149,727
Check Cleared in December                             *$550 represents tax service fees not paid with a check.        (1,072,433)
                                                                                                                     -----------
Outstanding Checks as of December 31 (See Outstanding Checklist)                                                     $   321,714
                                                                                                                     ===========

              ACCOUNT TYPE                                        PR       BENEFITS    BENEFITS  HECKING  ENVIRONMENTAL
                Account #                                     2770716716    502756     611996    1385313    400806.1
                  Bank                                        Stan. Fed.   Bank One   Bank One  Bank One    Lasalle
Beginning Bank Balance                                                 -           -         -        -       3,090,619
Receipts                                                               -           -         -        -           3,724
Transfers In                                                     623,629      68,040   359,144        -               -
Dip Inflow                                                             -           -         -        -               -
Disbursements                                                   (623,629)          -  (359,144)       -          (2,616)
Transfers Out                                                          -     (68,040)        -        -               -
Dip Repayment                                                          -           -         -        -               -
                                                              ----------  ----------  --------  -------  --------------
Ending Bank Balance                                                    -           -         -        -       3,091,728

Corporate Wires Paid for Corporate                               316,906
Corporate Wires Paid on Behalf of Plants

Wires Paid by Corporate
Checks Issued

Total Disbursements (See Total Disbursements Reconciliation)

Outstanding Checks As of November 30
Voided Checks Outstanding as of November
Checks Issued in December
Check Cleared in December

Outstanding Checks as of December 31 (See Outstanding
 Checklist)


              ACCOUNT TYPE                                    RABBI TRUST   SPECIAL RETIREMENT    TOTAL
                Account #                                      800558.1         5401197545
                  Bank                                        Stan. Fed.        Stan. Fed.
Beginning Bank Balance                                          2,036,379                    -   9,927,965
Receipts                                                        6,000,148                    -           -
Transfers In                                                            -                    -           -
Dip Inflow                                                              -                    -           -
Disbursements                                                  (5,997,544)                   -           -
Transfers Out                                                           -                    -           -
Dip Repayment                                                           -                    -           -
                                                              -----------   ------------------  ----------
Ending Bank Balance                                             2,038,984                    -   9,927,965

Corporate Wires Paid for Corporate
Corporate Wires Paid on Behalf of Plants

Wires Paid by Corporate                                                                         36,447,707
Checks Issued

Total Disbursements (See Total Disbursements Reconciliation)

Outstanding Checks As of November 30
Voided Checks Outstanding as of November
Checks Issued in December
Check Cleared in December

Outstanding Checks as of December 31 (See Outstanding
 Checklist)

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
DECEMBER 2004

                     VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
ABC Coke                                          $          463,916.81
ABN Amro Bank of New York                                     49,173.00
Ace American Insurance                                     1,307,780.00
A-Com Protection Services Inc.                                   140.00
ADP Investor Communication                                       724.52
Aetna U.S. Healthcare                                         25,523.79
Alabama Power                                                  1,829.37
Alcan Aluminum Corporation                                 1,950,595.73
Alcast Company                                                96,267.00
Alcoa Aluminum                                                86,692.19
ALFE Heat Treating                                           193,571.97
Allied Mineral                                                51,598.40
Allied Mineral Products                                       46,645.41
Alter Trading                                                 71,500.00
Aluminum Resources                                            96,135.50
Amacor                                                       461,700.00
American Electric Power                                        1,397.70
American Foundry Society                                       3,750.00
Amtech International Group,Ltd                                38,286.00
Andrews, Thomas                                                9,547.48
Anx Ebusiness                                                  3,456.00
Arch Consulting Associates                                       750.00
Association Of Corporate                                         225.00
AT&T                                                             236.19
AT&T Wireless                                                    226.17
AT&T-Universal Biller                                          2,857.30
Atmos Energy                                                     197.93
Backman, David                                                   972.07
Bandy, David                                                     690.46
Bank of Nova Scotia                                        1,012,405.13
Behr Metals                                                  260,000.00
Bellsouth                                                      2,581.51
Belts, Robert                                                     63.01
Bentonite Performance Minerals                                80,500.00
Bernard E. Wallace, Jr                                           900.00
Blanchard Consulting, Inc.                                     3,512.50
Blue Cross Blue Shields                                    2,686,848.82
Bowne Of Chicago                                              11,350.00
Brown and Sharpe Inc.                                          2,300.00
Bruechert, Paul                                                  151.32
Bryant'S Tree Service                                            225.00
Bsw, Inc.                                                         50.00
Bureau Of National                                             1,713.00
Burge, Craig                                                   2,092.92
Bus-Tech                                                         818.75
Campbell County                                                3,553.95
Canopus Environmental Group                                    2,150.00

                    VENDOR                         TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
Capstone                                                     315,535.89
Carilion New River Valley                                        790.35
Cbsmarketwatch.Com                                               500.00
Cch Incorporated                                               2,106.23
CCMA                                                         151,311.36
Cessna Aircraft Co.                                            1,008.65
Chicago Soft                                                     276.00
Cigna                                                          1,146.00
Cintas Corporation                                                84.80
City Of Radford                                               14,527.80
City Of Troy                                                   5,837.77
Client Services-Ecm                                               90.58
Columbus Water Works                                             213.64
Comerica Bank                                                  9,690.04
Cometals                                                     114,416.89
Concentra Medical Centers                                        100.50
Conway Mackenzie & Dunleavy                                1,287,482.70
Cor Solutions, Inc.                                           59,544.03
Corporate Payroll                                            316,906.09
Cox, Michael                                                     261.25
Crain'S Detroit Business                                          59.00
Crest Products                                                12,843.20
Cri Mutual Press                                               1,293.84
Dalton'S Services, Inc.                                        3,000.00
Dana                                                         383,383.00
Data Technology Group, Inc.                                    6,275.00
David Joseph Materials Deposit                               523,750.00
Dead Sea Magnesium                                           686,337.30
Decatur Payroll                                            1,093,349.96
Dell Marketing L.P.                                            6,539.29
Depository Trust Company, The                                    280.00
Deutsche Bank                                                 50,645.00
Dickson Allan                                                  8,839.80
Dimetek                                                        9,224.20
Display Manufacturing                                            265.00
DME RR                                                        38,645.90
Doyle, Pat                                                        67.56
Ductile Iron Society                                           2,000.00
Dun & Bradstreet                                                 230.48
Dupree, Robin                                                    359.00
Dykema Gossett                                                49,111.28
Eastern Alloys, inc                                          195,009.73
Eastern Computer Exchange, Inc                                10,914.00
EDP Engineering Group                                         15,466.37
Edwin B. Branch                                               16,831.97
Egh/Timberland Three L.P.                                     59,952.79
Ekk, Inc.                                                     10,000.00
Electrical Specialties                                            17.50
Elkem Metals, Inc.                                           292,866.61
Equity Technologies Corp                                       3,643.02
Exec-U-Care                                                    7,746.49
Executive Coffee Systems                                         748.65
Exxon Mobil/Gecc                                                 149.83

                    VENDOR                         TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
Fahrner, John                                                    415.80
Fairmont Minerals                                            110,203.93
Federal Reserve Bank Of                                          500.00
Fidelity Savings and Profit Plan                              52,653.02
Fire & Safety Equipment Co.                                       13.52
Fitzgerald, David C                                              482.08
Foley, Lardner                                             1,538,649.99
Foreman, Greg                                                    551.73
Foseco Metallurgical Inc.                                      1,138.32
French & Rogers Inc.                                             580.72
Freudenberg NOK                                               17,468.34
FTI Restructuring                                            179,570.51
Ge Capital                                                    19,512.14
Georgia Dept Of Revenue                                       25,348.75
Georgia Power                                                  3,296.23
Georgia Sales Tax - CFI                                       58,176.96
Gierc, Daniel                                                     92.15
Global Engineering Documents                                     228.30
Global Exchange Services                                       1,049.46
Globe                                                        344,205.60
Gopal, Nanda P N                                                 504.53
HA International LLC                                         126,786.06
Hall, Kevin W                                                    682.10
Hart Metals                                                   33,825.00
Havana Payroll                                                15,023.24
Heavin, Todd                                                     911.66
Hibbing Prepetition Check Cleared                                228.82
Hill & Griffith                                              168,800.00
Hoover, Rob                                                      555.37
Horn, Regina                                                     140.17
Ibm Corporation                                               36,584.42
Ibm Limited Special Billing                                      216.51
Ics                                                              866.25
Idra Prince                                                   15,020.00
Ikon Financial Services                                        2,194.40
Ikon Office Solutions                                              8.23
IMCO Recycling                                             1,348,113.20
Inductotherm Payment to be Reimbursed                         86,750.00
Inn Lynn Lynchburg Airport                                       297.33
Intercall                                                        532.55
Ipswitch, Inc.                                                   395.00
Iron Mountain Records Mgmt                                       259.98
Irvin, Leslie B                                                2,952.34
Jackson Payroll                                              357,741.00
Jackson, Shields, Yeiser, Holt                                24,287.43
Jaffe Raitt Heuer & Weiss                                             -
Jaffe, Raitt, Heuer & Wiess                                  113,185.05
James Cole Plumbing Company                                      150.00
James Davis Cleaning Service                                     900.00
Jesse White Secretary Of State                                   742.00
Jock Abell Landscaping                                           720.00
John Hancock Financial Svcs                                      870.00
John R. Horne                                                    933.39

                    VENDOR                         TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
Karjala, Mary Jo                                                  43.80
Ken Branch                                                       542.14
Keystone Powder Metal Co.                                     20,819.62
Klein, Kyle                                                      289.14
Kurt Manufacturing                                            21,468.46
Kuzinski, Mark                                                   501.90
L & S Precision                                                3,899.00
Land Transportation                                          131,117.30
Larpen Metallurgical Service                                 110,880.00
Lasalle Bank Debits - Double Payments to Racine                3,264.94
Leonard Bros. Data Management                                    264.80
Liebert Global Services                                        1,474.75
Linda Harris Revenue                                          66,255.00
Line Precision Inc.                                           40,108.00
Lisio, John                                                    2,017.20
Longhurst, John                                                  341.42
Lorenz, Chad                                                     273.58
Lovell, Tony                                                     987.50
Lumpkin, Linda                                                    94.99
Macioce, Raphael                                               1,113.84
Magma Foundry Technologies                                     2,000.00
MagReTech Inc.                                               130,824.89
Mainline Information Systems                                   2,720.00
Malecki, Elizabeth                                             1,476.45
Mallon, Robert                                                   454.70
Malloy - 611996                                              359,144.06
Management Systems Intl, Inc.                                  1,062.50
Marsh Usa Inc.                                                86,680.00
Martinez, Fred                                                 1,469.65
Mayer,Brown,Rowe & Maw                                           232.50
Mccollum, William E                                            3,580.77
Mcdonald, Matt                                                   467.31
Mci                                                              708.39
Medco                                                        229,660.87
Medco Health                                                 227,088.60
Metallurg                                                     21,218.84
Metlife                                                        9,363.34
Metlife Dental - 502756                                       68,040.38
Michigan Business Aviation                                       300.00
Michigan Dept Of Treasury                                         16.64
Midland Industries, Inc.                                      31,740.80
Miller & Co.                                                 350,088.51
Miller, Alan                                                     495.87
Minneapolis Payroll                                          684,983.12
Minnesota Revenue                                              1,250.00
Monroe Disbursing Debit                                           35.76
Monroe Payroll                                             1,220,851.97
MPC                                                           13,752.00
MSC Industrial Supply                                         13,482.08
Nelson Electric                                                1,520.00
Noranda Aluminum                                              98,273.95
Norfolk Southern                                              60,000.00
North American Die Casting                                     4,181.00

                     VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
Northbend Pattern                                              6,784.00
Ntfc Capital Corporation                                         367.00
Office Depot, Inc.                                             4,530.62
Office Installations, Inc.                                       160.00
Ohio Screw Products                                           13,754.91
O'Melveny & Myers                                             86,637.90
OmniSource Corporation                                       186,888.00
Oneok Energy Marketing Company                                82,730.46
Pams, Gene                                                       218.47
Parker Hannifin                                               26,282.86
Pennsylvania Scdu                                                747.00
Peony Inc.                                                       360.00
Pepper Hamilton LLP                                           32,903.47
Pilon, Kevin                                                   1,346.78
Plasko, Randall                                                  874.00
Plymouth Wayne, Inc.                                                  -
Pontiac Coffee Break Inc.                                         26.50
Porter Warner Industries                                      30,066.70
Preferred Data Systems                                        11,372.01
Primetrade, Inc.                                           1,052,994.04
Pro Mold & Die                                               171,220.00
Provident Life & Accident Ins                                 14,106.67
Prucha, Tom                                                      506.84
Putnam                                                        95,289.85
Putnam 401K                                                  133,014.81
Qwest                                                              4.64
Racine Payroll                                               189,431.59
Radford Payroll Check                                          5,808.97
Rar Holdings, Inc.                                             3,322.00
Ratka, Richard                                                        -
Record Copy Services                                                  -
RES Manufacturing                                             60,824.27
RI Lampus                                                     56,945.20
Ridley'S Bakery Cafe                                                  -
Robert Half                                                           -
Roberts, Donald                                                  652.01
Rutherford, John                                               1,008.78
Safety-Kleen Corp.                                               199.40
Sanders, S. David                                              3,386.24
Sbc                                                            2,407.06
Schellhase, Dan                                                  260.40
Security Forces, Inc.                                            145.46
Seniorscrips                                                   2,720.00
Shaw, Robert                                                   2,775.09
Shred-It Detroit                                                  79.80
Silbert, Richard                                                 907.26
Solarcom                                                       2,726.37
Southern Air                                                     662.03
Spectro Alloys Corporation                                 1,065,285.00
Spray-rite                                                    20,415.35
Sprint                                                        78,942.47
Sprint Conferencing Services                                   3,213.73
Sprouse, Jane                                                    146.94

                    VENDOR                         TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
SRI Quality System Registrar                                  12,426.30
Standard Federal                                              10,097.71
State Of Michigan                                                163.00
Sterling Commerce-73199                                          401.08
Stevensville Payroll                                          49,035.25
Strong, John                                                      28.88
Sungard Availability Services                                  1,668.00
Sungard Corbel Inc.                                              719.00
Superior Graphite Co.                                         20,092.50
Supreme Cores                                                 17,480.00
T.R. Wight Inc.                                                1,700.32
Talx Corporation                                                      -
Terminix International                                                -
The David J. Joseph Company                                7,497,000.00
The Farmers Bank Of Appomattox                                   616.32
Thomas H. Jeffs Ii                                               408.76
Thomson Financial                                             11,666.56
Tinnerman Palnut                                              14,885.07
T-Mobile                                                         139.43
Tool Testing Lab                                                 317.40
Toyota Tsusho                                                 33,160.32
Tradewinds Aviation                                            8,286.40
Trans Man Logistics, Inc.                                    520,443.13
Transgroup WW Logistics                                        7,777.90
Trelleborg                                                    86,940.00
Troy Chamber Of Commerce                                         585.00
TSBY RR                                                       36,300.61
Tube City                                                     86,000.00
Ugs Plm Solutions Inc.                                         3,180.00
UMETCO Inc.                                                  121,800.00
Unimin Corporation                                            51,548.62
United American Insurance Co.                                 51,052.00
United Way Of Central Virginia                                   330.00
Universal Software, Inc.                                         562.50
US Magnesium LLC                                             814,354.84
US Oil                                                       219,860.38
Valley Fasteners                                                  40.00
Value Options                                                 14,548.64
Valueoptions, Inc                                             14,055.60
Vanguard Group                                                14,194.01
Vanguard Group 401K                                          145,313.00
Vass, S. Reid                                                    397.26
Verizon                                                        1,911.93
Verizon Wireless Messaging Svc                                    89.55
Verizon Wireless-Great Lakes                                   1,536.74
Vesuvius                                                      18,418.94
Vishay Measurements Group                                        647.52
Visual Impressions                                               275.60
W.E.L. Inc.                                                    3,010.08
Wachtell Lipton Rosen Katz                                   425,794.64
Walker, Sean                                                     597.73
Waste Management                                                      -
Waterford Township Treasurer                                          -

                    VENDOR                         TOTAL DISBURSEMENTS
-----------------------------------------------   ---------------------
Wayne Booth Investments                                       25,300.00
Wheelabrator Abrasives                                       125,565.00
Willis Of Michigan, Inc.                                     105,000.00
Winkle, Tom                                                    1,229.69
Wisconsin Dept Of Revenue                                         33.75
With Our Compliments, Inc                                        117.00
Woods, Rogers & Hazlegrove Plc                                 4,843.33
Wpi                                                            3,750.00
Xerox Corporation                                                426.11
Xpedx - Lynchburg                                                151.00

                                                  ---------------------

TOTALS                                            $       37,597,434.58

INTERMET COPORATION
CASE # 04-67597
AT 12/31/04

CORPORATE - BANK RECONCILIATION

Bank Balance                              $        -

Actual Outstanding Checks                 321,713.84

Unadjusted GL Balance                     321,713.84
                                          ----------
Difference                                $        -
                                          ==========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

CHECK               DATE            OUTSTANDING
91412            10/22/2004         $    503.39
91443            10/22/2004              106.17
91637            11/12/2004              971.99
91707            11/19/2004              751.91
91749            11/24/2004               17.50
91795            11/24/2004           44,437.20
91875            12/10/2004              790.35
91880            12/10/2004               67.56
91893            12/10/2004              273.58
91901            12/10/2004              160.00
91902            12/10/2004              373.80
91913            12/10/2004              408.76
91957            12/17/2004              359.00
91970            12/17/2004              742.00
91998            12/17/2004           25,348.75
92007            12/22/2004              690.46
92009            12/22/2004               63.01
92010            12/22/2004            2,525.00
92016            12/22/2004              261.25
92019            12/22/2004              338.67
92028            12/22/2004              435.00
92030            12/22/2004              436.81
92032            12/22/2004            1,067.83
92034            12/22/2004            1,476.45
92043            12/22/2004              573.97
92045            12/22/2004              260.40
92047            12/22/2004              907.26
92052            12/22/2004               33.75
92060            12/29/2004           12,594.49
92061            12/29/2004              989.19
92062            12/29/2004            3,456.00
92063            12/29/2004              750.00
92064            12/29/2004            1,360.46
92065            12/29/2004               49.84
92066            12/29/2004              900.00
92067            12/29/2004              987.50
92068            12/29/2004            9,570.00
92069            12/29/2004               41.25
92070            12/29/2004              225.00
92071            12/29/2004            2,150.00
92072            12/29/2004              561.00
92073            12/29/2004               16.96
92074            12/29/2004               90.58
92075            12/29/2004               65.01
92076            12/29/2004               50.25
92077            12/29/2004            1,800.00
92078            12/29/2004            4,320.03
92079            12/29/2004              980.50
92080            12/29/2004            2,000.00
92081            12/29/2004            5,457.00

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

CHECK               DATE            OUTSTANDING
92082            12/29/2004           16,831.97
92083            12/29/2004               17.50
92084            12/29/2004              580.72
92085            12/29/2004           19,512.14
92086            12/29/2004            1,049.46
92087            12/29/2004              404.59
92088            12/29/2004              140.17
92089            12/29/2004              216.51
92090            12/29/2004              532.55
92092            12/29/2004              900.00
92093            12/29/2004              360.00
92094            12/29/2004              200.90
92095            12/29/2004           22,816.00
92097            12/29/2004            3,580.77
92098            12/29/2004               76.65
92099            12/29/2004            4,181.00
92100            12/29/2004            1,537.12
92101            12/29/2004              747.00
92102            12/29/2004              360.00
92104            12/29/2004              874.00
92105            12/29/2004            7,085.07
92106            12/29/2004            3,322.00
92107            12/29/2004               49.50
92108            12/29/2004            1,008.78
92109            12/29/2004               22.10
92110            12/29/2004              834.00
92111            12/29/2004               83.33
92112            12/29/2004               32.00
92113            12/29/2004              616.32
92114            12/29/2004           11,666.56
92115            12/29/2004              317.40
92116            12/29/2004            3,082.52
92117            12/29/2004            1,590.00
92118            12/29/2004            2,000.00
92119            12/29/2004              330.00
92120            12/29/2004           14,055.60
92121            12/29/2004            1,734.22
92122            12/29/2004              647.52
92123            12/29/2004               90.39
92124            12/29/2004            3,750.00
92125            12/29/2004              426.11
92127            12/29/2004           28,208.00
92128            12/29/2004           25,300.00
92129            12/29/2004            7,746.49
                                    -----------

                                    $321,713.84

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.                     Capacity:         ___   Shareholder
      Case Number:  04-67597                               ___   Officer
                                                           ___   Director
                                                           ___   Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:                           Weekly           or                Monthly

                                                     _______                            _______

CURRENT BENEFITS PAID:                               Weekly           or                Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                             _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                         Weekly           or                Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                       Weekly           or                Monthly

                                                     _______                            $0

Dated: JANUARY 20, 2005             ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

Intermet Corporation and Subsidiaries
Month Ended December 31, 2004

NAME:                                  GARY       ROBERT E. TIMOTHY R.   JOHN B.     TODD      THOMAS E.         ALAN J.
                                       RUFF        BELTS    GILLILAND  RUTHERFORD   HEAVIN      PRUCHA           MILLER
                                  --------------  --------- ---------- ---------- ---------- ------------ -------------------
JOB DUTIES:                       Chairman & CEO VP Finance VP- Light  VP-Sales & VP-Ferrous VP-Technical VP, General Counsel
                                     Director     and CFO     Metals   Marketing    Metals     Services     Ass't Secretary
                                  -------------- ---------- ---------  ---------- ---------- ------------ -------------------
COMPENSATION-MONTHLY(12/31/04):        41,667       21,667     16,667     16,667     17,500      14,583          18,750
                                  -----------    ---------  ---------  ---------  ---------  ----------   -------------
BENEFITS PAID:
Health Insurance                          968          968        692        692        968         692             692
Life Insurance                            345          179        138        138        145         121             155
AD&D                                       18            9          7          7          8           6               8
Dependent Life                              1            1          1          1          1           1               1
Long Term Disability                      142          142        142        142        142         124             142
Executive Medical                         358          358        358        358        358         358             358
Deferred Comp                               0            0          0          0          0           0               0
Retirement                                  0            0          0          0          0           0               0
Company Vehicle                         1,104          850        850        850        855         722             850
Cell Phone                                           69.76                 38.95      46.71
Transportation--Gasoline                33.00

(EXPENSE REIMBURSE):
Meals & Entertainment                                                      50.53     173.67
Travel                                  149.5        63.01                 905.3     230.92        18.4           100.8
Communications (cell phone, etc.)       78.98                              52.95                  57.97           45.07
Dues & Subscriptions                   155.08                                                                       350
Miscellaneous
Board Expenses (Paper Products)                                                      507.07     430.47

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                                  -----------    ---------  ---------  ---------  ---------  ----------   -------------
TOTAL OF ALL PAYMENTS                $ 45,019     $ 24,307   $ 18,855   $ 19,903   $ 20,935    $ 17,115        $ 21,452
                                  ===========    =========  =========  =========  =========  ==========   =============

NAME:                                    BYTHA             GREG        MICHAEL
                                         MILLS           WAHOWIAK     SKRZYPCAK MARY JO KARJALA  TOTAL
                                  ------------------ ---------------- --------- --------------- --------
JOB DUTIES:                       VP- Administration Business Systems Treasurer    Secretary
                                                         Director
                                  ------------------ ---------------- --------- --------------- --------
COMPENSATION-MONTHLY(12/31/04):        12,500              11,917        10,833       6,000      188,750
                                  -----------        ------------     --------- -----------     --------
BENEFITS PAID:
Health Insurance                          345                 623           968         692        8,299
Life Insurance                            104                  99            90          50        1,563
AD&D                                        5                   4             4           4           80
Dependent Life                              1                   1             1          11
Long Term Disability                      106                 101            92          51        1,325
Executive Medical                         358                 358             0           0        3,225
Deferred Comp                               0                   0             0           0            0
Retirement                                  0                   0             0           0            0
Company Vehicle                           850                 650             0           0        7,581
Cell Phone                                                  15.83         41.97                      213
Transportation--Gasoline                                                                              33

(EXPENSE REIMBURSE):
Meals & Entertainment                                                                                224
Travel                                                                                             1,468
Communications (cell phone, etc.)                                                                    235
Dues & Subscriptions                                                                                 505
Miscellaneous                                                                                        938
Board Expenses (Paper Products)                                                        43.8           44

OTHER PAYMENTS:                                                                                        0
Rents Paid                                                                                             0
Loans                                                                                                  0
Other (Describe)                                                                                       0
                                  -----------        ------------     --------- -----------     --------
TOTAL OF ALL PAYMENTS                $ 14,268            $ 13,768     $  12,029    $  6,841     $214,493
                                  ===========        ============     ========= ===========     ========

                                                           Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE          CARRIER             POLICY PERIOD
--------------------    --------------    -----------------
Property                Lloyds            11/1/04-11/1/05
Boiler/Machine          Hartford          11/1/04-11/1/05
Cargo                   Fireman's Fund    11/1/04-11/1/05
Truck Cargo             Fireman's Fund    11/1/04-11/1/05

Aviation                USAIG             11/1/04-11/1/05

Fiduciary               St. Paul          11/1/04-11/1/05

Primary D&O             St. Paul          11/1/04-11/1/05
Excess D&O              Chubb             11/1/04-11/1/05
Excess D&O              Platte River      11/1/04-11/1/05

Crime                   AIG               12/1/04-12/1/05

General Liability       ACE               12/22/04-12/22/05
Umbrella                National Union    12/22/04-12/22/05

Workers' Comp           ACE               12/22/04-6/22/05
Excess Workers' Comp    ACE               12/22/04-12/22/05

Auto                    ACE               12/22/04-12/22/05

Foreign (DIC)           ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries. Intermet Corp.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67599
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.    )
                         Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                  (Form 2)

      X     Balance Sheet                        (Form 3)

      X     Summary of Operations                (Form 4)

      X     Monthly Cash Statement               (Form 5)

      X     Statement of Compensation            (Form 6)

      X     Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                       YES [X]           NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                       YES [X]           NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                       YES [X]           NO[ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X]           NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                       YES [X]           NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005             /s/ Robert E. Belts
                                    -----------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer    (248)952-2500
                                    -----------------------    -------------
                                    Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                              CASE # 04-67599
                                                 ALEXANDER
                                               City Casting Co.
                                     ---------------------------------
                                     Current Month  Total Since Filing
                                     -------------  ------------------
Net Sales                                $  0            $  0

Cost of Goods Sold
Materials and Freight                       -               -
Wages - Hourly                              -               -
Wages-Salary                                -               -
Employee Benefits and Pension               -               -
 Repairs & Maintenance                      -               -
Supplies                                    -               -
Utilities                                   -               -
Purchased Components/Services               -               -
Income(loss) from Pattern Sales             -               -
 Fixed Asset - (gain/loss)                  -               -
 MIS Expense                                -               -
 Travel & Entertainment                     -               -
 Other Variable Costs                     (17)             67
 Depreciation & Amortization                -               -
 Other Allocated Fixed Costs                -               -
 Other Fixed Costs                          -               -
                                         ----            ----
Cost of Goods Sold                        (17)             67

Gross Profit                               17             (67)

Plant SG&A Expense                          -               -
SG&A Expense - Allocation (Sched 1)         -               -
 Other Operating Expenses                   -               -
                                         ----            ----
 Total Operating Expenses                   -               -

 Operating Profit                          17             (67)

 Outside Interest Income                    -               -
 Outside Interest (Expense)                 -               -
 Intercompany Interest Income               -               -
 Intercompany Interest (Expense)            -               -
 Charges (From) Affiliates                  -               -
 Charges To Affiliates                      -               -
Income/Loss From European Operations        -               -
 Other Income/(Expense)                     -               1
                                         ----            ----
 Total Non-Operating Expenses               -               1

 Income Before Income Taxes                17             (66)

 Income Tax Expense                         1               5

                                         ----            ----
 Net Income                              $ 16            ($71)
                                         ====            ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              December
                                              --------
Officer Compensation                          $   189
Salary Expense other Employees                    799
Employee Benefits and Pension                     (23)
Payroll Taxes                                      39
Other Taxes                                         0
Rent and Lease Expense                            220
Interest Expense
Insurance                                          36
Automobile and Truck Expense                        1
Utilities(Gas Electric,Phone)                      84
Depreciation                                      128
Travel and Entertainment                           55
Repairs and Maintenance                            51
Advertising/Promotion                               0
Supplies, Office Expense                           26

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     131
Bank Fees                                         147
Public Reporting Fees                              16
Employee Relocation/Training                       11
Data Processing                                    19
Dues and Subscriptions                             11
Outside Services                                  114
Project Development Costs net of Billings         (34)
Director Fees                                      25
Miscellaneous                                      19
Professional Fees - Bankruptcy                  3,428
Cost Allocation - Out                            (267)
                                              -------
                                              $ 5,223
                                              =======

Allocation:
Wagner Castings                                   177
Northern Castings                                  47
Ironton Iron                                        0
Lynchburg Foundry                                 179
Columbus Foundry                                  290
Wagner Havana                                       0
Intermet U.S. Holdings                            241
Cast-Matic Corp.                                   76
Diversified Diemakers                             240
Ganton Technologies                               156
Tool Products                                     127
Intermet Corporation                            3,689
                                              -------
Total                                         $ 5,223
                                              =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                            CASE # 04-67599
                                            ----------------
                                               ALEXANDER
                                            CITY CASTING CO.
                                            ----------------
Cash And Equivalents                           $      0
Accounts Receivable                                   0
Short-Term Intercompany Receivables                   0
Inventories                                         133
Other Current Assets                                  0
                                               --------
   TOTAL CURRENT ASSETS                             133

Land and Buildings                                  537
 Machinery & Equipment                            1,592
 Construction In Progress                             0
                                               --------
 Total Fixed Assets                               2,129
 Accumulated Depreciation                             0
                                               --------
    NET FIXED ASSETS                              2,129

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables                   0
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                         0
                                               --------

    TOTAL ASSETS                               $  2,262
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $      0
Wages and Salaries  (See schedule)                    0
Taxes Payable - (See schedule)                        1
                                               --------
  TOTAL POST PETITION LIABILITIES                     1

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                               0
 Accrued Workers Comp                                 0
 Accrued Payroll                                      0
Accrued Payroll Taxes
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            0

UNSECURED LIABILITIES
Accounts Payable                                      0
IDR Bonds                                             0
                                               --------
TOTAL UNSECURED LIABILITIES                           0

OTHER LIABILITIES
Accrued Liabilities                                 153
Short-Term Intercompany Payables                      0
Capital Leases                                        0
 Retirement Benefits                                  0
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                 36,940
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                               37,094

 Common Stock                                        10
 Capital In Excess Of Par Value                      90
Retained Earnings - Prepetition                 (34,861)
Retained Earnings - Post Petition                   (71)
Equity In European Operations
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                        (34,832)

 TOTAL LIABILITIES AND EQUITY                  $  2,262
                                               ========

PERIOD ENDED: 12-31-04   ALEXANDER CITY CASTING CO., INC.         CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                        Balance
                                              as of          Accrued /      Payments /       as of
                                            11/30/2004       Withheld       Deposits       12/31/2004
                                            ----------       ---------      ----------     ----------
Income tax withheld: Federal                  $    0          $    0          $    0          $  0
Income tax withheld: State                    $    0          $    0          $    0          $  0
Income tax withheld: Local                    $    0          $    0          $    0          $  0
FICA Withheld                                 $    0          $    0          $    0          $  0
Employers FICA                                $    0          $    0          $    0          $  0
Unemployment Tax: Federal                     $    0          $    0          $    0          $  0
Unemployment Tax: State                       $    0          $    0          $    0          $  0
All Other Payroll W/H                         $    0          $    0          $    0          $  0
                                              $    0          $    0          $    0          $  0
State Taxes: Inc./Sales/Use/Excise            $4,500          $    0          $3,600          $900
Property Taxes                                $    0          $    0          $    0          $  0
                                              $    0
Workers Compensation                               0               0               0             0
                                              ------          ------          ------          ----

Total                                         $4,500          $    0          $3,600          $900
Wages and Salaries                                 0               0               0             0
                                              ------          ------          ------          ----

Grand Total                                   $4,500          $    0          $3,600          $900
                                              ======          ======          ======          ====

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                0-30 Days        30-60 Days     Over 60 Days
Accounts Payable                              $  0              $  0            $  0
Accounts Receivable                           $  0              $  0            $  0

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General          Payroll             Tax           Cash Coll.        Petty Cash
                                    Acct.            Acct.             Acct.            Acct.             Acct.

A.  Beginning Balance               _____            _____             _____            _____             _____

B.  Receipts                        _____            _____             _____            _____             _____
    (Attach separate schedule)

C.  Balance Available               _____            _____             _____            _____             _____
    (A+B)

D.  Less Disbursements              _____            _____             _____            _____             _____
    (Attach separate schedule)

E.  Ending Balance                                            N/A - COMPANY HAS NO BANK ACCOUNTS
    (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

     1. Depository Name & Location       _____________________________

     2. Account Number                   _____________________________

Payroll Account:

     1. Depository Name & Location       _____________________________

     2. Account Number                   _____________________________

Tax Account:

     1. Depository Name & Location       _____________________________

     2. Account Number                   _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_____________________________________________________________________________

_____________________________________________________________________________

Date: JANUARY 20, 2005                           ______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  ALEXANDER CITY CASTING CO., INC.   Capacity:         ___      Shareholder
       Case Number: 04-67599                                ___      Officer
                                                            ___      Director
                                                            ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly          or        Monthly

                                       _______                   _______

CURRENT BENEFITS PAID:                 Weekly          or        Monthly

          Health Insurance             _______                   _______

          Life Insurance               _______                   _______

          Retirement                   _______                   _______

          Company Vehicle              _______                   _______

          Entertainment                _______                   _______

          Travel                       _______                   _______

          Other Benefits               _______                   _______

          Total Benefits               _______                   _______

CURRENT OTHER BENEFITS PAID:           Weekly          or        Monthly

          Rent Paid                    _______                   _______

          Loans                        _______                   _______

          Other (Describe)             _______                   _______

          Other (Describe)             _______                   _______

          Other (Describe)             _______                   _______

          Total Other Payments         _______                   _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly          or        Monthly

                                       _______                   $0

Dated: JANUARY 20, 2005          ________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                         CARRIER                       POLICY PERIOD
--------------                         -------                       -------------
Property                            Lloyds                         11/1/04-11/1/05
Boiler/Machine                      Hartford                       11/1/04-11/1/05
Cargo                               Fireman's Fund                 11/1/04-11/1/05
Truck Cargo                         Fireman's Fund                 11/1/04-11/1/05

Aviation                            USAIG                          11/1/04-11/1/05

Fiduciary                           St. Paul                       11/1/04-11/1/05

Primary D&O                         St. Paul                       11/1/04-11/1/05
Excess D&O                          Chubb                          11/1/04-11/1/05
Excess D&O                          Platte River                   11/1/04-11/1/05

Crime                               AIG                            12/1/04-12/1/05

General Liability                   ACE                            12/22/04-12/22/05
Umbrella                            National Union                 12/22/04-12/22/05

Workers' Comp                       ACE                            12/22/04-6/22/05
Excess Workers' Comp                ACE                            12/22/04-12/22/05

Auto                                ACE                            12/22/04-12/22/05

Foreign (DIC)                       ACE                            12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67605
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
CAST-MATIC CORPORATION                      )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                (Form 2)

         [X]        Balance Sheet                      (Form 3)

         [X]        Summary of Operations              (Form 4)

         [X]        Monthly Cash Statement             (Form 5)

         [X]        Statement of Compensation          (Form 6)

         [X]        Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                           YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                           YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                           YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                           YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                           YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: January 20, 2005                /s/ Robert E. Belts
                                       ------------------------------------
                                           Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                 CASE #04-67605
                                                   CAST-MATIC
                                                      CORP
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
 Net Sales                               $ 3,331           $ 10,343

Cost of Goods Sold
Materials and Freight                      1,775              5,997
Wages - Hourly                               238                748
Wages-Salary                                 142                408
Employee Benefits and Pension                114                286
 Repairs & Maintenance                        82                266
Supplies                                     139                579
Utilities                                    131                312
Purchased Components/Services                141                473
Income(loss) from Pattern Sales                -                  -
 Fixed Asset - (gain/loss)                     -                  -
 MIS Expense                                  10                 31
 Travel & Entertainment                        4                  7
 Other Variable Costs                        125                431
 Depreciation & Amortization                 163                489
 Other Allocated Fixed Costs                   -                  -
 Other Fixed Costs                            99                275
                                         -------          ---------
Cost of Goods Sold                         3,163             10,302

Gross Profit                                 168                 41

Plant SG&A Expense                             -                  -
SG&A Expense - Allocation (Sched 1)           77                229
 Other Operating Expenses                      -                  -
                                         -------          ---------
 Total Operating Expenses                     77                229

 Operating Profit                             91               (188)

 Outside Interest Income                       -                  -
 Outside Interest (Expense)                    -                  -
 Intercompany Interest Income                  -                  -
 Intercompany Interest (Expense)             (30)               (79)
 Charges (From) Affiliates                     -                  -
 Charges To Affiliates                         -                  -
Income/Loss From European Operations           -                  -
 Other Income/(Expense)                        -                 12
                                         -------          ---------
 Total Non-Operating Expenses                (30)               (67)

 Income Before Income Taxes                   61               (255)

 Income Tax Expense                           25                 75
                                         -------          ---------
 Net Income                              $    36          ($    330)
                                         =======          =========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           December
                                           --------
Officer Compensation                       $    189
Salary Expense other Employees                  799
Employee Benefits and Pension                   (23)
Payroll Taxes                                    39
Other Taxes                                       0
Rent and Lease Expense                          220
Interest Expense
Insurance                                        36
Automobile and Truck Expense                      1
Utilities(Gas Electric,Phone)                    84
Depreciation                                    128
Travel and Entertainment                         55
Repairs and Maintenance                          51
Advertising/Promotion                             0
Supplies, Office Expense                         26

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   131
Bank Fees                                       147
Public Reporting Fees                            16
Employee Relocation/Training                     11
Data Processing                                  19
Dues and Subscriptions                           11
Outside Services                                114
Project Development Costs net of Billings       (34)
Director Fees                                    25
Miscellaneous                                    19
Professional Fees - Bankruptcy                3,428
Cost Allocation - Out                          (267)
                                           --------
                                           $  5,223
                                           ========

Allocation:
Wagner Castings                                 177
Northern Castings                                47
Ironton Iron                                      0
Lynchburg Foundry                               179
Columbus Foundry                                290
Wagner Havana                                     0
Intermet U.S. Holdings                          241
Cast-Matic Corp.                                 76
Diversified Diemakers                           240
Ganton Technologies                             156
Tool Products                                   127
Intermet Corporation                          3,689
                                           --------
Total                                      $  5,223
                                           ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                            CASE #04-67605
                                            --------------
                                              CAST-MATIC
                                                 CORP
                                            --------------
Cash And Equivalents                        $            0
Accounts Receivable                                  5,601
Short-Term Intercompany Receivables                      6
Inventories                                          2,436
Other Current Assets                                    38
                                            --------------
   TOTAL CURRENT ASSETS                              8,081

Land and Buildings                                   2,889
 Machinery & Equipment                              17,488
 Construction In Progress                              128
                                            --------------
 Total Fixed Assets                                 20,505
 Accumulated Depreciation                           (6,598)
                                            --------------
    NET FIXED ASSETS                                13,907

 Investment In Subsidiaries                              0
Investment In European Operations                        0
 Long-Term Intercompany Receivables                      0
 Deferred Taxes, Long-Term Asset                         0
 Other Assets                                            0
                                            --------------

    TOTAL ASSETS                            $       21,988
                                            ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                            $          413
Wages and Salaries  (See schedule)                      50
Taxes Payable - (See schedule)                          98
                                            --------------
  TOTAL POST PETITION LIABILITIES                      561

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                    0
 Accrued Tax - State                                     0
 Accrued Property Taxes                                (67)
 Accrued Workers Comp                                    0
 Accrued Payroll                                         0
Accrued Payroll Taxes
                                            --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES             (67)

UNSECURED LIABILITIES
Accounts Payable                                     3,216
IDR Bonds                                                0
                                            --------------
TOTAL UNSECURED LIABILITIES                          3,216

OTHER LIABILITIES
Accrued Liabilities                                    299
Short-Term Intercompany Payables                       483
Capital Leases                                           0
 Retirement Benefits                                     0
 Deferred Taxes - Long-Term Liability                    0
 Other Long-Term Liabilities                             0
 Long-Term Intercompany Payables                    16,699
 Minority Interest                                       0
                                            --------------
 TOTAL LIABILITIES                                  21,191

 Common Stock                                            0
 Capital In Excess Of Par Value                      2,109
Retained Earnings - Prepetition                       (982)
Retained Earnings - Post Petition                     (330)
Equity In European Operations
 Accumulated Translation Adjustment                      0
 Minimum Pension Liability Adjustment                    0
 Unearned Restricted Stock                               0
                                            --------------
TOTAL SHAREHOLDER EQUITY                               797

 Total Liabilities And Equity               $       21,988
                                            ==============

PERIOD ENDED: 12-31-04            CAST-MATIC CORP.               CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                             Balance
                                      as of     Accrued /  Payments /     as of
                                    11/30/2004  Withheld    Deposits    12/31/2004
                                    ----------------------------------------------
Income tax withheld: Federal        $        0  $  55,524  ($  55,524)  $        0
Income tax withheld: State                   0     16,475     (16,475)           0
Income tax withheld: Local                   0         65         (65)           0
FICA Withheld                                0     35,854     (35,854)           0
Employers FICA                           8,330     35,854     (40,945)       3,239
Unemployment Tax: Federal                   54        394        (400)          47
Unemployment Tax: State                    259      1,995      (1,982)         271
All Other Payroll W/H                        0          0           0            0

State Taxes: Inc./Sales/Use/Excise      50,000     25,000     (50,000)      25,000
Property Taxes                          60,000     49,280     (42,006)      67,274

Workers Compensation                         0      2,500           0        2,500
                                    ----------------------------------------------

Total                               $  118,643  $ 222,940  ($ 243,251)  $   98,331

Wages and Salaries                     134,097    498,031    (582,584)      49,545
                                    ----------------------------------------------

Grand Total                         $  252,740  $ 720,971  ($ 825,835)  $  147,876
                                    ==============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total    0-30 Days   30-60 Days   Over 60 Days
Accounts Payable              $  412,480  $  412,480  $        0   $          0
Accounts Receivable           $5,343,173  $4,661,218  $  681,955           0.00

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                               CASE # 04-67605
                                                               CAST-MATIC CORP (STEVENSVILLE)
                                              ---------------------------------------------------------------
           ACCOUNT TYPE                       LOCKBOX 673038  DEPOSITORY     AP           PR
            ACCOUNT #                           1851812063    361567604   2176982979  2176983126
               BANK                              Comerica      Bank One   Comerica     Comerica      TOTAL
 BEGINNING BANK BALANCE                                  -           -            -           -             -
 RECEIPTS                                        1,054,607           -            -           -     1,054,607
 TRANSFERS IN (CORPORATE)                                -           -      548,364     379,038       927,402
 DIP INFLOW                                              -           -            -           -             -
 DISBURSEMENTS                                           -           -     (548,364)   (379,038)     (927,402)
 TRANSFERS OUT (CORPORATE)                      (1,054,607)          -            -           -    (1,054,607)
 DIP REPAYMENT                                           -           -            -           -             -
                                              ---------------------------------------------------------------
 ENDING BANK BALANCE                                     -           -            -           -          0.00

 WIRES PAID FOR BY CORPORATE                                              1,919,292      49,035     1,968,327
 CHECKS ISSUED                                                              547,832
                                                                          ---------
 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)             2,467,124
                                                                          =========

 OUTSTANDING CHECKS AS OF NOVEMBER 30                                        67,857
 VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                         -
 CHECKS ISSUED IN DECEMBER                                                  547,832
 CHECK CLEARED IN DECEMBER                                                 (548,915) Consists of $ 550.99 of voided checks cleared
                                                                                     prior to being posted and returned.
                                                                          ---------
 OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)          $ 66,773
                                                                          =========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
DECEMBER 2004

             Vendor                  Total Disbursements
--------------------------------------------------------
ACE HARDWARE                         $            480.88
ADAMS REMCO, INC                                2,759.57
ADP, INC                                        1,751.74
AITKEN PRODUCTS                                 1,529.89
ALCAN ALUMINUM CORPORATION                  1,601,166.13
ALCOA ALUMINUM                                 86,692.19
ALFE HEAT TREATING, INC                       222,978.82
ALLIED WITAN COMPANY                               65.06
ALPHA RESOURCES                                    31.04
AQUILA                                          4,979.71
ARAMARK UNIFORM SERVICES, INC                   2,864.96
ARROW HEALTH & SAFETY                              49.61
ASSOCIATED BAG COMPANY                            349.08
AXIS SYSTEMS                                      205.65
B & L INFORMATION SYSTEMS                       4,613.00
BEACON SERVICES, INC                           29,311.55
BILL JACKSON                                       40.00
BRAMMALL SUPPLY COMPANY                         1,276.01
BRANDON REED                                    1,504.91
BROWN & SHARPE MFG. CO                            925.00
C. B. DEKORNE, INC                              1,004.93
C.P.C. INC                                     20,460.00
CANDLEWOOD SUITES                                 302.20
CAPITAL TECHNOLOGIES, INC                       4,293.00
CHARLES RYTLEWSKI                                      -
CHARLEVOIX ENERGY TRADING                      77,807.56
CHEMSTATION OF NORTHERN INDIANA                 1,037.21
CLIMAX RESEARCH SERVICES                        1,067.00
CONNECTION SERVICE CO                             158.20
COVERALL                                        1,320.00
CUSTOM MOLD ENGINEERING, INC                    1,464.85
DIMETEK                                         9,224.20
DOUBLEDAY OFFICE PRODUCTS                       4,641.22
DOWLING MAGNETS                                    32.44
EARTHSCAPES                                       153.00
E-JAY THERMO PRODUCTS, INC                        449.58
EMPIRE PRODUCTS, LLC                            1,045.54
ERVIN EBERHART                                     40.00
FLOWTECH CORPORATION                              365.86
FLOYD BARNES                                      428.93
FUTURE TECH                                       448.00
GATEWAY, INC                                       33.90

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
DECEMBER 2004

             Vendor                  Total Disbursements
--------------------------------------------------------
GENERAL OIL COMPANY / EIS                       1,239.07
GLOBAL EXCHANGE SERVICES                           27.98
GLOBE METALLURGICAL                             4,350.00
GREAT LAKES ELECTRONICS SUPPLY                  1,673.74
GRIFFIN TOOL, INC                               3,000.00
GUARDIAN SYSTEMS, INC                           1,147.50
H & H EXPRESS, LLC                              5,868.35
HECO                                              992.50
HELPMATE                                          500.25
HERSCHALL PRODUCTS                                271.55
HILL & GRIFFITH COMPANY                           177.87
HI-TEMP PRODUCTS INC                            2,712.00
HYDRACT INC                                       392.48
HYDRACT INC                                            -
IKON OFFICE SOLUTIONS                             182.21
INDUSTRIAL FIREBRICK CORPORATION                  342.65
INDUSTRIAL GYPSUM CO. INC                         740.00
INDUSTRIAL SOLUTIONS                            2,975.42
INNERSPEC TECHNOLOGIES, INC                    47,500.00
IRON AGE PROTECTIVE COMPANY                       107.49
J & L INDUSTRIAL SUPPLY                         6,584.12
JEFF BANKS                                      1,092.25
JERZ MACHINE TOOL CORPORATION                   6,774.00
K & M INDUSTRIAL                                  280.00
KANO LABORATORIES INC                             112.89
KEENER SAND & CLAY COMPANY                      1,760.00
KENDALL ELECTRIC COMPANY                        2,851.63
KENT RUDBECK                                      480.00
KMH SYSTEMS                                     3,334.27
LAKELAND HOSPITAL                                  58.38
LANDAUER                                          257.04
LAPE STEEL SERVICES INC                           369.60
M & I MACHINE, INC                             11,058.25
MARCUS BUDD                                        82.87
MARTIN FLUID POWER                                185.82
MARTY WILSON                                      400.00
MCMASTER-CARR SUPPLY COMPANY                    3,489.02
METALLURG                                      16,218.84
MICHIGAN SHIPPERS SUPPLY                          123.66
MIDWEST SAFETY PRODUCTS, INC                       60.73
MITCH MAZE                                         46.62
MITTLER SUPPLY INC                              2,722.20

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
DECEMBER 2004

             Vendor                  Total Disbursements
--------------------------------------------------------
MOLTEN METAL EQUIP.INNOVATIONS INC              3,796.64
MOTION INDUSTRIES, INC                            577.77
NEFF ENGINEERING COMPANY                        1,018.77
NEWMAN GARAGE DOORS                                30.00
NILES JANITOR SERVICE & SUPP                      115.00
NMHG FINANCIAL SERVICES                           710.85
NORA VOLTZ                                      4,080.00
OKK USA CORP                                       94.95
OMEGA ENGINEERING, INC                            628.84
ONDRAKA MANAGEMENT ENTERPRISES LLC                845.00
PEBBLEWOOD RESTAURANT                           1,799.95
PETTY CASH                                      1,073.03
PITNEY BOWES                                      250.00
POOCH WELDING SUPPLY COMPANY                    6,900.59
PORTER-CABLE CORP                                 207.60
PRI MAR PETROLEUM, INC                            274.45
PRIMET FLUID POWER                                120.75
PROCESS ENGINEERING & EQUIPMENT CO                257.25
PRODUCT ACTION INTERNATIONAL, INC               5,098.88
PYROTEK,INC                                    38,248.57
QME QUALITY MOLD & ENGINEERING                  3,207.00
QUALITY CONCEPTS                                1,400.00
QUANTUM CONNECTIONS, LLC                           67.00
R. A. MORT SUPPLY COMPANY                         221.92
RADDE AGENCY                                       56.00
R-CON NDT, INC                                  3,310.98
RHM FLUID POWER                                   217.20
RX OPTICAL                                         37.00
S & S INDUSTRIAL SUPPLY, INC                    3,654.56
SAFETY-KLEEN CORPORATION                        3,235.46
SBC AMERITECH                                     791.83
SCHOTT SAW CO                                   4,944.25
SCOPE SERVICES INC                             51,374.46
SHIVA LAB TECHNOLOGIES                            415.00
SIEMENS ENERGY & AUTOMATION                     2,114.99
SPRINT                                            627.17
STOUFFER ELECTRIC COMPANY                       4,136.00
SUPERIOR BUSINESS SOLUTIONS                       146.37
SWAN OIL COMPANY                                   41.17
TANGENT LABS                                      503.25
TEST EQUIPMENT DISTRIBUTORS                       344.48
THAYER, INC                                       997.81

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
DECEMBER 2004

             Vendor                  Total Disbursements
--------------------------------------------------------
THE CONNECTION CO                                 169.24
THOMAS TRAINOR                                    189.70
TRANS MAN LOGISTICS, INC                       10,243.65
TURPIN WHOLESALE, INC                             175.14
UNITED SPORTS APPAREL                           1,012.99
UNUM LIFE INSURANCE CO                          2,404.51
USF HOLLAND                                        58.74
VEKTEK INC                                        608.80
VERIZON WIRELESS                                  173.85
VITRAN EXPRESS                                    164.77
VOLK CORPORATION                                   53.74
W. H. DUFFILL, INC                                376.38
WATCON INC                                      2,006.25
WATER DEPARTMENT                                3,099.88
WEST MICHIGAN HYDRAULICS                          493.72
WILLIAM A. KIBBE & ASSOC., INC                  1,395.00
WILLIAM ATKINS                                     34.50
WOOD TEMPORARY STAFFING                        31,761.03
XPRESS PRINTING                                    97.79
Y.E.S                                          40,078.05
YOUNGBLOOD AIR SYSTEMS, INC                     2,657.71
                                     -------------------

                                     $      2,467,123.90

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 12/31/04

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                      $         -

Actual Outstanding AP Checks         $ 66,773.17
Actual Outstanding PR Checks           27,333.88    94,107.05
                                     -----------

Misc Reconciling Items rectified in
January                                               (288.00)
                                                  -----------
                                                    93,819.05

Unadjusted GL Balance                               93,819.05
                                                  -----------

Difference                                        $         -
                                                  ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

CHECK     DATE      OUTSTANDING
41716  11/10/2004  $      405.65
41864  11/29/2004         427.73
41939   12/6/2004         146.22
41944   12/7/2004         312.37
41949   12/9/2004         359.11
42014  12/14/2004         384.45
42016  12/14/2004         142.82
42017  12/14/2004          49.30
42029  12/16/2004          84.50
42039  12/16/2004         182.64
42048  12/16/2004         503.25
42083  12/21/2004         219.67
42084  12/21/2004         292.40
42085  12/21/2004         217.20
42086  12/21/2004          62.54
42122  12/28/2004         676.00
42124  12/28/2004          64.20
42127  12/29/2004         244.10
42128  12/29/2004          91.22
42129  12/29/2004       2,698.25
42130  12/29/2004       1,080.40
42131  12/29/2004       1,529.89
42132  12/29/2004          20.97
42133  12/29/2004         472.32
42134  12/29/2004       5,249.12
42135  12/29/2004         166.35
42136  12/29/2004       1,320.00
42137  12/29/2004         153.00
42138  12/29/2004         183.22
42139  12/29/2004         260.68
42140  12/29/2004         450.00
42141  12/29/2004         500.25
42142  12/29/2004         177.87
42143  12/29/2004         472.00
42144  12/29/2004         357.33
42145  12/29/2004         737.75
42146  12/29/2004         710.85
42147  12/29/2004          57.50
42148  12/29/2004          30.00
42149  12/29/2004         224.75
42150  12/29/2004         250.00
42151  12/29/2004       1,584.07
42152  12/29/2004      14,704.27
42153  12/29/2004         120.75
42154  12/29/2004         245.53
42155  12/29/2004         654.50
42156  12/29/2004       8,804.96

CAST-MATIC CORPORATION
CASE NO. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

42157  12/29/2004         315.34
42158  12/29/2004         146.37
42159  12/29/2004       2,404.51
42160  12/29/2004          86.69
42161  12/29/2004         480.00
42162  12/29/2004       1,034.00
42163  12/29/2004       6,193.46
42164  12/29/2004         247.87
42165  12/29/2004       7,198.98
42168  12/29/2004         584.00
                   -------------

                   $   66,773.17

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  CAST-MATIC CORPORATION        Capacity:         ___      Shareholder
       Case Number: 04-67605                           ___      Officer
                                                       ___      Director
                                                       ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly           or          Monthly

                                      _______                      _______

CURRENT BENEFITS PAID:                Weekly           or          Monthly

           Health Insurance           _______                      _______

           Life Insurance             _______                      _______

           Retirement                 _______                      _______

           Company Vehicle            _______                       _______

           Entertainment              _______                      _______

           Travel                     _______                      _______

           Other Benefits             _______                      _______

           Total Benefits             _______                      _______

CURRENT OTHER BENEFITS PAID:          Weekly           or          Monthly

            Rent Paid                 _______                      _______

            Loans                     _______                      _______

            Other (Describe)          _______                      _______

            Other (Describe)          _______                      _______

            Other (Describe)          _______                      _______

            Total Other Payments      _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly           or          Monthly

                                      _______                      $0

Dated: JANUARY 20, 2005             ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                          Case Number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                         CARRIER                       POLICY PERIOD
--------------                         -------                       -------------
Property                            Lloyds                         11/1/04-11/1/05
Boiler/Machine                      Hartford                       11/1/04-11/1/05
Cargo                               Fireman's Fund                 11/1/04-11/1/05
Truck Cargo                         Fireman's Fund                 11/1/04-11/1/05

Aviation                            USAIG                          11/1/04-11/1/05

Fiduciary                           St. Paul                       11/1/04-11/1/05

Primary D&O                         St. Paul                       11/1/04-11/1/05
Excess D&O                          Chubb                          11/1/04-11/1/05
Excess D&O                          Platte River                   11/1/04-11/1/05

Crime                               AIG                            12/1/04-12/1/05

General Liability                   ACE                            12/22/04-12/22/05
Umbrella                            National Union                 12/22/04-12/22/05

Workers' Comp                       ACE                            12/22/04-6/22/05
Excess Workers' Comp                ACE                            12/22/04-12/22/05

Auto                                ACE                            12/22/04-12/22/05

Foreign (DIC)                       ACE                            12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                            )
INTERMET CORPORATION, ET AL                       )   CASE NO: 04-67609
                                                  )   Chapter 11
                                                  )   Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                            )
                                    Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X           Operating Statement                   (Form 2)

      X           Balance Sheet                         (Form 3)

      X           Summary of Operations                 (Form 4)

      X           Monthly Cash Statement                (Form 5)

      X           Statement of Compensation             (Form 6)

      X           Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                   YES X         NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                   YES X         NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                   YES X         NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                   YES X         NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                   YES  X        NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                   /s/ Robert E. Belts
                                          ----------------------------
                                          Debtor In Possession

                                         Chief Financial Officer   (248)952-2500
                                         -----------------------   -------------
                                         Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                                                    CASE #04-67609
                                                                                      COLUMBUS
                                                                                       FOUNDRY
                                                                                       -------
                                                                        Current Month           Total Since Filing
                                                                        -------------           ------------------
 Net Sales                                                                $9,912                     $37,057

Cost of Goods Sold
Materials and Freight                                                      3,534                      13,994
Wages - Hourly                                                             1,508                       5,148
Wages-Salary                                                                 494                       1,433
Employee Benefits and Pension                                              1,128                       2,639
 Repairs & Maintenance                                                       581                       1,949
Supplies                                                                     720                       2,024
Utilities                                                                    861                       2,591
Purchased Components/Services                                                459                       2,744
Income(loss) from Pattern Sales                                             (676)                       (628)
 Fixed Asset - (gain/loss)                                                     9                          11
 MIS Expense                                                                  54                         169
 Travel & Entertainment                                                       11                          22
 Other Variable Costs                                                        159                         995
 Depreciation & Amortization                                                 484                       1,451
 Other Allocated Fixed Costs                                                   -                           -
 Other Fixed Costs                                                           121                         418
                                                                          ------                     -------
Cost of Goods Sold                                                         9,447                      34,960
Gross Profit                                                                 465                       2,097
Plant SG&A Expense                                                            25                         101
SG&A Expense - Allocation (Sched 1)                                          290                         870
 Other Operating Expenses                                                      -                           -
                                                                          ------                     -------
 Total Operating Expenses                                                    315                         971
 Operating Profit                                                            150                       1,126
 Outside Interest Income                                                       -                           -
 Outside Interest (Expense)                                                   (2)                         (6)
 Intercompany Interest Income                                                  -                           -
 Intercompany Interest (Expense)                                            (101)                       (367)
 Charges (From) Affiliates                                                     -                           -
 Charges To Affiliates                                                         -                           -
Income/Loss From European Operations                                           -                           -
 Other Income/(Expense)                                                        -                           -
                                                                          ------                     -------
 Total Non-Operating Expenses                                               (103)                       (373)
 Income Before Income Taxes                                                   47                         753
 Income Tax Expense                                                           44                         130
                                                                          ------                     -------
 Net Income                                                               $    3                     $   623
                                                                          ======                     =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            December
                                                            --------
Officer Compensation                                       $     189
Salary Expense other Employees                                   799
Employee Benefits and Pension                                    (23)
Payroll Taxes                                                     39
Other Taxes                                                        0
Rent and Lease Expense                                           220
Interest Expense
Insurance                                                         36
Automobile and Truck Expense                                       1
Utilities(Gas Electric,Phone)                                     84
Depreciation                                                     128
Travel and Entertainment                                          55
Repairs and Maintenance                                           51
Advertising/Promotion                                              0
Supplies, Office Expense                                          26

OTHER:

Contributions                                                      0
Professional Fees - Audit/Tax                                    131
Bank Fees                                                        147
Public Reporting Fees                                             16
Employee Relocation/Training                                      11
Data Processing                                                   19
Dues and Subscriptions                                            11
Outside Services                                                 114
Project Development Costs net of Billings                        (34)
Director Fees                                                     25
Miscellaneous                                                     19
Professional Fees - Bankruptcy                                 3,428
Cost Allocation - Out                                           (267)
                                                           ---------
                                                           $   5,223
                                                           =========

Allocation:

Wagner Castings                                                  177
Northern Castings                                                 47
Ironton Iron                                                       0
Lynchburg Foundry                                                179
Columbus Foundry                                                 290
Wagner Havana                                                      0
Intermet U.S. Holdings                                           241
Cast-Matic Corp.                                                  76
Diversified Diemakers                                            240
Ganton Technologies                                              156
Tool Products                                                    127
Intermet Corporation                                           3,689
                                                           ---------
Total                                                      $   5,223
                                                           =========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                               CASE #04-67609
                                               --------------
                                                 COLUMBUS
                                                 FOUNDRY
                                                 -------
Cash And Equivalents                             $      1
Accounts Receivable                                18,355
Short-Term Intercompany Receivables                    14
Inventories                                         7,024
Other Current Assets                                  (14)
                                                 --------
   TOTAL CURRENT ASSETS                            25,380

Land and Buildings                                 12,701
 Machinery & Equipment                             79,149
 Construction In Progress                              51
                                                 --------
 Total Fixed Assets                                91,901
 Accumulated Depreciation                         (60,427)
                                                 --------
    NET FIXED ASSETS                               31,474

 Investment In Subsidiaries                             0
Investment In European Operations                       0
 Long-Term Intercompany Receivables                25,961
 Deferred Taxes, Long-Term Asset                        0
 Other Assets                                       1,014
                                                 --------
    TOTAL ASSETS                                 $ 83,829
                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                 $  2,082
Wages and Salaries  (See schedule)                    212
Taxes Payable - (See schedule)                        319
                                                 --------
  TOTAL POST PETITION LIABILITIES                   2,613

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                           0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                   0
 Accrued Tax - State                                    0
 Accrued Property Taxes                                 0
 Accrued Workers Comp.                                379
 Accrued Payroll                                        0
Accrued Payroll Taxes
                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            379

UNSECURED LIABILITIES

Accounts Payable                                   10,590
IDR Bonds                                               0
                                                 --------
TOTAL UNSECURED LIABILITIES                        10,590

OTHER LIABILITIES

Accrued Liabilities                                 2,607
Short-Term Intercompany Payables                      612
Capital Leases                                          0
 Retirement Benefits                               (1,123)
 Deferred Taxes - Long-Term Liability                   0
 Other Long-Term Liabilities                            0
 Long-Term Intercompany Payables                    1,333
 Minority Interest                                      0
                                                 --------
 TOTAL LIABILITIES                                 17,011

 Common Stock                                           0
 Capital In Excess Of Par Value                     4,592
Retained Earnings - Prepetition                    61,603
Retained Earnings - Post Petition                     623
Equity In European Operations
 Accumulated Translation Adjustment                     0
 Minimum Pension Liability Adjustment                   0
 Unearned Restricted Stock                              0
                                                 --------
TOTAL SHAREHOLDER EQUITY                           66,818

 TOTAL LIABILITIES AND EQUITY                    $ 83,829
                                                 ========

PERIOD ENDED: 12-31-04                COLUMBUS FOUNDRY           CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                                  Balance
                                           as of              Accrued /         Payments /           as of
                                         11/30/2004           Withheld          Deposits            12-31-04
                                         ----------           --------          --------            --------
Income tax withheld: Federal             ($   32,663)       ($  227,375)       $   260,038       $         0
Income tax withheld: State                   (15,348)           (96,903)           112,251                 0
Income tax withheld: Local                         0                  0                  0                 0
FICA Withheld                                (28,041)          (162,118)           190,159                 0
Employers FICA                               (26,791)          (178,312)           188,786           (16,317)
Unemployment Tax: Federal                     (2,137)            (2,483)                 0            (4,620)
Unemployment Tax: State                       (4,119)            (9,143)                 0           (13,262)
All Other Payroll W/H                       (117,439)          (169,799)           177,846          (109,392)

State Taxes: Inc./Sales/Use/Excise          (252,745)           (96,370)           194,459          (154,656)
Property Taxes                                17,458            (17,458)                 0                 0

Workers Compensation                               0            (20,000)                 0           (20,000)
                                         -----------        -----------        -----------       -----------

Total                                    ($  461,824)       ($  979,962)       $ 1,123,539       ($  318,247)

Wages and Salaries                          (264,325)        (2,185,995)         2,238,709          (211,612)
                                         -----------        -----------        -----------       -----------
Grand Total                              ($  726,149)       ($3,165,957)       $ 3,362,247       ($  529,859)
                                         ===========        ===========        ===========       ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                Total                       0-30 Days           30-60 Days          Over 60 Days
Accounts Payable                          2,082,252.04                 3,845,826.97       (1,737,196.45)           (26,378.48)
Accounts Receivable                      18,840,315.25                17,207,185.34          595,827.94          1,037,301.97

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                           CASE # 04-67609
                                                                          COLUMBUS FOUNDRY
                                          ---------------------------------------------------------------------------------------
            ACCOUNT TYPE                   LOCKBOX 77691      DEPOSIT           AP        PR (HOURLY)     PR (SALARY)    TOTAL
             ACCOUNT #                        269833        5401086425     2770716492      2770716484     2770716658
              BANK                          Bank One         Stan. Fed.      Stan. Fed.    Stan. Fed.      Stan. Fed.
BEGINNING BANK BALANCE                            -                  -              -             -              -              -
RECEIPTS                                      1,911          7,633,201            446           582              -      7,636,140
TRANSFERS IN (CORPORATE)                          -                  -      3,579,995     1,886,894        458,750      5,925,639
DIP INFLOW                                        -                  -              -             -              -              -
DISBURSEMENTS                                     -                  -     (3,580,440)   (1,887,477)      (458,750)    (5,926,667)
TRANSFERS OUT (CORPORATE)                    (1,911)        (7,633,201)             -             -              -     (7,635,112)
DIP REPAYMENT                                     -                  -              -             -              -              -
                                             ------         ----------    -----------    ----------       --------     ----------
ENDING BANK BALANCE                               -                  -              -             -              -          (0.00)

WIRES PAID FOR BY CORPORATE                                                 4,677,729                                   4,677,729
CHECKS ISSUED                                                               3,118,078
                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL
DISBURSEMENTS RECONCILIATION)                                             $ 7,795,807
                                                                          ===========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                        1,113,371
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                            -
Checks Issued in December                                                   3,118,078
CHECK CLEARED IN DECEMBER                                                  (3,521,808) Does not include $ 58,176.69
                                                                                       pertaining to sales tax debit.
                                                                          -----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)          $   709,640
                                                                          ===========

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 ADP INC                                                          $       2,835.40
 ADULT PROBATION OFFICE                                                   2,468.08
 ADVANCED ALLOYS, INC.                                                      145.16
 ADVANCED OFFICE PRODUCT                                                    323.57
 AETNA US HEALTHCARE                                                      9,094.99
 AIR COMPRESSOR TECHNOLOGIES                                                618.50
 AIRGAS DRY ICE                                                             826.09
 AIRGAS SOUTH INC.                                                        2,832.83
 ALABAMA CHILD SUPPORT PAYMENT                                           14,687.20
 ALLEGRA PRINT & IMAGING                                                  2,521.99
 ALLEN RICHIE                                                               957.48
 ALLEN, JOHN F.                                                           4,000.00
 ALLIED MINERAL PRODUCTS INC                                            141,709.09
 AMERALLOY STEEL COPRORATION                                              5,144.22
 AMERICAN BUSINESS FORMS                                                  1,276.03
 AMERICAN COLLOID COMPANY                                               287,623.09
 AMERICAN FAMILY LIFE                                                       214.39
 AMERICAN TESTING LABORATORY                                                360.00
 AQUATROL(DIV. OF MOMAR)                                                  3,200.00
 ATMOS ENERGY                                                            11,354.64
 ATMOS ENERGY MARKETING LLC                                             127,502.85
 AUTOMATED BUSINESS MACHINES                                                682.00
 BARLOWORLD HANDLING LP                                                  24,579.10
 BEARDSLEY & PIPER, LLC                                                     118.65
 BEAUFORT COUNTY FAMILY COURT                                               253.08
 BECK & ASSOCIATES                                                          165.60
 BELL SOUTH                                                               2,043.37
 BELLWEATHER, INC                                                         2,751.80
 BELLWRIGHT INDUSTRIES,INC                                                6,176.61
 BETTY BASS FLOWERS & GIFTS                                                  74.90
 B-H TRANSFER CO                                                         12,119.25
 BHA GROUP INC                                                              743.65
 BLAKE & PENDLETON INC.                                                  11,536.91
 BORDEN CHEMICAL INC.                                                    23,424.58
 BROADSPIRE SERVICES INC                                                 19,643.82
 BROWNE & SHARPE                                                          2,300.00
 BUCK ICE & COAL CO.                                                      1,185.14
 BUCKEYE BUSINESS PRODUCTS, INC                                             372.79
 C.A. PICARD SURFACE ENGIN                                                4,504.29
 CAIL TOOL & MACHINE                                                      3,980.40
 CAMERON & BARKLEY CO.                                                    3,608.22
 CARLA DEVITA REED                                                          600.00
 CARRIER VIBRATING EQUIPMENT, I                                           4,080.36
 CASTROL INDUSTRIAL N A                                                   4,555.91
 CECO ASSOCIATES                                                          4,464.00
 CENTRAL TRANSPORT                                                          512.00
 CHAMPION CHISEL WORKS, INC.                                              2,844.50
 CHAPTER 13 TRUSTEE                                                      24,333.94
 CHILD SUPPORT ENFORCEMENT, FSR                                           2,056.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 CINTAS CORPORATION                                                       5,662.05
 CIT TECHNOLOGY FIN SERV, INC                                             2,392.52
 CLAREDON TEXTILES INC.                                                   2,551.70
 CLEARINGHOUSE                                                              332.52
 CLERK OF MUNICIPAL COURT                                                   490.30
 CLERK OF THE CIRCUIT COURT                                                 101.00
 COASTAL ENERGY                                                          43,403.18
 COBB WIRE ROPE & SLING  CO.                                                554.16
 COLUMBUS FIRE & SAFETY EQUIP                                               822.33
 COLUMBUS INDUSTRIAL SUPPLY                                               4,052.17
 COLUMBUS WATER WORKS                                                    12,994.97
 CROWN GROUP-FORT WAYNE                                                   4,597.18
 CURTIS REDDING                                                           1,140.00
 DANIELS, RICHARD                                                           636.42
 DAUBER COMPANY, INC.                                                    42,336.00
 DAVID J JOSEPH COMPANY                                               2,730,000.00
 DAY-TIMERS, INC.                                                         1,668.68
 DEFENDER SERVICES INC                                                   11,722.80
 DIDION MFG. CO.                                                         19,096.50
 DISAMATIC                                                               20,067.40
 EAGLITE CHEMICALS                                                       17,406.00
 EARTHLINK INC                                                               23.95
 EAST COAST INDUSTRIAL TIRE                                              10,723.25
 EBCO BATTERY                                                               145.97
 EDDIE WILLIAMS                                                          16,888.93
 EDWARD E. RIFFLE                                                         1,169.36
 ELECTRIC MELTING SRVCES SW INC                                          56,511.99
 ELEVATOR SERVICE CO.                                                       252.10
 ELKEM METALS, INC.                                                     118,921.53
 ENVIRONMENTAL RESOURCE ANALYST                                             340.00
 ETA ENGINEERING, INC.                                                    3,513.90
 F & B AUTO ELECTRIC SERVICE                                                585.83
 FAMILY SUPPORT REGISTRY FSR                                             40,385.85
 FARGO WEAR, INC.                                                         1,886.35
 FERGUSON ENTERPRISE                                                        426.40
 FLETCHER OIL INC.                                                        9,476.55
 G E CAPITAL  009                                                        11,061.78
 G E CAPITAL 008                                                         15,106.26
 GA AUTOMATION CO. INC.                                                     375.84
 GENERAL KINEMATICS                                                       1,639.60
 GENTRY MACHINE WORKS                                                    34,018.75
 GEORGE H. CRAYTON                                                          616.40
 GEORGIA POWER CO                                                       727,067.40
 GLENN PETRIK                                                             1,586.84
 GLOBE METALLURGICAL INC                                                237,953.10
 GOODWILL INDUSTRIES                                                        417.30
 GRAYLINK                                                                   566.26
 GREENERD PRESS AND MACHINE COM                                             262.20
 GWINNETT MAGISTRATE COURT                                                  661.99
 HARTLEY CONTROLS INC.                                                      839.45

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 HASLER MAILING SYSTEMS                                                     205.44
 HERAEUS ELECTRO-NITE CO.                                                29,302.63
 HILCO APPRAISAL SERVICE                                                  7,321.00
 HOUGHTON INTERNATIONAL                                                  12,461.63
 HUGHES SUPPLY, INC.                                                      8,643.81
 IFCO INDUSTRIAL CONTAINER SYS                                            2,564.79
 IKON OFFICE SOLUTIONS                                                    1,468.76
 INDUSTRIAL 1 SUPPLY CO.                                                 51,712.55
 INDUSTRIAL CHEMICALS                                                     1,711.53
 INDUSTRIAL COMBUSTION                                                    5,425.30
 INDUSTRIAL METAL FABRICAT                                               32,296.00
 INDUSTRIAL PACKAGING CORPORATI                                             816.00
 INTERNAL REVENUE SERVICE                                                 1,098.00
 INTERNATIONAL TREASURER-USAW                                            12,398.23
 INTERSTATE ELECTRICAL                                                   99,001.33
 JESS W. JACKSON                                                          1,155.35
 JOHN H. GERMERAAD, TRUSTEE                                                 475.00
 JOHNSTONE SUPPLY                                                           649.77
 KENT RUDBECK                                                             7,450.22
 KF APPLICATIONS                                                            990.00
 KNOX PEST CONTROL                                                          294.00
 KONIECZNY TOOL                                                             195.00
 KRAUTKRAMER BRANSON, INC.                                                7,943.87
 LABCORP OF AMERICA HOLDINGS                                                520.00
 LAEMPE + REICH CORPORATION                                               1,545.74
 LAND TRANSPORTATION                                                    130,205.68
 LARPEN METALLURGIAL SERVICE                                            110,880.00
 LATHAM TIME RECORDERS                                                      723.87
 LEADING EDGE                                                            44,725.11
 LINA                                                                       296.00
 LINDE GAS LLC                                                            8,447.72
 LOGAN MACHINE WORKS, INC                                                 3,885.00
 LORAMENDI, INC                                                           3,372.05
 MACAWBER ENGINEERING, INC.                                               2,059.39
 MAGISTRATE COURT OF                                                      1,713.41
 MARLIN KEITH                                                             1,000.00
 MARTIN BROTHERS CONTAINERS                                              33,899.72
 MARYLAND WIRE BELTS, INC.                                                1,182.28
 MAYS, DANNY J.                                                              46.64
 MCI                                                                        902.86
 MCI CONFERENCING                                                           150.91
 MCMASTER CARR SUPPLY CO                                                    905.65
 METALDYNE                                                               17,201.25
 METOKOTE CORPORATION                                                    75,868.22
 MICHAEL SMITH                                                            1,044.00
 MIDWEST INSTRUMENT COMPANY                                               1,192.50
 MILLER & COMPANY                                                       125,854.60
 MILLER LANDSCAPING                                                         700.00
 MISSOURI REFRACTORIES CO. INC.                                          11,989.40
 MODERN EQUIPMENT COMPANY                                                 4,240.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 MOORE, RICKY                                                               348.00
 MORRIS MATERIAL HANDLING                                                21,575.11
 MOTION INDUSTRIES                                                       58,305.40
 MUDGE, DANIEL J                                                             41.25
 NATIONAL AFFILIATED TECHNOLOGI                                           3,190.00
 NATIONAL BELT SERVICE, INC                                              19,202.57
 NC CHILD SUPPORT CENTRALIZED                                               271.00
 NEWCO                                                                   23,304.13
 NOBLE COUNTY CLERK                                                       1,560.01
 NOBLE SALES                                                             24,559.60
 NORFOLK SOUTHERN CORPORATION                                            60,000.00
 NORTHBEND PATTERN WORKS,LLC                                            210,490.00
 OFFICE DEPOT           CF                                                  838.81
 OFFICE OF THE ATTORNEY GENERAL                                             504.00
 OHIO CSPC                                                                1,364.16
 OMNISOURCE CORPORATION                                                  30,500.00
 OVERBY COMPANY, THE                                                      7,020.28
 OVERHEAD DOOR CO. OF COLUMBUS                                            2,135.00
 PA SCDU                                                                    270.84
 PARMER WATER COMPANY                                                        48.42
 PERFECT PATTERNS SOUTH                                                  41,436.20
 PIEDMONT FOUNDRY SUPPLY, INC.                                            7,177.59
 PIEDMONT NATIONAL CORPORA                                                8,286.16
 PINE HOLLOW, INC.                                                       13,905.00
 PORTER WARNER                                                           14,422.70
 PREFERRED SOURCING                                                      19,477.50
 PREMIER FASTNER COMPANY                                                    522.30
 PRIMETRADE, INC.                                                       734,161.90
 PRINCE, JOHNNY                                                             411.35
 PROVIDENT LIFE & ACCIDENT INS.                                           3,504.06
 PRYOR GIGGEY COMPANY                                                     2,592.00
 RADIO WHOLESALE MARKETING                                                  892.63
 RAY RENTS, INC.                                                             71.19
 REAVES WRECKING                                                          2,809.87
 RED HILL GRINDING WHEEL CORP.                                            4,729.29
 REYNOLDS SUPPLY COMPANY                                                  1,815.38
 RODGERS METAL CRAFT, INC.                                               12,733.00
 ROTO ROOTER                                                                758.95
 RUSS THUROW                                                              7,170.00
 SAFECO, INC.                                                                15.23
 SAFETY SOUTH                                                             8,770.75
 SAFETY-KLEEN CORP.                                                         582.81
 SAM'S WELDING                                                            4,385.00
 SANTA CLARA COUNTY                                                         595.00
 SCALE SYSTEMS, INC.                                                      2,799.56
 SCORE, INC                                                               7,860.00
 SCRAP PRICE BULLETIN                                                       685.00
 SERVICE FIRST, INC.                                                      1,107.45
 SERVICIOS INDUSTRIALES PRECISO                                           2,402.92
 SHANNON/BAKER ASSOC., INC                                                  890.58

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 SHEMWELL, DAVID                                                            210.79
 SHEPARD NILES                                                              475.91
 SHERRIE FAYE LANDRY                                                        650.00
 SHOES 'N COMPANY                                                         1,488.15
 SIMPSON TECHNOLOGIES                                                     2,495.00
 SMITH GRAY ELECTRIC CO., INC.                                           23,892.09
 SMITH, MIKE                                                              4,647.94
 SOUTHEAST PNEUMATIC SOLUTION                                               989.75
 SOUTHEASTERN HOME OXYGEN SER                                                 5.36
 SOUTHEASTERN TESTING LAB, INC.                                              35.51
 SOUTHERN STATES TOYOTALIFT                                              44,811.25
 SPAR SPECIALTY REFRACTORIES                                             21,924.00
 SPECIALTY CARBIDE PRODUCTS                                                 306.50
 SPECIALTY FOUNDRY PRODUCT                                                1,406.72
 SPX CONTECH                                                              3,549.00
 STAFFING SOLUTIONS, COLUMBUS                                             1,374.00
 STATE COURT OF GEORGIA                                                     401.13
 STATE COURT OF GWINNETT CTY                                                274.53
 STATE DISBURSEMENT UNIT                                                  3,008.94
 STATE OF FLORIDA DISBURSMENT                                               821.84
 SUNSOURCE/ACTIVATION                                                    17,506.18
 SUPREME CORES OF THE CAROLINAS                                          17,480.00
 SWANK, LARRY                                                                24.00
 THE BUSINESS RESOURCE CENTER                                             1,440.00
 THE NEW KEIBLER-THOMPSON CO.                                             3,100.00
 TONEY WOODS                                                                322.79
 TRANS-MAN LOGISTICS, INC.                                               53,415.91
 TRIPLE M MANUFACTURING, INC.                                             8,675.00
 TRU KUT INC                                                              1,132.53
 U.S. DEPT OF EDUCATION                                                     284.71
 UMETCO, INC                                                            109,620.00
 UNEEDA GLASS                                                               336.33
 UNIFRAX                                                                 20,766.72
 UNIMIN CORPORATION                                                      46,911.12
 UNISOURCE WORLDWIDE INC                                                    834.00
 UNITED POWER SERVICE INC                                                 1,402.00
 UNITED STATES POSTAL SERVICE                                             1,000.00
 UNIVERSAL SOLUTIONS                                                      1,000.00
 VALLEY PLUMBING COMPANY                                                  2,465.00
 VAN ALLEN FIRST AID + SAFETY                                               945.40
 VESUVIUS U.S.A.                                                         18,418.94
 VICTORIA BODLEY                                                            200.00
 VOLVO RENTS                                                              1,636.51
 VULCAN ELECTRO COATING                                                  39,103.43
 VULCAN ENGINEERING CO.                                                   3,635.47
 WARD, WILLIAM H.                                                            78.96
 WARR GRADING CONTRACTOR                                                 30,888.00
 WASTE MANAGEMENT                                                         2,255.56
 WHEELABRATOR ABRASIVES, INC.                                            15,015.00
 WHEELABRATOR INTERNATIONAL                                              19,138.34

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR                                                     TOTAL DISBURSEMENTS
         ------                                                     -------------------
 WILLIAM A.KIBBE & ASSOCIATES                                             3,255.00
 WILLS ENTERPRISES, INC.                                                 15,496.66
 WOODRUFF PROPERTY MANAGEMENT                                             1,338.16
 YANCEY BROS. CO.,                                                        2,419.88
 YELLOW CAB OF COLUMBUS INC.                                                  5.00
                                                                    --------------
                                                                    $ 7,795,806.65

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 12/31/04

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                  $            -

Actual Outstanding Checks                         709,640.34
Georgia Sales Tax EFT booked in January           (58,176.69)
Misc Reconciling Items                             (7,235.90)
                                              --------------
                                                  644,227.75

Unadjusted GL Balance                             644,227.75
                                              --------------
Difference                                    $            -
                                              ==============

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

CHECK                 DATE                      OUTSTANDING
15522               10/15/2004                $        308.38
15599               10/20/2004                         270.84
15810                11/2/2004                         200.67
16349               11/30/2004                         948.56
16428                12/2/2004                         270.84
16531                12/7/2004                       1,000.00
16658               12/13/2004                          26.70
16714               12/14/2004                         685.00
16772               12/17/2004                      13,526.20
16803               12/17/2004                       2,468.08
16804               12/17/2004                      14,324.70
16806               12/17/2004                         253.08
16809               12/17/2004                         450.00
16810               12/17/2004                         332.52
16817               12/17/2004                         778.00
16818               12/17/2004                       1,713.41
16819               12/17/2004                         271.00
16820               12/17/2004                         682.08
16822               12/17/2004                         595.00
16823               12/17/2004                         401.13
16824               12/17/2004                         821.84
16826               12/17/2004                         200.00
16832               12/17/2004                      40,385.85
16840               12/22/2004                         145.16
16847               12/22/2004                       2,522.10
16848               12/22/2004                         118.65
16854               12/22/2004                         472.03
16856               12/22/2004                      14,112.00
16859               12/22/2004                       1,571.29
16875               12/22/2004                       5,510.00
16884               12/22/2004                       1,035.00
16886               12/22/2004                       4,635.00
16888               12/22/2004                       1,014.98
16890               12/22/2004                         472.50
16892               12/22/2004                         136.32
16898               12/22/2004                       5,112.00
16899               12/22/2004                          81.51
16955               12/29/2004                         212.54
16956               12/29/2004                         135.00
16957               12/29/2004                       1,600.00
16958               12/29/2004                       7,261.84
16959               12/29/2004                       2,751.80
16960               12/29/2004                       6,176.61
16961               12/29/2004                          74.90
16962               12/29/2004                         743.65
16963               12/29/2004                      11,536.91
16964               12/29/2004                       2,764.00
16965               12/29/2004                         671.86
16966               12/29/2004                         430.46

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

CHECK                 DATE                         OUTSTANDING
16967               12/29/2004                       1,362.11
16968               12/29/2004                       2,653.82
16969               12/29/2004                       1,196.26
16970               12/29/2004                         241.77
16971               12/29/2004                       1,223.97
16972               12/29/2004                       1,245.58
16973               12/29/2004                      14,112.00
16974               12/29/2004                          42.78
16975               12/29/2004                       4,562.41
16976               12/29/2004                         252.10
16977               12/29/2004                         585.83
16978               12/29/2004                       1,886.35
16979               12/29/2004                       2,458.51
16980               12/29/2004                      11,061.78
16981               12/29/2004                       7,553.13
16982               12/29/2004                         331.11
16984               12/29/2004                       7,857.25
16985               12/29/2004                       9,460.00
16986               12/29/2004                         466.20
16987               12/29/2004                         426.93
16988               12/29/2004                         734.38
16989               12/29/2004                       9,718.00
16992               12/29/2004                      19,167.60
16994               12/29/2004                      11,977.44
16995               12/29/2004                       1,155.35
16996               12/29/2004                          81.99
16997               12/29/2004                       2,583.69
16998               12/29/2004                         524.38
16999               12/29/2004                         723.87
17000               12/29/2004                       2,059.39
17001               12/29/2004                          80.82
17002               12/29/2004                       1,842.75
17003               12/29/2004                       1,620.09
17006               12/29/2004                      14,888.91
17007               12/29/2004                      19,202.57
17008               12/29/2004                       8,113.44
17009               12/29/2004                      21,250.00
17010               12/29/2004                       1,106.98
17011               12/29/2004                       1,250.00
17014               12/29/2004                      11,390.00
17015               12/29/2004                         339.55
17016               12/29/2004                       3,456.50
17017               12/29/2004                       5,312.50
17018               12/29/2004                         356.31
17019               12/29/2004                         919.31
17020               12/29/2004                         846.89
17021               12/29/2004                          15.23
17022               12/29/2004                         472.50
17023               12/29/2004                       1,158.50
17024               12/29/2004                       2,402.92

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

CHECK                 DATE                      OUTSTANDING
17025               12/29/2004                       1,184.69
17027               12/29/2004                      11,299.58
17028               12/29/2004                       1,220.10
17029               12/29/2004                       7,257.60
17030               12/29/2004                         834.00
17031               12/29/2004                       1,890.00
17032               12/29/2004                         133.16
17033               12/29/2004                       3,475.30
17035               12/29/2004                       1,960.79
17036               12/29/2004                       2,419.88
17037               12/29/2004                      12,987.09
17038               12/29/2004                      12,398.23
17039               12/29/2004                         671.59
17040               12/29/2004                          14.92
17041               12/29/2004                       1,086.00
17042               12/29/2004                         990.00
17044               12/29/2004                      99,010.32
17724               12/16/2004                        4080.36
59550                10/1/2004                     180,782.99
                                              ---------------
                                              $    709,640.34

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: COLUMBUS FOUNDRY, L.P.        Capacity:  ___         Shareholder
      Case Number:  04-67609                   ___         Officer
                                               ___         Director
                                               ___         Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly            or          Monthly

                                          _______                       _______

CURRENT BENEFITS PAID:                    Weekly            or          Monthly

      Health Insurance                    _______                       _______

      Life Insurance                      _______                       _______

      Retirement                          _______                       _______

      Company Vehicle                     _______                       _______

      Entertainment                       _______                       _______

      Travel                              _______                       _______

      Other Benefits                      _______                       _______

      Total Benefits                      _______                       _______

CURRENT OTHER BENEFITS PAID:              Weekly            or          Monthly

      Rent Paid                           _______                       _______

      Loans                               _______                       _______

      Other (Describe)                    _______                       _______

      Other (Describe)                    _______                       _______

      Other (Describe)                    _______                       _______

      Total Other Payments                _______                       _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly            or          Monthly

                                          _______                       $ 0

Dated: JANUARY 20, 2005             _____________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                          Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                                      CARRIER                                         POLICY PERIOD
--------------                                      -------                                         -------------
Property                                            Lloyds                                          11/1/04-11/1/05
Boiler/Machine                                      Hartford                                        11/1/04-11/1/05
Cargo                                               Fireman's Fund                                  11/1/04-11/1/05
Truck Cargo                                         Fireman's Fund                                  11/1/04-11/1/05

Aviation                                            USAIG                                           11/1/04-11/1/05

Fiduciary                                           St. Paul                                        11/1/04-11/1/05

Primary D&O                                         St. Paul                                        11/1/04-11/1/05
Excess D&O                                          Chubb                                           11/1/04-11/1/05
Excess D&O                                          Platte River                                    11/1/04-11/1/05

Crime                                               AIG                                             12/1/04-12/1/05

General Liability                                   ACE                                             12/22/04-12/22/05
Umbrella                                            National Union                                  12/22/04-12/22/05

Workers' Comp                                       ACE                                             12/22/04-6/22/05
Excess Workers' Comp                                ACE                                             12/22/04-12/22/05

Auto                                                ACE                                             12/22/04-12/22/05

Foreign (DIC)                                       ACE                                             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67612
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                YES  X           NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                YES  X           NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                YES  X           NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                YES  X           NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                YES  X           NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005           /s/ Robert E. Belts
                                  -------------------
                                  Debtor In Possession

                                  Chief Financial Officer    (248) 952-2500
                                  -----------------------    --------------
                                  Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                     CASE #04-67612
                                                       DIVERSIFIED
                                                        DIEMAKERS
                                           ------------------------------------
                                           Current Month    Total Since Filing
                                           -------------    ------------------
Net Sales                                     $ 6,065           $ 20,362

Cost of Goods Sold

Materials and Freight                           2,068              7,213
Wages - Hourly                                  1,115              3,739
Wages-Salary                                      119                421
Employee Benefits and Pension                     949              2,358
 Repairs & Maintenance                            462              1,292
Supplies                                           99                338
Utilities                                         318                843
Purchased Components/Services                       -                  -
Income(loss) from Pattern Sales                   264                414
 Fixed Asset - (gain/loss)                          -                  -
 MIS Expense                                        -                  -
 Travel & Entertainment                             1                  7
 Other Variable Costs                             377              1,222
 Depreciation & Amortization                      457              1,773
 Other Allocated Fixed Costs                      627              1,241
 Other Fixed Costs                                129                400
                                             --------          ---------
Cost of Goods Sold                              6,985             21,261

Gross Profit                                     (920)              (899)

Plant SG&A Expense                                 (4)                (7)
SG&A Expense - Allocation (Sched 1)               240                720
 Other Operating Expenses                           -                  -
                                             --------          ---------
 Total Operating Expenses                         236                713

 Operating Profit                              (1,156)            (1,612)

 Outside Interest Income                            -                  -
 Outside Interest (Expense)                         -                  -
 Intercompany Interest Income                       -                  -
 Intercompany Interest (Expense)                 (159)              (500)
 Charges (From) Affiliates                          -                  -
 Charges To Affiliates                              -                  -
Income/Loss From European Operations                -                  -
 Other Income/(Expense)                             -                  -
                                             --------          ---------
 Total Non-Operating Expenses                    (159)              (500)

 Income Before Income Taxes                    (1,315)            (2,112)

 Income Tax Expense                                 -                  4

                                             --------          ---------
 Net Income                                  ($ 1,315)         ($  2,116)
                                             ========          =========

Intermet Corp and Subsidiaries                                      Schedule 1
Corporate Selling, General and Administrative Costs                 December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                  December
                                                  ---------
Officer Compensation                               $   189
Salary Expense other Employees                         799
Employee Benefits and Pension                          (23)
Payroll Taxes                                           39
Other Taxes                                              0
Rent and Lease Expense                                 220
Interest Expense
Insurance                                               36
Automobile and Truck Expense                             1
Utilities(Gas Electric,Phone)                           84
Depreciation                                           128
Travel and Entertainment                                55
Repairs and Maintenance                                 51
Advertising/Promotion                                    0
Supplies, Office Expense                                26

OTHER:

Contributions                                            0
Professional Fees - Audit/Tax                          131
Bank Fees                                              147
Public Reporting Fees                                   16
Employee Relocation/Training                            11
Data Processing                                         19
Dues and Subscriptions                                  11
Outside Services                                       114
Project Development Costs net of Billings              (34)
Director Fees                                           25
Miscellaneous                                           19
Professional Fees - Bankruptcy                       3,428
Cost Allocation - Out                                 (267)
                                                   -------
                                                   $ 5,223
                                                   =======

Allocation:

Wagner Castings                                        177
Northern Castings                                       47
Ironton Iron                                             0
Lynchburg Foundry                                      179
Columbus Foundry                                       290
Wagner Havana                                            0
Intermet U.S. Holdings                                 241
Cast-Matic Corp.                                        76
Diversified Diemakers                                  240
Ganton Technologies                                    156
Tool Products                                          127
Intermet Corporation                                 3,689
                                                   -------
Total                                              $ 5,223
                                                   =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                   DIVERSIFIED
                                                    DIEMAKERS
                                                   ------------
Cash And Equivalents                                $      30
Accounts Receivable                                    10,701
Short-Term Intercompany Receivables                        28
Inventories                                            11,432
Other Current Assets                                      431
                                                    ---------
   TOTAL CURRENT ASSETS                                22,622

Land and Buildings                                     16,395
 Machinery & Equipment                                 59,070
 Construction In Progress                               1,000
                                                    ---------
 Total Fixed Assets                                    76,465
 Accumulated Depreciation                             (40,649)
                                                    ---------
   NET FIXED ASSETS                                    35,816

 Investment In Subsidiaries                                 0
 Investment In European Operations                          0
 Long-Term Intercompany Receivables                    42,765
 Deferred Taxes, Long-Term Asset                            0
 Other Assets                                               0
                                                    ---------

    TOTAL ASSETS                                    $ 101,203
                                                    =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                    $     349
Wages and Salaries  (See schedule)                         31
Taxes Payable - (See schedule)                            274
                                                    ---------
  TOTAL POST PETITION LIABILITIES                         654

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                               0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                       0
 Accrued Tax - State                                       10
 Accrued Property Taxes                                     0
 Accrued Workers Comp                                     985
 Accrued Payroll                                            0
 Accrued Payroll Taxes

                                                    ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                995

UNSECURED LIABILITIES

Accounts Payable                                        6,288
IDR Bonds                                                   0
                                                    ---------
TOTAL UNSECURED LIABILITIES                             6,288

OTHER LIABILITIES

Accrued Liabilities                                     4,017
Short-Term Intercompany Payables                            0
Capital Leases                                              0
 Retirement Benefits                                    1,083
 Deferred Taxes - Long-Term Liability                       0
 Other Long-Term Liabilities                            1,477
 Long-Term Intercompany Payables                            0
 Minority Interest                                          0
                                                    ---------
 TOTAL LIABILITIES                                     14,514

 Common Stock                                               0
 Capital In Excess Of Par Value                       110,000
Retained Earnings - Prepetition                       (21,195)
Retained Earnings - Post Petition                      (2,116)
Equity In European Operations
 Accumulated Translation Adjustment                         0
 Minimum Pension Liability Adjustment                       0
 Unearned Restricted Stock                                  0
                                                    ---------
TOTAL SHAREHOLDER EQUITY                               86,689

 Total Liabilities And Equity                       $ 101,203
                                                    =========

PERIOD ENDED: 12-31-04      DIVERSIFIED DIEMAKERS, INC.         CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                                Balance
                                          as of             Accrued /         Payments /         as of
                                        11/30/2004          Withheld           Deposits        12/31/2004
                                        ------------------------------------------------------------------
Income tax withheld: Federal            ($  48,678)      ($  158,577)        $   201,191       ($   6,065)
Income tax withheld: State                 (15,265)           (50,300)            63,680           (1,884)
Income tax withheld: Local                       0                  0                  0                0
FICA Withheld                              (40,326)          (126,093)           161,598           (4,822)
Employers FICA                             (40,326)          (126,093)           161,597           (4,822)
Unemployment Tax: Federal                     (306)              (974)             1,232              (47)
Unemployment Tax: State                     (1,225)            (3,895)             4,930             (190)
All Other Payroll W/H                            0           (250,808)           240,842           (9,966)

State Taxes: Inc./Sales/Use/Excise           4,389             (6,569)             3,408            1,228
Property Taxes                              36,715            (47,861)            11,146                0

Workers Compensation                      (108,054)                 0           (139,269)        (247,323)
                                        -----------------------------------------------------------------

Total                                   ($ 213,077)      ($   771,169)       $   710,354       ($ 273,892)

Wages and Salaries                        (478,290)        (1,169,778)         1,616,866          (31,202)
                                        -----------------------------------------------------------------

Grand Total                             ($ 691,366)      ($ 1,940,947)       $ 2,327,220       ($ 305,093)
                                        =================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total           0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                     $   349,329       $  335,205       $ 14,123       $        0
Accounts Receivable                  $12,406,690       $9,485,883       $683,928       $2,236,879

                                                         PERIOD ENDED 12/31/2004

INTERMET CORPORATION AND SUBSIDIARIES
                                                         MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                        CASE # 04-67612
                                                DIVERSIFIED DIE MAKERS (MONROE)
                                          ------------------------------------------
              Account Type                 Lockbox 672976      Deposit        AP
               Account #                     1851811313      3473589977   2176982854
                  Bank                      Comerica      Bank of America  Comerica
Beginning Bank Balance                                -          17,057            -
Receipts                                      6,247,777       1,128,570       15,356
Transfers IN (Corporate)                              -               -    1,345,484
Dip Inflow                                            -               -            -
Disbursements                                         -            (844)  (1,360,840)
Transfers OUT (Corporate)                    (6,247,777)     (1,138,184)           -
Dip Repayment                                         -               -            -
                                          ------------------------------------------
Ending Bank Balance                                   -           6,599            0

Wires Paid for by Corporate                                                2,972,297
Checks Issued                                                              1,820,392
                                                                          ----------
Total Disbursements (See Total
 Disbursements Reconciliation)                                            $4,792,689
                                                                          ==========

Outstanding Checks As of November 30                                         308,723
Voided Checks Outstanding as of November                                      (1,025)
Check #338078 Cleared in November and
 Posted & Returned 12/1.                                                        (225)
Checks Issued in December                                                  1,820,392
Check Cleared in December                                                 (1,360,840) Includes $ 15,356.36 of
                                                                                      checks posted and returned.
                                                                          ----------
Outstanding Checks as of December 31
 (See Outstanding Checklist)                                                 767,024
                                                                          ==========


                                                                      CASE # 04-67612
                                                               DIVERSIFIED DIE MAKERS (MONROE)
                                          --------------------------------------------------------------------------
              Account Type                    Checking       Checking       PR           Benefits
               Account #                     5045182027    5970758593  2176983043   688486 - Inactive
                  Bank                     Bank of America   UMB Bank    Comerica        Bank One             Total
Beginning Bank Balance                          21,526           832           -            -                 39,415
Receipts                                             -           221           -            -                      -
Transfers IN (Corporate)                             -             -     982,221            -                      -
Dip Inflow                                           -             -           -            -                      -
Disbursements                                        -            (9)   (982,221)           -                      -
Transfers OUT (Corporate)                            -             -           -            -                      -
Dip Repayment                                        -             -           -            -                      -
                                          --------------------------------------------------------------------------
Ending Bank Balance                             21,526         1,045           -            -                 39,415

Wires Paid for by Corporate                                            1,220,852                           4,193,149
Checks Issued

Total Disbursements (See Total
 Disbursements Reconciliation)

Outstanding Checks As of November 30
Voided Checks Outstanding as of November
Check #338078 Cleared in November and
 Posted & Returned 12/1.
Checks Issued in December
Check Cleared in December

Outstanding Checks as of December 31
 (See Outstanding Checklist)

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
A & S PRINTING SERVICE                                                $ 14,118.78
ABB INC.                                                                 3,057.00
ABBOTT SUPPLY LLC                                                          514.32
ACCURATE EXHAUST                                                           300.00
ACCUTHERM INC.                                                           1,992.80
ACHESON COLLOIDS COMPANY                                                   106.08
ADECCO EMPLOYMENT SERVICES                                              33,177.53
AEROMET                                                                    454.55
AFASSCO                                                                 10,122.86
AKH, INC.                                                                  242.80
AL DIMMITT                                                                 671.75
ALAN T. LYNN, INC.                                                       3,720.35
ALCOA FASTENING SYSTEMS                                                  2,346.38
ALCOA INC.                                                               9,920.00
ALLEGHENY COATINGS                                                         887.05
ALRO MASCO ST. LOUIS                                                     1,483.04
AMACOR                                                                 461,700.00
AMERICAN METAL CHEMICAL CORP                                               297.00
AMERICAN TANK & FABRICATING CO                                          25,000.00
ANITA DUNKLE                                                           186,715.70
ANIXTER, INC.                                                            1,544.38
APPLEBEE TREE FLOWERS & GIFTS                                               85.24
AROBOTECH SYSTEMS INC                                                    2,266.50
ARROW TOOL & DIE                                                           300.00
ASHBY CROSS COMPANY, INC                                                    25.60
AT&T                                                                        77.65
ATMOS ENERGY                                                             5,012.10
AUTOMOTIVE NEWS                                                             99.00
AWERKAMP MACHINE CO.                                                     2,640.00
BANK OF AMERICA                                                          7,188.75
BANNER MACHINE TOOL&SUPPLY CO                                            1,139.12
BATES SALES COMPANY                                                        113.32
BDC, INC.                                                                9,134.14
BDI INDUSTRIAL SUPPLIES                                                    129.30
BENT TUBE, INC.                                                            960.90
BFI QUINCY                                                               5,036.05
BIJUR LUBRICATING CORPORATION                                               22.64
BILL HAMRICK                                                                75.00
BLEIGH READY MIX CO.                                                       682.69
BODLE DIAMOND INDUSTRIES                                                   137.00
BORIDE ENGINEERED ABRASIVES                                                 63.62
BOULEVARD PROPERTIESM, LLC.                                              1,642.50
BRENT DUDGEON (employee)                                                 1,451.20
BUCKMAN'S CONVENIENCE STORE                                              1,045.51
CADMIN SERVICES                                                          2,307.42
CALIFORNIA INDUSTRIAL PRODUCTS                                          18,920.61
CAMCAR DIVISION OF TEXTRON                                                 437.74
CAMCAR TEXTRON                                                           9,150.11
CANFIELD & JOSEPH, INC.                                                  1,755.00
CAPE ELECTRICAL SUPPLY, INC.                                             8,078.03

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004 CASE NO. 04-67612CASE NO. 04-67612

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
CASTING EQUIPMENT & SUPPLY                                                 666.42
CASTOOL TOOLING SOLUTIONS                                                  402.00
CENTRAL WELDING SUPPLIES, INC.                                          18,551.22
CENTURYTEL                                                               4,858.04
CENTURYTEL OF SOUTHWEST MO                                                  77.99
CERTANIUM ALLOYS                                                         2,325.60
CHARLIE SMOOT (employee)                                                    18.75
CHEM-TREND INCORPORATED                                                 20,141.82
CHINN ENTERPRISES, LLC                                                  25,124.00
CHRISTY REFRACTORIES COMPANY                                             2,727.70
CITY OF HANNIBAL                                                        21,088.79
CITY OF MONROE CITY                                                    144,954.31
CITY OF PALMYRA                                                         18,876.78
COMETALS                                                               114,416.89
COMMON SENSE ENTERPRISES                                                   305.00
CONTAINER DISTRIBUTERS INC                                               6,078.20
CONTROL-AIR, INC.                                                        1,844.93
COPPER & BRASS SALES                                                       261.34
CORROSION PRODUCTS INC.                                                     68.93
CREST PRODUCTS INC                                                       8,548.00
CROSS HULLER DRILLUNIT                                                     577.93
CROWN LINEN SERVICE, INC.                                                2,389.17
CW & ASSOCIATES                                                            192.49
DAN FOSTER (employee)                                                       75.62
DANA CORPORATION                                                       105,220.00
DAVID WHITE                                                                 75.00
DAVIS TOOL & DIE                                                        11,320.00
DCT INDUSTRIAL SUPPLY                                                      158.67
DDC INDUSTRIES                                                           1,475.25
DEAD SEA MAGNESIUM LTD                                                 686,337.32
DEBBIE LUNDBERG (employee)                                                  30.00
DEBBY SHIVELY (employee)                                                    30.00
DENNY MOSS                                                                 152.02
DIEMER & ASSOCIATES                                                      4,628.63
DISA GOFF, INC.                                                             39.66
DIVERSIFIED DIEMAKERS(employee related)                                  3,240.41
D-M-E                                                                      202.54
DOMINO AMJET INC                                                           148.12
DON HAYS (employee)                                                        138.08
DOORS & MORE                                                               104.13
EASTERN ALLOYS                                                         195,009.73
EEO CONSULTING                                                           5,280.00
EFC INTERNATIONAL                                                        5,326.56
EFD, INC.                                                                  216.34
E-JAY THERMO PRODUCTS, INC.                                                955.76
ELECTRICAL SOUTH LP                                                      3,087.05
ELECTROCHEM, INC. OF MO                                                  2,076.00
ENGINEERED LUBRICANTS CO.                                               14,485.52
ENGINEERED PRODUCTS                                                      3,040.60
ESTES FREIGHT                                                            2,104.87

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
FANUC ROBOTICS NORTH AMERICA                                               180.12
FASHION OPTICAL COMPANY                                                    725.09
FASTENAL COMPANY                                                         3,689.97
FedEx                                                                      700.73
FLO-PRODUCTS COMPANY                                                       316.92
FRANK FLORI EQUIPMENT CO.                                                1,113.59
FRENCH GERLEMAN ELECTRIC CO.                                             7,721.41
FREUDENBERG - NOK                                                        9,993.04
FS MIDWEST                                                                 695.00
G.S. ROBINS AND COMPANY                                                    961.45
GALLAGHER BENEFIT SERVICES                                               5,000.00
GARFIELD ALLOYS, INC.(Magretech)                                       138,024.89
GARY YAGER                                                                 329.75
GASKET & SEAL FABRIC. INC.                                                 161.35
GATEWAY METALS INC.                                                      3,755.75
GDC, INC.                                                                3,137.60
GEO. C. POTTERFIELD TRUCKING                                               600.00
GOAD COMPANY                                                               326.70
GRAINGER                                                                 4,835.11
GREAT RIVER RESTAURANT ASSO                                              2,310.00
GREENFIELD COMMERCIAL CREDIT                                               430.00
HANNIBAL BOARD OF PUBLIC WORKS                                          31,147.94
HANNIBAL REGIONAL HOSPITAL                                                 460.00
HAROLD BAKER JR                                                             81.39
HARTWIG, INC.                                                            3,232.70
HEIMER CONSTRUCTION                                                     13,790.53
HEINTZ ELECTRIC COMPANY                                                  3,857.88
HELCO PRECISION TOOLS & GAGES                                              403.59
HELLEBUSCH TOOL & DIE, INC.                                             22,000.00
HEWLETT-PACKARD COMPANY                                                  6,098.97
HILLYARD FLOOR CARE SUPPLY                                               3,965.53
HTE TECHNOLOGIES                                                        11,834.94
IDG USA, LLC                                                             6,963.31
IDRAPRINCE, INC.                                                         5,645.89
ILLINI ENVIRONMENTAL INC.                                                6,000.00
INDUSTRIAL FINISHING SERVICES                                           15,477.36
INDUSTRIAL INNOVATIO                                                     5,215.80
INDUSTRIAL PROCESS EQUIP GROUP                                           5,034.64
INDUSTRIAL STRAINER COMPANY                                              2,317.87
INDUSTRIAL TECHNOLOGIES, INC.                                               77.50
INSIGHT/HARDDRIVES INT'L.                                                  394.58
INSPEC, INC                                                                133.00
INT'L SURFACE PREPARTION CORP                                            6,054.14
IOSSO METAL PROCESSES                                                    1,600.00
IOWA MACHINERY & SUPPLY                                                    434.24
JACKSON BROS-HEARTLAND                                                   2,756.22
JARRETT PORTER                                                              33.75
J-COM EDI SERVICES                                                          65.00
JOELLEN DAVIS                                                               66.00
JOHN COOK                                                                   40.44

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
JOHN HENRY FOSTER CO.                                                    1,302.28
K. P. WESSELING & CO., INC.                                                 83.17
KAMAN AEROSPACE CORP.                                                      695.00
KAMAX GB DUPONT LP                                                       3,092.18
KELM ACUBAR COMPANY                                                     26,256.00
KEVIN BICHSEL (employee)                                                    63.25
KEYSTONE POWDERED METAL                                                 21,399.62
KHMO AM 1070                                                                84.00
KICK-FM BICK BROADCASTING                                                   21.00
KOBOLD INSTRUMENTS, INC.                                                   351.68
KOMAR SCREW CORP.                                                          941.22
KONIECZNY TOOL & DIE                                                    14,250.00
L.N. BROSS                                                               8,619.71
LADONNA BERRY                                                               36.00
LAKE ERIE PRODUCTS                                                       3,617.46
LEE HORNEYER COMPANY                                                       208.81
LENZKES CLAMPING TOOLS                                                   3,585.10
LEO O'LAUGHLIN, INC.                                                     5,200.00
LISANN HAYES (employee)                                                     20.00
LUBRICATION ENGINEERS                                                      642.21
LUBY EQUIPMENT SERVICES                                                  1,566.30
MANPOWER                                                                 8,846.66
MARIE HAYS                                                                  30.00
MARION COUNTY COLLEC                                                   231,920.65
MARK ADAMS                                                                 147.15
MARK TWAIN SUPPLY CO.                                                    6,405.68
MARK YAGER (employee)                                                      256.50
MARLIN REAGAN (employee)                                                    30.00
MARLON BUSINESS FORMS                                                    1,393.67
MAURICE DEBRACKELEIRE                                                       75.00
MAZAK CORPORATION MIDWEST                                                   79.56
MC MACHINERY SYSTEMS, INC.                                                 167.32
MCMASTER-CARR SUPPLY COMPANY                                             1,906.74
MEDANOS INDUSTRIAL SERVICES                                              2,940.00
MENNE TOOL & DIE                                                         7,740.00
MERRICK MACHINERY CO.                                                    1,790.27
METALEX, L.P.                                                           20,210.00
MFA OIL CO.                                                              1,632.00
MID-AMERICAN PROD. INC                                                  10,080.00
MIDLAND INDUSTRIES, INC.                                                31,740.80
MIDSTATES TOOL & CUTTER                                                  1,371.79
MINIATURE PRECISION COMPONENTS                                           3,781.80
MISSOURI DEPARTMENT OF REVENUE                                             171.00
MO DEPT OF NATL RESO                                                       550.79
MOHLER MATERIAL HANDLING, I                                              2,199.36
MONICA RIDDLE                                                               78.95
MONROE AUTO PARTS                                                          461.50
MONROE CITY SHELTER WORK SHOP                                           19,132.50
MONROE TIRE & BATTERY                                                       16.00
MOTION INDUSTRIES, INC                                                   5,756.31

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
MSC INDUSTRIAL SUPPLY CO.                                                1,032.13
MUNROE MATERIAL HANDLING                                                   102.95
MVI, INC.                                                                  443.87
NALCO COMPANY                                                            3,101.83
NATIONAL FILTER MEDIA CORP.                                                334.21
NATIONAL KARD                                                              318.67
NATIONAL TOOL AND MFG. CO.                                                  54.31
NEECE OFFICE EQUIPMENT                                                      79.66
NEFF POWER INC.                                                          2,777.88
NEWARK INONE                                                               865.99
O.K. FASTENERS INC                                                       2,477.16
ODESSA HARDWICK                                                            179.40
ONEOK ENERGY MARKETING COMPANY                                          82,730.46
OVERHEAD DOOR CO. OF QUINCY                                                420.00
PALMYRA BOARD OF PUBLIC WORKS                                           50,942.30
PALMYRA CARQUEST                                                           135.53
PALMYRA SHEET METAL                                                        150.00
PATRICIA SPEGAL                                                             21.75
PAULO PRODUCTS CO.                                                       3,203.18
PDC LABORATORIES, IN                                                     2,255.00
PERRY MACHINE AND DIE INC.                                              99,997.18
PHELPS ASSOCIATES, INC.                                                    361.28
PMI COMPUTER SUPPLIE                                                       112.15
POWERWAY INC                                                             1,150.00
PRECISION DEBURRING & SANDING                                            4,208.88
PRECISION INTERNATIONAL CORP.                                               45.22
PRECISION TOOL COMPANY                                                   4,235.43
PRUDENTIAL INSURANCE                                                    12,790.66
PSYCHEMEDICS CORPORATION                                                 3,721.00
Q-CEE'S PRODUCTS DIVISION                                                  202.02
QSR GROUP, INC.                                                          3,376.10
QST, INC.                                                                3,450.00
QUALITY LOGISTICAL SERVICES                                                662.50
QUINCY FREIGHTLINER, INC.                                                1,300.00
QUINCY MALL                                                              2,000.00
QUINCY MEDICAL GROUP                                                       139.00
QWEST COMMUNICATIONS                                                     2,400.45
R.L. HOENER COMPANY                                                         31.95
R.L. WEISHEIMER & ASSOC.                                                   463.45
RADCO INDUSTRIES                                                         4,937.00
RADLEY CORPORATION                                                      11,964.50
RAMAIR                                                                     282.42
RANDY PARN (employee)                                                       30.00
RAYMOND J. QUINLAND - LANDLORD                                           7,000.00
RC MACHINE, INC.                                                           412.86
RELIABLE TERMITE & PEST CTRL.                                            2,043.35
REN POTTERFIELD TRUCKING, INC.                                             700.00
RENTAL SERVICE CORPORATION                                               1,362.36
RIBACK SUPPLY CO.                                                          246.82
RICHARD GREENE CO.                                                         763.87

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
RICHARDS ELECTRIC MOTOR CO.                                              2,937.61
RIGGING GEAR SALES OF TENN.                                              2,410.00
RIMROCK                                                                  2,727.43
ROBERTS LOADING DOCK & EQUIP.                                               35.39
ROBEY BUILDING SUPPLY, INC.                                                359.48
ROCHESTER TOOL & CUTTER                                                    318.50
ROCKLIN MANUFACTURING CO.                                                   34.32
RODGER BROWN                                                                75.00
ROLAND MACHINERY CO                                                         51.22
RONNIE BERRY (employee)                                                     24.00
ROTOLITE OF ST.LOUIS INC                                                   310.40
ROTOR CLIP CO  INC                                                         395.66
RTD OFFICE PRODUCTS                                                      1,454.41
RUDOLPH BROS & CO                                                        2,936.76
RUSTIC OAK CABIN RESTAURANT                                              6,328.28
SAFETY-KLEEN SYSTEMS                                                     2,478.02
SANDY SHINN (employee)                                                      30.00
SBC                                                                      3,095.00
SCHILLER'S                                                                 498.25
SCOTT SPECIAL TOOLS, INC.                                                4,338.22
SCOTT WILLIAMS (employee)                                                  322.51
SEMBLEX CORP.                                                           48,611.00
SEMCO, INC.                                                              1,670.71
SENTRY INSURANCE                                                           343.24
SHAD METCALF                                                                70.99
SHAMROCK FIRE EXTINGUISHER SVC                                             956.79
SHANNAHAN CRANE & HOIST, INC.                                              332.90
SHARP BROS. INC                                                          1,150.00
SHERYL HAYS (employee)                                                     130.62
SHOT-END SUPPLY, INC.                                                    6,834.00
SLIDEMATIC PRODUCTS COMPANY                                              2,342.76
SLOAN INDUSTRIES INC                                                     8,129.00
SOLUTIA INC                                                              1,292.99
SOUTHWEST PUMPS & FILTERS, INC                                           1,171.33
SOUTHWESTERN BELL                                                          488.40
SPAN AMERICA, INC.                                                         680.58
SPAN de MEXICO                                                             350.00
SPAN MANUFACTURING                                                       2,910.00
SPECTRA COMMUNICATIONS GROUP                                               676.08
SPECTRO ALLOYS CORP                                                    252,800.00
SPECTRUM HUMAN RESOURCE SYS                                              5,615.00
SPHERION CORPORATION                                                     4,209.45
SPINCRAFT                                                                  413.28
SPRINTER MARKING INC.                                                      272.34
SRI                                                                      1,520.00
ST. LOUIS TESTING LAB, INC.                                              2,530.00
STERLING COMMERCE-NETWORK                                                  721.03
STERLING, INC.                                                             483.91
STEVE CHOU                                                                  26.26
STURGIS AUTOMATION, INC.                                                 1,080.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
DECEMBER 2004

                 VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
SUNNEN PRODUCTS COMPANY                                                  1,612.05
SURFTRAN MANUFACTURING CO, LLC                                              69.03
SYDNEY CHINN                                                                39.76
TDC FILTER MANUFACTURING, INC.                                             519.06
TECHMIRE USA                                                               124.00
TELESIS TECHNOLOGIES INC                                                   239.76
TEMTRON, INC.                                                              196.18
TENNANT                                                                    351.55
THE GOLDEN RULER, INC.                                                      84.53
THE LAKE GAZETTE                                                           160.00
TIMKEN US CORPORATION                                                   63,548.70
TINNERMAN PALNUT ENGINEERED                                             14,885.07
TOM BOLAND FORD, INC.                                                       75.00
TOM CHRISTINE                                                              105.72
TOOLING ASSOCIATES                                                         814.18
TOYOTA TSUSHO AMERICA INC                                               33,160.32
TRANS MAN LOGISTICS, INC                                                31,897.59
U.S. CELLULAR                                                            1,168.03
U.S. MAGNESIUM, LLC                                                    814,354.84
U.S. POSTAL SERVICE                                                      1,235.94
UGS                                                                      2,174.60
UNISOURCE WORLDWIDE INC.                                                24,558.62
UNITED STATES DRILL HEAD CO                                                715.28
VEATCH'S                                                                    36.41
VICTORY PACKAGING                                                        6,044.87
VISI-TRAK WORLDWIDE, LLC                                                   857.31
VONTHUN POWERWASHING                                                     2,800.00
WALMART                                                                  8,050.00
WALTER TULEY                                                               204.64
WES RUBISON                                                                 67.60
WESBELL DEDICATED ASSEMBLY LTD                                             357.64
WESTHOFF                                                                   106.49
WHITLAM LABEL CO.                                                          216.00
WIESE PLANNING & ENGINEERING                                             1,663.83
WILLIAM A KIBBE & ASSOCIATES                                               210.00
WILLIAMS EQUIPMENT & ELECTRIC                                            1,437.26
WINK'S LAWN SERVICE                                                      2,942.00
WISE EL SANTO CO., INC.                                                  3,673.64
                                                                   --------------

                                                                   $ 4,792,689.31

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 12/31/04

MONROE - BANK RECONCILIATION

Bank Balance                                                              $           -

Actual Outstanding AP Checks                            767,024.42
Actual Outstanding Payroll Checks                       236,828.45
                                                        ----------
Total Outstanding Checks                                                   1,003,852.87

Misc Reconciling Items rectified in January                                    9,649.22
                                                                          -------------
                                                                           1,013,502.09

Unadjusted GL Balance                                                      1,013,502.09
                                                                          -------------

Difference                                                                $           -
                                                                          =============

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

 CHECK             DATE              OUTSTANDING
337183           10/5/2004            $   45.00
337674           11/5/2004                35.76
337705           11/5/2004                 5.00
337743           11/8/2004                51.55
337789          11/11/2004               158.49
337808          11/12/2004             8,535.38
337812          11/12/2004                10.88
337916          11/16/2004               341.24
337930          11/17/2004               454.88
338402           12/8/2004             1,755.00
338428          12/10/2004                30.00
338437          12/10/2004               146.26
338455          12/10/2004                47.11
338456          12/10/2004                36.91
338510          12/14/2004               695.00
338529          12/14/2004                72.79
338547          12/15/2004               221.38
338550          12/16/2004             5,591.13
338571          12/17/2004               402.00
338576          12/17/2004               359.48
338584          12/17/2004             1,568.80
338591          12/17/2004               192.31
338597          12/17/2004                30.00
338612          12/17/2004               391.44
338614          12/17/2004                30.00
338617          12/17/2004               215.20
338621          12/17/2004               715.28
338634          12/20/2004             1,111.51
338635          12/20/2004               175.11
338637          12/20/2004               195.16
338639          12/21/2004             1,400.00
338641          12/21/2004                79.66
338646          12/22/2004                91.39
338655          12/22/2004                67.60
338658          12/23/2004               329.47
338663          12/23/2004             1,428.23
338667          12/23/2004             4,667.10
338668          12/23/2004               629.69
338670          12/23/2004               129.30
338671          12/23/2004               137.00
338678          12/23/2004             1,740.00
338680          12/23/2004               696.75
338684          12/23/2004                49.10
338688          12/23/2004                63.44
338691          12/23/2004               685.61
338692          12/23/2004               139.00
338693          12/23/2004               401.75

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

CHECK             DATE              OUTSTANDING
338694          12/23/2004                54.14
338695          12/23/2004               107.56
338696          12/23/2004                30.09
338697          12/23/2004               887.20
338698          12/23/2004                80.00
338700          12/28/2004               168.69
338701          12/28/2004               326.48
338702          12/28/2004               111.70
338707          12/29/2004           186,715.70
338708          12/29/2004            25,399.24
338709          12/29/2004           150,508.35
338711          12/29/2004            38,959.50
338712          12/29/2004            32,000.00
338713          12/29/2004             2,573.44
338714          12/29/2004             1,992.80
338715          12/29/2004             7,191.20
338716          12/29/2004               671.75
338717          12/29/2004               297.00
338718          12/29/2004            25,000.00
338719          12/29/2004               300.00
338720          12/29/2004                77.65
338721          12/29/2004                99.00
338722          12/29/2004             7,188.75
338723          12/29/2004               215.74
338724          12/29/2004             2,504.02
338725          12/29/2004                22.64
338726          12/29/2004               821.25
338727          12/29/2004               569.21
338728          12/29/2004             2,307.42
338729          12/29/2004               416.83
338730          12/29/2004             1,061.12
338732          12/29/2004               817.58
338733          12/29/2004                21.27
338734          12/29/2004             1,202.10
338735          12/29/2004                18.75
338736          12/29/2004             1,530.00
338737          12/29/2004             6,032.00
338738          12/29/2004             1,640.20
338739          12/29/2004            21,088.79
338740          12/29/2004                25.00
338741          12/29/2004            18,876.78
338742          12/29/2004               291.84
338743          12/29/2004               261.34
338744          12/29/2004                39.79
338746          12/29/2004             2,389.17
338747          12/29/2004                74.30
338748          12/29/2004             4,628.63

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

CHECK             DATE               OUTSTANDING
338749          12/29/2004                39.66
338750          12/29/2004                 7.12
338751          12/29/2004               119.16
338752          12/29/2004               221.24
338753          12/29/2004               150.00
338754          12/29/2004                74.06
338755          12/29/2004             2,640.00
338756          12/29/2004                67.76
338758          12/29/2004             2,530.36
338759          12/29/2004               161.14
338760          12/29/2004             3,000.00
338761          12/29/2004                92.10
338762          12/29/2004               161.35
338763          12/29/2004             1,652.20
338764          12/29/2004             1,568.80
338765          12/29/2004               300.00
338766          12/29/2004               326.70
338767          12/29/2004             4,777.09
338768          12/29/2004             2,310.00
338770          12/29/2004            13,790.53
338771          12/29/2004             2,879.52
338772          12/29/2004                82.13
338774          12/29/2004             6,098.97
338775          12/29/2004             3,965.53
338776          12/29/2004             4,792.82
338777          12/29/2004               822.95
338778          12/29/2004             5,215.80
338779          12/29/2004                47.38
338780          12/29/2004               307.14
338781          12/29/2004               133.00
338782          12/29/2004             3,104.14
338783          12/29/2004             1,300.00
338784          12/29/2004               207.19
338785          12/29/2004             2,756.22
338786          12/29/2004                33.75
338787          12/29/2004               223.78
338788          12/29/2004                84.00
338789          12/29/2004                21.00
338790          12/29/2004             7,119.76
338791          12/29/2004             3,617.46
338792          12/29/2004               208.81
338793          12/29/2004             2,600.00
338794          12/29/2004               642.21
338795          12/29/2004               286.10
338796          12/29/2004             2,996.94
338797          12/29/2004             2,735.56
338798          12/29/2004               751.50

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

 CHECK            DATE              OUTSTANDING
338799          12/29/2004               329.91
338800          12/29/2004             1,547.10
338801          12/29/2004               171.00
338802          12/29/2004             2,199.36
338803          12/29/2004            13,322.70
338804          12/29/2004             1,912.24
338805          12/29/2004               167.42
338806          12/29/2004               203.70
338807          12/29/2004               102.95
338808          12/29/2004                43.25
338809          12/29/2004               334.21
338810          12/29/2004               165.20
338811          12/29/2004                31.94
338812          12/29/2004               961.90
338813          12/29/2004             2,300.98
338814          12/29/2004             2,255.00
338815          12/29/2004               361.28
338816          12/29/2004               112.15
338817          12/29/2004             1,150.00
338818          12/29/2004             3,360.00
338819          12/29/2004             3,721.00
338820          12/29/2004             1,166.67
338821          12/29/2004             3,450.00
338822          12/29/2004               662.50
338823          12/29/2004             2,000.00
338824          12/29/2004               282.42
338825          12/29/2004             3,500.00
338826          12/29/2004               412.86
338827          12/29/2004             1,641.60
338828          12/29/2004               350.00
338829          12/29/2004               763.87
338830          12/29/2004               157.00
338831          12/29/2004             2,410.00
338832          12/29/2004               919.74
338833          12/29/2004               310.40
338834          12/29/2004             1,454.41
338835          12/29/2004             1,149.76
338836          12/29/2004             1,648.36
338837          12/29/2004             1,499.90
338838          12/29/2004                91.35
338839          12/29/2004             1,670.71
338840          12/29/2004                70.99
338841          12/29/2004               332.90
338842          12/29/2004             1,279.00
338843          12/29/2004             2,342.76
338844          12/29/2004             3,717.00
338845          12/29/2004               488.40

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

CHECK              DATE             OUTSTANDING
338846          12/29/2004             2,910.00
338847          12/29/2004               350.00
338848          12/29/2004               338.04
338849          12/29/2004             5,615.00
338850          12/29/2004               968.40
338851          12/29/2004               413.28
338852          12/29/2004               272.34
338853          12/29/2004             2,530.00
338854          12/29/2004               364.13
338855          12/29/2004               242.87
338857          12/29/2004                69.03
338858          12/29/2004               239.76
338859          12/29/2004               351.55
338860          12/29/2004               372.83
338861          12/29/2004             1,168.03
338862          12/29/2004               449.18
338863          12/29/2004                36.41
338864          12/29/2004             1,200.00
338865          12/29/2004             8,050.00
338866          12/29/2004               357.64
338867          12/29/2004                62.28
338868          12/29/2004               762.42
338869          12/29/2004               210.00
338870          12/29/2004               191.26
                                   ------------

                                   $ 767,024.42

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.        Capacity:         ___      Shareholder
      Case Number:  04-67612                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                           Weekly           or                Monthly

                                                     _______                            _______

CURRENT BENEFITS PAID:                               Weekly           or                Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                             _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                         Weekly           or                Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                       Weekly           or                Monthly

                                                     _______                            $0

Dated: JANUARY 20, 2005              __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                     Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                              CARRIER                              POLICY PERIOD
--------------                              -------                              -------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                  )
INTERMET CORPORATION, ET AL             ) CASE NO: 04-67600
                                        ) Chapter 11
                                        ) Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.               )
                        Debtor          )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                (Form 2)

      X     Balance Sheet                      (Form 3)

      X     Summary of Operations              (Form 4)

      X     Monthly Cash Statement             (Form 5)

      X     Statement of Compensation          (Form 6)

      X     Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                               YES X       NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                               YES X       NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                               YES X       NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                               YES X       NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                               YES X       NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                   /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          ----------------------- --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                               CASE #04-67600
                                                                   GANTON
                                                                TECHNOLOGIES
                                                  -----------------------------------------
                                                    Current Month        Total Since Filing
                                                  ------------------     ------------------
Net Sales                                          $           5,461      $          19,365

Cost of Goods Sold
Materials and Freight                                          1,527                  4,933
Wages - Hourly                                                 1,250                  4,655
Wages-Salary                                                     622                  1,792
Employee Benefits and Pension                                  1,051                  3,315
 Repairs & Maintenance                                           116                    407
Supplies                                                         443                  1,101
Utilities                                                        406                  1,098
Purchased Components/Services                                    732                  2,574
Income(loss) from Pattern Sales                                   43                   (688)
 Fixed Asset - (gain/loss)                                         -                      -
 MIS Expense                                                       7                     26
 Travel & Entertainment                                           12                     39
 Other Variable Costs                                            165                    520
 Depreciation & Amortization                                     210                  1,081
 Other Allocated Fixed Costs                                       -                      -
 Other Fixed Costs                                               235                    609
                                                  ------------------     ------------------
Cost of Goods Sold                                             6,819                 21,462

Gross Profit                                                  (1,358)                (2,097)

Plant SG&A Expense                                                15                     58
SG&A Expense - Allocation (Sched 1)                              156                    468
 Other Operating Expenses                                        173                     82
                                                  ------------------     ------------------
 Total Operating Expenses                                        344                    608

 Operating Profit                                             (1,702)                (2,705)

 Outside Interest Income                                           -                      -
 Outside Interest (Expense)                                        -                      -
 Intercompany Interest Income                                      -                      -
 Intercompany Interest (Expense)                                 (77)                  (236)
 Charges (From) Affiliates                                         -                      -
 Charges To Affiliates                                             -                      -
Income/Loss From European Operations                               -                      -
 Other Income/(Expense)                                            -                      -
                                                  ------------------     ------------------
 Total Non-Operating Expenses                                    (77)                  (236)

 Income Before Income Taxes                                   (1,779)                (2,941)

 Income Tax Expense                                                7                     34

                                                  ------------------     ------------------
 Net Income                                       ($           1,786)    ($           2,975)
                                                  ==================     ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          December
                                                        ------------
Officer Compensation                                    $        189
Salary Expense other Employees                                   799
Employee Benefits and Pension                                    (23)
Payroll Taxes                                                     39
Other Taxes                                                        0
Rent and Lease Expense                                           220
Interest Expense
Insurance                                                         36
Automobile and Truck Expense                                       1
Utilities(Gas Electric,Phone)                                     84
Depreciation                                                     128
Travel and Entertainment                                          55
Repairs and Maintenance                                           51
Advertising/Promotion                                              0
Supplies, Office Expense                                          26

OTHER:
Contributions                                                      0
Professional Fees - Audit/Tax                                    131
Bank Fees                                                        147
Public Reporting Fees                                             16
Employee Relocation/Training                                      11
Data Processing                                                   19
Dues and Subscriptions                                            11
Outside Services                                                 114
Project Development Costs net of Billings                        (34)
Director Fees                                                     25
Miscellaneous                                                     19
Professional Fees - Bankruptcy                                 3,428
Cost Allocation - Out                                           (267)
                                                        ------------
                                                        $      5,223
                                                        ============

Allocation:
Wagner Castings                                                  177
Northern Castings                                                 47
Ironton Iron                                                       0
Lynchburg Foundry                                                179
Columbus Foundry                                                 290
Wagner Havana                                                      0
Intermet U.S. Holdings                                           241
Cast-Matic Corp.                                                  76
Diversified Diemakers                                            240
Ganton Technologies                                              156
Tool Products                                                    127
Intermet Corporation                                           3,689
                                                        ------------
Total                                                   $      5,223
                                                        ============

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                            CASE #04-67600
                                                            --------------
                                                                GANTON
                                                             TECHNOLOGIES
                                                            --------------
Cash And Equivalents                                        $          185
Accounts Receivable                                                  9,896
Short-Term Intercompany Receivables                                     19
Inventories                                                          7,732
Other Current Assets                                                   859
                                                            --------------
   TOTAL CURRENT ASSETS                                             18,691

Land and Buildings                                                  12,042
 Machinery & Equipment                                              42,095
 Construction In Progress                                              831
                                                            --------------
 Total Fixed Assets                                                 54,968
 Accumulated Depreciation                                          (28,209)
                                                            --------------
    NET FIXED ASSETS                                                26,759

 Investment In Subsidiaries                                              0
Investment In European Operations                                        0
 Long-Term Intercompany Receivables                                  6,580
 Deferred Taxes, Long-Term Asset                                         0
 Other Assets                                                           50
                                                            --------------

    TOTAL ASSETS                                            $       52,080
                                                            ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                            $        1,200
Wages and Salaries  (See schedule)                                     186
Taxes Payable - (See schedule)                                         579
                                                            --------------
  TOTAL POST PETITION LIABILITIES                                    1,965

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                    0
 Accrued Tax - State                                                    13
 Accrued Property Taxes                                                118
 Accrued Workers Comp                                                1,148
 Accrued Payroll                                                         0
Accrued Payroll Taxes
                                                            --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                           1,279

UNSECURED LIABILITIES

Accounts Payable                                                     9,724
IDR Bonds                                                                0
                                                            --------------
TOTAL UNSECURED LIABILITIES                                          9,724

OTHER LIABILITIES
Accrued Liabilities                                                  4,467
Short-Term Intercompany Payables                                        20
Capital Leases                                                           0
 Retirement Benefits                                                    54
 Deferred Taxes - Long-Term Liability                                    0
 Other Long-Term Liabilities                                             0
 Long-Term Intercompany Payables                                     2,125
 Minority Interest                                                       0
                                                            --------------
 TOTAL LIABILITIES                                                  19,634

 Common Stock                                                            0
 Capital In Excess Of Par Value                                    160,000
Retained Earnings - Prepetition                                   (124,579)
Retained Earnings - Post Petition                                   (2,975)
Equity In European Operations
 Accumulated Translation Adjustment                                      0
 Minimum Pension Liability Adjustment                                    0
 Unearned Restricted Stock                                               0
                                                            --------------
TOTAL SHAREHOLDER EQUITY                                            32,446

 Total Liabilities And Equity                               $       52,080
                                                            ==============

PERIOD ENDED: 12-31-04  GANTON TECHNOLOGIES (PULASKI)             CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                       Balance
                                               as of          Accrued /      Payments /      as of
                                            11/30/2004        Withheld        Deposits     12/31/2004
                                            ---------------------------------------------------------
Income tax withheld: Federal               ($    9,407)    ($   129,235)     $  134,397   ($    4,245)
Income tax withheld: State                          0                 0               0             0
Income tax withheld: Local                          0              (356)            356             0
FICA Withheld                                  (7,218)          (43,234)         46,720        (3,733)
Employers FICA                                 (7,218)          (43,244)         46,730        (3,733)
Unemployment Tax: Federal                         (59)             (626)            295          (390)
Unemployment Tax: State                          (477)           (5,156)          2,392        (3,240)
All Other Payroll W/H                               0                 0               0             0

State Taxes: Inc./Sales/Use/Excise            (12,000)           (6,000)         18,000             0
Property Taxes                                 (8,466)                0               0        (8,466)

Workers Compensation                           (9,833)                0               0        (9,833)
                                           ----------------------------------------------------------

Total                                      ($   54,678)    ($   227,851)     $  248,889   ($   33,639)

Wages and Salaries                             (71,439)        (415,161)        436,747       (49,852)
                                           ----------------------------------------------------------

Grand Total                                ($  126,116)    ($   643,012)     $  685,637   ($   83,491)
                                           ==========================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total          0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                   $    564,321     $    246,547     $    162,713     $    155,062
Accounts Receivable                $  3,414,263     $  1,358,891     $    953,719     $  1,101,653

PERIOD ENDED: 12-31-04      GANTON TECHNOLOGIES (RACINE)          CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                       Balance
                                               as of          Accrued /      Payments /      as of
                                            11/30/2004        Withheld        Deposits     12/31/2004
                                            ---------------------------------------------------------
Income tax withheld: Federal                $        0       ($ 204,598)     $  204,598    $        0
Income tax withheld: State                           0         (102,942)        102,942             0
Income tax withheld: Local                           0                0               0             0
FICA Withheld                                        0         (144,493)        144,493             0
Employers FICA                                       0                0               0             0
Unemployment Tax: Federal                            0                0               0             0
Unemployment Tax: State                              0                0               0             0
All Other Payroll W/H                                0                0               0             0

State Taxes: Inc./Sales/Use/Excise             (14,737)          19,664               0         4,927
Property Taxes                                 (25,002)         (12,501)              0       (37,503)

Workers Compensation                          (411,786)        (100,000)              0      (511,786)
                                           ----------------------------------------------------------

Total                                      ($  451,525)      ($ 544,870)     $  452,034   ($  544,362)

Wages and Salaries                            (604,425)         (44,379)        513,111      (135,693)
                                           ----------------------------------------------------------

Grand Total                                ($1,055,950)      ($ 589,250)     $  965,145   ($  680,055)
                                           ==========================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total          0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                   $    635,671     $    366,725     $    268,945     $          0
Accounts Receivable                $  7,558,939     $  6,048,658     $    411,879     $  1,098,403

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                                                          MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                            CASE # 04-67600
                                                                     GANTON TECHNOLOGIES (PULASKI)
                                                 ----------------------------------------------------------------------
                       ACCOUNT TYPE              LOCKBOX 673017     LOCKBOX 77165      AP          PR
                        ACCOUNT #                  1851811388        644113482     2176982953   2176983100
                           BANK                     Comerica          Bank One      Comerica     Comerica       TOTAL
BEGINNING BANK BALANCE                                        -                 -           -            -            -
RECEIPTS                                                341,871            41,173           -        1,065      384,109
TRANSFERS IN (CORPORATE)                                      -                 -     608,551      522,977    1,131,527
DIP INFLOW                                                    -                 -           -            -            -
DISBURSEMENTS                                                 -                 -    (608,551)    (524,042)  (1,132,592)
TRANSFERS OUT (CORPORATE)                              (341,871)          (41,173)          -            -     (383,044)
DIP REPAYMENT                                                 -                 -           -            -            -
                                                 ----------------------------------------------------------------------
ENDING BANK BALANCE                                           -                 -           -            -         0.00

WIRES PAID FOR BY CORPORATE                                                           269,822                   269,822
CHECKS ISSUED                                                                         502,905
                                                                                   ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                                                 $  772,727
                                                                                   ==========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                                  181,739
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                                    -
CHECKS ISSUED IN DECEMBER                                                             502,905
CHECK CLEARED IN DECEMBER                                                            (608,551)
                                                                                   ----------
OUTSTANDING CHECKS AS OF DECEMBER 31
   (SEE OUTSTANDING CHECKLIST)                                                         76,093
                                                                                   ==========

GANTON TECHNOLOGIES, INC. (PULASKI) CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

          VENDOR                                            TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
A-1 HEATING & COOLIN                                        $             59.00
ABBOTT BALL COMPANY                                                      399.42
AH ASSOCIATES                                                          1,200.00
AIR DRAULICS ENGINEERING                                                  85.66
AIRGAS SOUTH (BOC GASES)                                                 593.82
AL CAST COMPANY                                                       96,267.00
ALABAMA CHILD SUPPORT                                                    268.00
ALUMINUM RESOURCES INC                                                35,842.30
AMCOR                                                                    297.64
AMERICAN CHEMICAL                                                     15,080.00
AMERICAN QUALITY                                                       4,716.25
APPLIED ROBOTICS, IN                                                     360.00
ATCO INDUSTRIES, INC                                                  12,500.00
AUTOMATIC DATA PROCESSING                                              3,962.81
B & C INSTRUMENTS                                                      1,083.75
BAILEY COMPANY                                                         2,471.26
BANK OF FRANKEWING                                                       560.00
BELLSOUTH                                                              1,042.58
BELLSOUTH PUBLIC COMMUN                                                1,063.72
BG & R COMPANY                                                        14,283.20
BIRMINGHAM TOLEDO, I                                                     345.95
BOSTON MUTUAL LIFE                                                     2,579.25
BROWNING-FERRIS IND                                                    1,408.37
C KENNETH STILL  TRUSTEE                                                 340.00
CARDINAL METALS INC                                                      190.00
CENTRAL CHILD SUPPORT                                                  4,359.43
CHILES OIL INC                                                         1,314.29
Chris Douthit                                                          8,187.50
CINDY WATSON                                                             344.42
CINTAS CORPORATION                                                     9,791.91
CMM CALIBRATION AND                                                    3,280.00
CRANE PRO SERVICES                                                     3,151.56
D.M.E. COMPANY                                                         1,029.84
DIVERSIFIED PRINTING                                                     585.44
DIXIE COMPRESSOR & PARTS                                                 504.93
EDWARDS XPRESS INC                                                     6,210.00
ELLIOTT HY-TEST                                                           87.35
EMPIRE CNC SERVICES                                                   39,043.25
Expedite Services                                                      2,672.40
FIRST NATIONAL BANK                                                    8,078.34
Forklift Systems                                                       1,104.00
GE CAPITAL                                                             2,596.74
GENERAL SUPPLY CORP                                                    9,175.19
Gina Hobbs                                                                29.54
Global Exchange Serv                                                      55.29
HARCROS CHEMICALS, INC                                                   685.90
HENRY E. HILDEBRAND, III                                               1,960.00
Hidden Valley                                                            898.90
HILDRETH MANUFACTURING                                                 2,958.00

GANTON TECHNOLOGIES, INC. (PULASKI) CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

          VENDOR                                            TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
IMCO RECYCLING                                                        34,927.70
INTERMET                                                                 474.37
J & K INDUSTRIAL SUPPLY                                                  378.12
J&J/INGAS PROPANE                                                        535.00
Jack Warren                                                           10,563.41
J-COM EDI SERVICES                                                        21.00
Jefferson Pilot Financial                                                493.65
JM FOREST PRODUCTS, LLC                                                  747.73
JOHN-MICHAELS ENTERPRISES                                             27,472.50
KEYENCE CORP.OF AMERICA                                                  544.00
LAKESIDE MANUFACTURING CO                                             25,201.65
LEWISBURG RUBBER AND                                                     145.07
LEWTERS WHOLESALE SUPPLY                                                 147.34
Lin Roe Services, Inc.                                                 1,250.50
Linda Tomlin                                                             131.55
M.G. ELECTRONIC EQUIPMENT                                                116.38
MAGID GLOVE/EQUITY IND                                                   465.23
MANAR, INC                                                             2,256.00
Mark Fletcher                                                            545.11
MCMASTER-CARR SUPPLY CO                                                2,754.97
METOKOTE                                                              18,354.13
METOKOTE CORPORATION                                                   5,501.59
MICHAEL COLLINS                                                          282.17
MICHIGAN MILL & ABRASIVE                                                  93.21
MIRSA                                                                 17,008.66
MSC IND. SUPPLY CO                                                       846.05
NEWCO, INC                                                               633.40
PACKAGING FULFILLMENT                                                  3,553.72
PIONEER METAL FINISHING                                                1,568.64
PPG INDUSTRIES                                                           248.24
PRECISION MACHINERY                                                    4,221.21
PROCLEAN SUPPLIES & SERV                                                 744.07
PULASKI ELECTRIC, WATER                                               73,174.20
PULASKI LUMBER COMPA                                                      63.77
PUTNAM INVESTMENTS-                                                   11,663.07
QSG                                                                    4,806.69
QUAD STEEL CORPORATION                                                 9,509.89
RANDSTAD                                                              36,353.99
Ray Luntsford                                                             71.25
RICHLAND INN                                                           1,110.46
RIMROCK                                                                7,996.54
RIVER TOOL TECH, INC                                                     723.55
RIVERSBURG WELDING C                                                   1,293.20
Robert W. Herr                                                        30,266.42
Robin Couldry                                                          6,931.93
ROSEMONT INDUSTRIES INC                                                  398.75
SAFETY-KLEEN SYSTEMS,INC                                                 671.55
SELECT FOODS INC                                                         251.85
SHEFFCO, INC                                                           1,574.59

GANTON TECHNOLOGIES, INC. (PULASKI) CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

          VENDOR                                            TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
SPECTRO ALLOYS CORP                                                   54,760.00
Sprint                                                                   182.71
STEPHANIE WALTERS                                                        589.72
Steve Romick                                                           3,801.78
STUART C. IRBY COMPANY                                                   120.00
TAMMY KAY BOWEN                                                          325.64
TENN.VALLEY RECYCLING LLC                                                992.11
TIM GEIGER                                                               876.22
TRACTOR SUPPLY COMPANY                                                   192.30
TRANSMAN                                                              49,229.00
TREASURER, STATE OF TENN                                               1,686.25
VEKTEK, INC                                                            2,743.80
VERIZON WIRELESS                                                         515.89
WATKINS TRUCKING, INC                                                    180.00
WATSON'S OFFICE SUPP                                                     297.80
White and Stafford                                                       226.67
WINSTON UPCHURCH                                                         225.85
WISCONSIN ENGRAV.UNITEX                                                1,588.89
                                                            -------------------

                                                            $        772,726.90

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 12/31/04

PULASKI - BANK RECONCILIATION

Bank Balance                                                $        -

Actual Outstanding Checks                      76,093.40
Total PR Outstanding Checks                    38,419.59
                                               ---------
Total Outstanding Checks                                    114,512.99

Misc Reconciling Items rectified
in January                                                    2,022.64
                                                            ----------
                                                            116,535.63

Unadjusted GL Balance                                       116,535.63
                                                            ----------

Difference                                                  $        -
                                                            ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

CHECK                 DATE            OUTSTANDING
12952              11/11/2004         $    770.00
13078              11/30/2004            1,956.50
13107               12/2/2004            4,806.69
13134               12/9/2004              304.00
13168              12/13/2004              640.88
13192              12/17/2004            1,063.72
13212              12/17/2004              131.55
13227              12/22/2004              399.42
13230              12/22/2004              237.00
13236              12/22/2004               74.71
13237              12/22/2004           17,000.00
13248              12/22/2004               29.54
13251              12/22/2004            1,287.10
13257              12/22/2004            1,225.60
13264              12/29/2004            8,325.00
13265              12/29/2004            1,449.66
13266              12/29/2004            1,042.58
13267              12/29/2004            1,287.25
13268              12/29/2004            1,686.25
13269              12/29/2004               87.35
13270              12/29/2004            1,271.62
13271              12/29/2004              608.40
13272              12/29/2004            4,458.65
13274              12/29/2004              240.00
13275              12/29/2004            1,411.37
13276              12/29/2004            2,256.00
13277              12/29/2004              272.32
13278              12/29/2004           17,008.66
13280              12/29/2004              493.65
13281              12/29/2004              723.55
13282              12/29/2004            1,574.59
13283              12/29/2004            1,518.20
13284              12/29/2004               90.00
13286              12/29/2004              361.59
                                      -----------
                                      $ 76,093.40

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                 CASE # 04-67600

                          GANTON TECHNOLOGIES (RACINE)

        Account Type          Lockbox 673025     Deposit       AP        PR (Hourly)    PR (Salary)   Group Health       Total
         Account #            1851812055       5800062522   2176982961   2176983118    2176982839      2176982862
           Bank               Comerica           Lasalle    Comerica      Comerica      Comerica        Comerica
Beginning Bank Balance                  -         (3,265)            -            -             -             -           (3,265)
Receipts                        5,214,496        513,558           620          783             -             -        5,729,456
Transfers IN (Corporate)                -          3,265     1,790,826    1,330,211       194,760        13,189        3,332,251
Dip Inflow                              -              -             -            -             -             -                -
Disbursements                           -           (707)   (1,791,445)  (1,330,993)     (194,760)      (13,189)      (3,331,095)
Transfers OUT (Corporate)      (5,214,496)      (364,441)            -            -             -             -       (5,578,936)
Dip Repayment                           -              -             -            -             -             -                -
                              -----------      ---------    ----------  -----------   -----------    ----------      -----------
Ending Bank Balance                    -         148,411             -           (0)            -             -          148,411

Wires Paid for by Corporate                                  1,703,403      189,432                                    1,892,835
Checks Issued                                                1,684,969
                                                            ----------
Total Disbursements (See Total
  Disbursements Reconciliation)                             $3,388,372
                                                            ==========

Outstanding Checks As of November 30                           254,115
Voided Checks Outstanding as of November                             -
Checks Issued in December                                    1,684,969
Check Cleared in December                                   (1,790,826)
                                                            ----------
Outstanding Checks as of December 31
 (See Outstanding Checklist)                                   148,258
                                                            ==========

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                  TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
AA ELECTRIC                                                $ 391.74
ACCOUNTEMPS                                               28,717.47
ACURID COMMERICAL SE                                          59.17
ADT SECURITY SYSTEMS                                         959.90
ADVANCE HYDRAULICS I                                         302.20
ADVANCED WASTE SERVI                                         822.00
ALAARK ROBOTICS INC                                        1,700.00
ALL TOOL SALES INC.                                          177.00
ALLAN COTTINGIM                                              100.79
ALLTHERM SERVICES IN                                         400.00
ALUMINUM RESOURCES I                                      62,287.55
AMERICAN CHEMICAL                                          7,332.08
AMERICAN ENTERPRISE                                        5,491.57
AMERICAN GENERAL FINANCE                                     223.10
AMERICAN INDUSTRIAL                                        8,992.05
AMERICREDIT FINANCIAL                                        500.00
AMERIGAS - FRANKSVIL                                       1,800.00
ANNETTE M HEATH                                            1,101.26
APEX KEY & LOCK                                              303.84
APPLIED INDUSTRIAL T                                         179.52
ARROW UNIFORM                                                254.01
AT & T                                                     2,048.78
AT&T-UNIVERSAL BILLE                                       1,204.30
AUTOMATIC DATA PROCE                                       6,234.03
AUTOMATION TECHNOLOG                                         507.00
BATTERIES PLUS                                                46.66
BELLE CITY FIRE                                              731.18
BEST ENGINEERING CO.                                       9,949.95
BODYCOTE THERMAL                                              70.00
BOSTON MUTUAL LIFE                                         3,909.00
BOULEVARD PROPERTIES LLC                                     821.25
BTL PALLET CORP                                            2,490.40
BUELL AUTOMATICS INC                                       2,507.05
C & C ENTERPRISES, I                                       2,696.81
CAMCAR DIVISON OF TE                                       2,918.34
CARL ZEISS IMT CORP.                                       1,240.50
CHAPTER 13 TRUSTEE                                         4,790.46
CHEMENCE INC.                                                201.88
CHEMTOOL INCORPORATE                                       3,379.39
CITATION CORPORATION                                      19,847.70
CITI FINANCIAL                                               325.00
CLIFF SOPER CO. INC.                                       1,343.00
COMTECH MFG./ESTON M                                       7,857.00
CO-OPERATIVE CREDIT UNION                                 69,747.96
CREATIVE FOAM CORPOR                                       2,551.36
CREST PRODUCTS INC.                                       12,843.20
CURT PAPE                                                     81.82
CUSTOM MOLD ENG. CO.                                          99.74
DANA CORPORATION                                         278,163.00

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                  TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
DARREN RUGH                                                   49.62
DAVID ANDERSEN                                               125.61
DAYTON FREIGHT                                               112.61
DEB JOHNSON                                                  458.67
DENTALBLUE                                                 6,540.97
DEPT OF CORRECTIONS                                          200.00
DIRECT DENTAL SERVICE                                     26,315.40
DIVERSIFIED PRINTING                                       1,054.57
DON MITCHELTREE                                               56.77
DONNA GERARDIN                                                40.81
DOVER FLAG AND                                                26.50
DUNN SPECIALTY STEEL                                       1,926.75
DWD-UI COLLECTION SECTION                                     23.10
E.L. SIMETH CO. INC.                                          84.90
EAST RACINE PET                                            1,200.00
EASTERDAY OFFICE                                           1,432.73
ELCO SINTERED A                                            2,536.00
EUTECTIC CORPOR                                              200.64
EXECUTIVE CONSULTING INC.                                  7,078.22
EYE CARE OF WISCONSIN INC                                    736.96
FANUC AMERICA CORPOR                                       1,824.25
FEDERAL EXPRESS                                               62.05
FELIZ SERVANTEZ                                              140.00
FORD CREDIT                                                  956.57
FOREST CITY TECHNOLO                                         967.08
FORMCENTER                                                   162.80
FREUDENBERG-NOK                                           17,468.34
G.E. CAPITAL CORPORA                                     149,430.00
G.W. SMITH & SONS, I                                      25,211.25
GARDTEC INC.                                               2,026.25
GARY SAUER                                                    94.80
GENERAL INDUSTRIAL S                                         810.04
GEORGE PINZGER                                                51.15
GLOBAL EXCHANGE SERV                                          59.89
GORDON FLESCH CO., I                                       4,749.00
GWEN PFEIFER                                                 350.00
H.F.I. FLUID POWER                                            39.23
HALLMAN LINDSAY QUAL                                          59.84
HIGH RELIABILITY SYS                                       3,745.73
HILDRETH MANUFACTURI                                       2,848.00
HYDRAULIC SERVICE OF                                         324.00
IBM CREDIT CORPORATION                                     1,174.18
IDEALEASE OF SOUTHEA                                       1,536.10
IDRAPRINCE INCORPORA                                       2,079.66
IMCO RECYCLING                                           928,406.00
IMPREX, INC.                                              32,719.60
INDUSTRIAL ASSOCIATE                                       1,570.00
INFORMATION SYS                                            8,199.01
INTEGRATED LOGISTICS                                       4,358.30

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                  TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
INTERNAL REVENUE SERVICE                                     125.00
INTERTECH DEVELOPMEN                                         157.80
J & S CHEMICAL CORP                                        6,365.58
JACOBSON MFG. LLC                                          1,516.38
JACOBUS ENERGY                                               302.85
J-COM EDI SERVICES                                            30.00
JEFFERSON PILOT FINANCIAL                                  1,884.55
JOE COCKING                                                  113.14
JOHN P FREDERIC                                            4,330.00
JOHN RADER                                                    24.46
KAZTEX ENERGY MANAGE                                     143,180.14
KEVIN KOLECHECK                                               50.00
KOMAR SCREW CORP.                                          1,882.44
KRISTIANSEN ENTERPRI                                       2,738.76
KRONOS INCORPORATED                                       11,141.10
L & S ELECTRIC INC                                         1,195.75
L I N A                                                        6.00
LASALLE NATL LEASING                                     101,979.06
LIBRA INDUSTRIES, IN                                       1,295.37
LIN ROE SERVICES INC                                       1,250.00
M&I TRUST                                                 42,261.74
MACHINERY & FACTORY                                          374.16
MACLEAN-MAYNARD                                            5,175.24
MAGNA-TECH/TECHNA SE                                       2,288.88
MARSHALL & ILSLEY TRUST                                      405.01
MCJUNKIN CORPORATION                                       1,046.68
MCMASTER-CARR SUPPLY                                         218.07
MEREDITH'S CULLIGAN                                          331.45
MERWIN STOLTZ CO                                          63,105.62
METAL MATION INC.                                            642.58
MICHAEL ANDERSO                                              137.52
MIGUEL MEDINA                                             11,909.60
MINIATURE PRECISION                                       13,752.00
MISDU                                                        325.00
MISSISSIPPI DEPT. OF                                         104.28
MOLD SUPPLIES INC                                          3,847.20
MOLTEN METAL EQUIPME                                          65.00
MOTION INDUSTRIES, I                                      11,551.21
MSC INDUSTRIAL SUPPL                                      13,504.28
NASSCO INC.                                                3,697.20
NATIONAL CASH A                                              350.17
NELSON ELECTRIC SUPP                                       3,067.46
NEWARK INONE                                                  50.24
NOEL SCHROTENBOER                                             69.99
NSK CORPORATION                                           28,729.50
OFSI                                                       1,335.29
OHIO SCREW PRODUCTS                                       16,426.28
PACKERLAND RENT-A-MA                                         798.88
PARKER HANNIFIN                                           26,282.86

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                  TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
PENSKE TRUCK LEASING                                      51,513.00
PER MAR SECURIT                                            3,090.00
PER MAR SECURITY SER                                       6,325.93
PERFECTION SPRING &                                        2,142.00
PIPER PLASTICS INC.                                        3,061.80
POTTINGER STEEL WORK                                       2,199.49
POWER/MATION DIVISIO                                         206.15
PRAXAIR DISTRIBUTION                                         712.09
PRICE ENGINEERING CO                                         527.33
PRO MOLD                                                 171,220.00
PRODUCT DEVELOP                                            1,320.00
PUTNAM INVESTMENTS-                                       14,358.92
QSR GROUP INC.                                            13,750.00
QUADRA                                                   133,050.00
RACINE WATER AND                                             372.95
RAMON AYALA DEL                                            1,053.95
RANDY ADAMS                                                  796.96
RAUSCH STURM ISRAEL                                           46.90
REILLY, PENNER & BENTON                                   16,540.00
RES MANUFACTURING                                         60,824.27
RIMROCK CORPORATION                                          243.63
ROCKFORD WELDING SUP                                          95.95
ROTOR CLIP COMPANY, INC.                                   1,283.25
SBC                                                          569.73
SENTINAL TECHNOLOGIES                                        487.44
SPRING ENGINEERING A                                       1,512.81
STEVE MUTCHIE                                                 90.32
SUMITOMO ELECTRIC CA                                       4,833.14
SUPERIOR DIE SET COR                                       3,141.15
TOOL SERVICE CORPORA                                      10,825.93
TOTAL COMFORT OF WIS                                       6,941.07
TOWNSEND CONSULTING                                        1,250.00
TRANS MAN LOGISTICS, INC.                                 17,978.90
TRELLEBORG AUTOMOTIV                                      86,940.00
TRUDELL TRAILERS OF                                        1,443.08
TWIN CITY OPTICAL                                            342.95
U.S. CELLULAR                                              1,892.03
UAW LOCAL 627                                             15,107.56
UAW V-CAP                                                    151.00
ULINE                                                      1,806.86
UNITED LEASING ASSOC                                         328.14
UNITED PARCEL SERVIC                                          64.00
UNIVERSAL LUBRICATAI                                       1,617.75
US DEPT OF EDUCATION                                         680.94
VERSA IRON & MACHINE                                         231.00
VJ MATTSON                                                 2,730.38
W.G. STROHWIG TOOL &                                     195,025.00
W.W. GRAINGER INC.                                         2,291.62
WASTE MANAGEMENT                                             235.96

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                  TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
WAUKESHA MACHINE TOOL CO.                                     57.50
WE ENERGIES                                              138,539.61
WI SCTF                                                   37,146.88
WILLIAM KNECHT                                                43.89
WISC. LIFTING SPECIA                                         274.40
WISCONSIN CONTR                                              162.00
WISCONSIN DEPT OF REVENUE                                    685.35
WISCONSIN LIFT TRUCK                                      28,032.42
WISCONSIN MACHINE TO                                         355.00
WOLTER INVESTMENT CO                                       4,538.99
WOODLAND HILLS                                             1,535.00
                                                -------------------

TOTALS                                          $      3,388,372.10

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 12/31/04

RACINE - BANK RECONCILIATION

Bank Balance                                        $        -

Actual Outstanding Checks                           147,625.10

Unadjusted GL Balance                               147,625.10
                                                    ----------
Difference                                          $        -

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

CHECK             DATE                OUTSTANDING
-----          ----------             -----------
40129          10/11/2004             $    812.50
40681          11/16/2004                  250.00
40698          11/16/2004                1,121.64
40708          11/16/2004                2,353.21
40855          11/24/2004                  853.50
40908           12/2/2004                2,026.25
40969           12/3/2004                1,099.20
40990           12/6/2004                2,748.00
41015           12/8/2004                  112.61
41068          12/14/2004                  180.00
41079          12/16/2004                6,808.31
41101          12/16/2004                   26.07
41105          12/16/2004                2,124.60
41117          12/16/2004                  289.79
41123          12/16/2004                   69.99
41139          12/17/2004                  809.02
41156          12/21/2004                6,316.80
41157          12/21/2004                  254.01
41163          12/21/2004                  417.08
41172          12/21/2004                   70.00
41177          12/21/2004                2,199.49
41183          12/21/2004                  378.47
41191          12/21/2004                  350.00
41193          12/22/2004                   35.55
41195          12/22/2004                  179.52
41200          12/22/2004                2,216.50
41203          12/22/2004                   50.00
41204          12/22/2004                1,863.00
41205          12/22/2004                3,259.20
41207          12/22/2004                  736.96
41212          12/22/2004                1,570.00
41214          12/22/2004                   25.00
41221          12/22/2004                   18.23
41225          12/22/2004                5,175.24
41229          12/22/2004                   26.07
41231          12/22/2004                  568.62
41240          12/22/2004                  227.04
41242          12/22/2004                  769.12
41243          12/22/2004                  198.25
41246          12/22/2004                   20.98
41247          12/22/2004                   24.46
41248          12/22/2004                1,153.84
41250          12/22/2004                1,101.26
41252          12/23/2004                  600.59
41253          12/23/2004                  201.88
41254          12/23/2004                  165.54
41255          12/23/2004                8,564.76
41263          12/29/2004                5,737.76
41264          12/29/2004                   44.62
41265          12/29/2004                  100.00

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

CHECK          DATE                   OUTSTANDING
-----          ----                  ------------
41266          12/29/2004                   65.00
41267          12/29/2004               14,496.47
41268          12/29/2004                   50.00
41269          12/29/2004                   65.00
41270          12/29/2004                  489.77
41271          12/29/2004                   25.00
41272          12/29/2004                1,040.46
41273          12/29/2004                6,365.58
41274          12/29/2004                   25.66
41275          12/29/2004               50,989.53
41277          12/29/2004                7,002.41
41278          12/29/2004                   26.07
41279          12/29/2004                   83.11
41280          12/29/2004                   71.80
41282          12/29/2004                   34.34
41283          12/29/2004                   60.00
41284          12/29/2004                   64.00
41285          12/29/2004                  170.16
41286          12/29/2004                  196.21
                                     ------------

                                     $ 147,625.10

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.          Capacity: ___      Shareholder
      Case Number: 04-67600                        ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly       or        Monthly

                                          _______                _______

CURRENT BENEFITS PAID:                    Weekly       or        Monthly

         Health Insurance                 _______                _______

         Life Insurance                   _______                _______

         Retirement                       _______                _______

         Company Vehicle                  _______                _______

         Entertainment                    _______                _______

         Travel                           _______                _______

         Other Benefits                   _______                _______

         Total Benefits                   _______                _______

CURRENT OTHER BENEFITS PAID:              Weekly       or        Monthly

         Rent Paid                        _______                _______

         Loans                            _______                _______

         Other (Describe)                 _______                _______

         Other (Describe)                 _______                _______

         Other (Describe)                 _______                _______

         Total Other Payments             _______                _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly       or        Monthly

                                          _______                $     0

Dated: JANUARY 20, 2005          _______________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                       Ganton Technologies, Inc.
                                                       Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                    CARRIER                   POLICY PERIOD
Property                          Lloyds                    11/1/04-11/1/05
Boiler/Machine                    Hartford                  11/1/04-11/1/05
Cargo                             Fireman's Fund            11/1/04-11/1/05
Truck Cargo                       Fireman's Fund            11/1/04-11/1/05

Aviation                          USAIG                     11/1/04-11/1/05

Fiduciary                         St. Paul                  11/1/04-11/1/05

Primary D&O                       St. Paul                  11/1/04-11/1/05
Excess D&O                        Chubb                     11/1/04-11/1/05
Excess D&O                        Platte River              11/1/04-11/1/05

Crime                             AIG                       12/1/04-12/1/05

General Liability                 ACE                       12/22/04-12/22/05
Umbrella                          National Union            12/22/04-12/22/05

Workers' Comp                     ACE                       12/22/04-6/22/05
Excess Workers' Comp              ACE                       12/22/04-12/22/05

Auto                              ACE                       12/22/04-12/22/05

Foreign (DIC)                     ACE                       12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )         CASE NO: 04-67601
                                          )         Chapter 11
                                          )         Judge: Marci B. McIvor
INTERMET HOLDING COMPANY                  )
                               Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                  (Form 2)

      X     Balance Sheet                        (Form 3)

      X     Summary of Operations                (Form 4)

      X     Monthly Cash Statement               (Form 5)

      X     Statement of Compensation            (Form 6)

      X     Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                              YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                              YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                              YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                /s/Robert E.Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)


                                              CASE # 04-67601
                                                 INTERMET
                                                HOLDING CO.
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                             $           0   $                0
Cost of Goods Sold
Materials and Freight                             -                    -
Wages - Hourly                                    -                    -
Wages-Salary                                      -                    -
Employee Benefits and Pension                     -                    -
 Repairs & Maintenance                            -                    -
Supplies                                          -                    -
Utilities                                         -                    -
Purchased Components/Services                     -                    -
Income(loss) from Pattern Sales                   -                    -
 Fixed Asset - (gain/loss)                        -                    -
 MIS Expense                                      -                    -
 Travel & Entertainment                           -                    -
 Other Variable Costs                             -                    -
 Depreciation & Amortization                      -                    -
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                                -                    -
                                      -------------   ------------------
Cost of Goods Sold                                -                    -
Gross Profit                                      -                    -
Plant SG&A Expense                                -                    -
SG&A Expense - Allocation (Sched 1)               -                    -
 Other Operating Expenses                         -                    -
                                      -------------   ------------------
 Total Operating Expenses                         -                    -
 Operating Profit                                 -                    -
 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)                  -                    -
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations              -
 Other Income/(Expense)                           -                    -
 Total Non-Operating Expenses                     -                    -
 Income Before Income Taxes                       -                    -
 Income Tax Expense                               -                    -
                                      -------------   ------------------
 Net Income                           $           0   $                0
                                      =============   ==================

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding
Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For December,
$399,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

    Current Month           Total Since Filing
       ($399)                     ($756)

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     December
(Allocation of Corporate Costs to Filing Entities)
(000's)


                                                               December
                                                         -------------------
Officer Compensation                                     $               189
Salary Expense other Employees                                           799
Employee Benefits and Pension                                            (23)
Payroll Taxes                                                             39
Other Taxes                                                                0
Rent and Lease Expense                                                   220
Interest Expense
Insurance                                                                 36
Automobile and Truck Expense                                               1
Utilities(Gas Electric,Phone)                                             84
Depreciation                                                             128
Travel and Entertainment                                                  55
Repairs and Maintenance                                                   51
Advertising/Promotion                                                      0
Supplies, Office Expense                                                  26

OTHER:
Contributions                                                              0
Professional Fees - Audit/Tax                                            131
Bank Fees                                                                147
Public Reporting Fees                                                     16
Employee Relocation/Training                                              11
Data Processing                                                           19
Dues and Subscriptions                                                    11
Outside Services                                                         114
Project Development Costs net of Billings                                (34)
Director Fees                                                             25
Miscellaneous                                                             19
Professional Fees - Bankruptcy                                         3,428
Cost Allocation - Out                                                   (267)
                                                         -------------------
                                                         $             5,223
                                                         ===================

Allocation:
Wagner Castings                                                          177
Northern Castings                                                         47
Ironton Iron                                                               0
Lynchburg Foundry                                                        179
Columbus Foundry                                                         290
Wagner Havana                                                              0
Intermet U.S. Holdings                                                   241
Cast-Matic Corp.                                                          76
Diversified Diemakers                                                    240
Ganton Technologies                                                      156
Tool Products                                                            127
Intermet Corporation                                                   3,689
                                                         -------------------
Total                                                    $             5,223
                                                         ===================

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                 CASE # 04-67601
                                                 ----------------
                                                     INTERMET
                                                    HOLDING CO.
                                                 ----------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                            0
                                                 ----------------
   TOTAL CURRENT ASSETS                                         0
Land and Buildings                                              0
 Machinery & Equipment                                          0
 Construction In Progress                                       0
                                                 ----------------
 Total Fixed Assets                                             0
 Accumulated Depreciation                                       0
                                                 ----------------
    NET FIXED ASSETS                                            0
 Investment In Subsidiaries                                90,292
Investment In European Operations                               0
 Long-Term Intercompany Receivables                            22
 Deferred Taxes, Long-Term Asset
 Other Assets                                                   0
                                                 ----------------
    TOTAL ASSETS                                 $         90,314
                                                 ================
LIABILITIES AND SHAREHOLDER EQUITY
POST PETITION LIABILITIES
Accounts Payable                                 $              0
Wages and Salaries  (See schedule)                              0
Taxes Payable - (See schedule)                                  0
                                                 ----------------
  TOTAL POST PETITION LIABILITIES                               0
SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                   0
PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                           0
 Accrued Tax - State                                            0
 Accrued Property Taxes                                         0
 Accrued Workers Comp.                                          0
 Accrued Payroll                                                0
Accrued Payroll Taxes
                                                 ----------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      0
UNSECURED LIABILITIES
Accounts Payable                                                0
IDR Bonds                                                       0
                                                 ----------------
TOTAL UNSECURED LIABILITIES                                     0
OTHER LIABILITIES
Accrued Liabilities                                             0
Short-Term Intercompany Payables                                0
Capital Leases                                                  0
 Retirement Benefits                                            0
 Deferred Taxes - Long-Term Liability                           0
 Other Long-Term Liabilities                                    0
 Long-Term Intercompany Payables                          146,084
 Minority Interest                                              0
                                                 ----------------
 TOTAL LIABILITIES                                        146,084
 Common Stock                                                   1
 Capital In Excess Of Par Value                                 1
Retained Earnings - Prepetition                           (18,705)
Retained Earnings - Post Petition                          (1,155)
Equity In European Operations
 Accumulated Translation Adjustment                       (35,912)
 Minimum Pension Liability Adjustment                           0
 Unearned Restricted Stock                                      0
                                                 ----------------
TOTAL SHAREHOLDER EQUITY                                  (55,770)
 TOTAL LIABILITIES AND EQUITY                    $         90,314
                                                 ================


                        Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 12-31-04        INTERMET HOLDING COMPANY           CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                     11/30/2004   Withheld     Deposits     12/31/2004
                                     ----------   ----------   ----------   ----------
Income tax withheld: Federal         $        0   $        0   $        0   $        0
Income tax withheld: State           $        0   $        0   $        0   $        0
Income tax withheld: Local           $        0   $        0   $        0   $        0
FICA Withheld                        $        0   $        0   $        0   $        0
Employers FICA                       $        0   $        0   $        0   $        0
Unemployment Tax: Federal            $        0   $        0   $        0   $        0
Unemployment Tax: State              $        0   $        0   $        0   $        0
All Other Payroll W/H                $        0   $        0   $        0   $        0
                                     $        0   $        0   $        0   $        0
State Taxes: Inc./Sales/Use/Excise   $        0   $        0   $        0   $        0
Property Taxes                       $        0   $        0   $        0   $        0
                                     $        0
Workers Compensation                          0            0            0            0
                                     ----------   ----------   ----------   ----------
Total                                $        0   $        0   $        0   $        0
Wages and Salaries                            0            0            0            0
                                     ----------   ----------   ----------   ----------
Grand Total                          $        0   $        0   $        0   $        0
                                     ==========   ==========   ==========   ==========

                          Aging of Accounts Receivable
                           and Post Petition Accounts
                                     Payable

Age in Days (Post Petiition)    0-30 Days   30-60 Days   Over 60 Days
Accounts Payable               $        0   $        0   $          0
Accounts Receivable            $        0   $        0   $          0

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                        INTERMET HOLDING COMPANY
                                                         Case Number:  04-67601
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General  Payroll  Tax    Cash Coll. Petty Cash
                                   Acct.    Acct.   Acct.  Acct.           Acct.
A.  Beginning Balance              _____    _____   _____  _____           _____

B.  Receipts                       _____    _____   _____  _____           _____
    (Attach separate schedule)

C.  Balance Available              _____    _____   _____  _____           _____
    (A+B)

D.  Less Disbursements             _____    _____   _____  _____           _____
    (Attach separate schedule)

E.  Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNTS
    (C-D)

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Payroll Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Tax Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________
________________________________________________________________________________

Date:  JANUARY 20, 2005                                 ________________________
                                                        Debtor in Possession

20.84829.1                                                                Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  INTERMET HOLDING COMPANY       Capacity: ___       Shareholder
       Case Number:  04-67601                   ___       Officer
                                                ___       Director
                                                ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:        Weekly         or          Monthly

                                  _______                    _______

Current Benefits Paid:            Weekly         or          Monthly

   Health Insurance               _______                    _______

   Life Insurance                 _______                    _______

   Retirement                     _______                    _______

   Company Vehicle                _______                    _______

   Entertainment                  _______                    _______

   Travel                         _______                    _______

   Other Benefits                 _______                    _______

   Total Benefits                 _______                    _______

CURRENT OTHER BENEFITS PAID:      Weekly         or          Monthly

   Rent Paid                      _______                    _______

   Loans                          _______                    _______

   Other (Describe)               _______                    _______

   Other (Describe)               _______                    _______

   Other (Describe)               _______                    _______

   Total Other Payments           _______                    _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly         or          Monthly

                                  _______                    $     0

Dated: JANUARY 20, 2005                 ________________________________________
                                        Principal, Officer, Director, or Insider

020.84818.1                                                               Form 6

                                                        Intermet Holding Company
                                                        Case Number:  04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE            CARRIER                             POLICY PERIOD
--------------            -------                             -------------
Property                  Lloyds                             11/1/04-11/1/05
Boiler/Machine            Hartford                           11/1/04-11/1/05
Cargo                     Fireman's Fund                     11/1/04-11/1/05
Truck Cargo               Fireman's Fund                     11/1/04-11/1/05

Aviation                  USAIG                              11/1/04-11/1/05

Fiduciary                 St. Paul                           11/1/04-11/1/05

Primary D&O               St. Paul                           11/1/04-11/1/05
Excess D&O                Chubb                              11/1/04-11/1/05
Excess D&O                Platte River                       11/1/04-11/1/05

Crime                     AIG                                12/1/04-12/1/05

General Liability         ACE                                12/22/04-12/22/05
Umbrella                  National Union                     12/22/04-12/22/05

Workers' Comp             ACE                                12/22/04-6/22/05
Excess Workers' Comp      ACE                                12/22/04-12/22/05

Auto                      ACE                                12/22/04-12/22/05

Foreign (DIC)             ACE                                12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67604
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                        YES  X           NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                        YES  X           NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                        YES  X           NO___

5. All United States Trustee Quarterly fees have been paid and are current
                                                        YES  X          NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                                        YES  X           NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                   /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          ----------------------- --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                      CASE # 04-67604
                                                          INTERMET
                                                          ILLINOIS
                                           ------------------------------------
                                           Current Month     Total Since Filing
                                           -------------     ------------------
Net Sales                                  $           0      $               0

Cost of Goods Sold

Materials and Freight                                  -                      -
Wages - Hourly                                         -                      -
Wages-Salary                                           -                      -
Employee Benefits and Pension                          -                      -
 Repairs & Maintenance                                 -                      -
Supplies                                               -                      -
Utilities                                              -                      -
Purchased Components/Services                          -                      -
Income(loss) from Pattern Sales                        -                      -
 Fixed Asset - (gain/loss)                             -                      -
 MIS Expense                                           -                      -
 Travel & Entertainment                                -                      -
 Other Variable Costs                                  -                      -
 Depreciation & Amortization                           -                      -
 Other Allocated Fixed Costs                           -                      -
 Other Fixed Costs                                     -                      -
                                           -------------     ------------------
Cost of Goods Sold                                     -                      -

Gross Profit                                           -                      -

Plant SG&A Expense                                     -                      -
SG&A Expense - Allocation (Sched 1)                    -                      -
 Other Operating Expenses                              -                      -
                                           -------------     ------------------
 Total Operating Expenses                              -                      -

 Operating Profit                                      -                      -

 Outside Interest Income                               -                      -
 Outside Interest (Expense)                            -                      -
 Intercompany Interest Income                          -                      -
 Intercompany Interest (Expense)                       -                      -
 Charges (From) Affiliates                             -                      -
 Charges To Affiliates                                 -                      -
Income/Loss From European Operations                   -                      -
 Other Income/(Expense)                                -                      -
                                           -------------     ------------------
 Total Non-Operating Expenses                          -                      -

 Income Before Income Taxes                            -                      -

 Income Tax Expense                                    -                      -

                                           -------------     ------------------
 Net Income                                $           0     $                0
                                           =============     ==================

Intermet Corp and Subsidiaries                                      Schedule 1
Corporate Selling, General and Administrative Costs                 December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                     December
                                                     --------
Officer Compensation                                 $    189
Salary Expense other Employees                            799
Employee Benefits and Pension                             (23)
Payroll Taxes                                              39
Other Taxes                                                 0
Rent and Lease Expense                                    220
Interest Expense
Insurance                                                  36
Automobile and Truck Expense                                1
Utilities(Gas Electric,Phone)                              84
Depreciation                                              128
Travel and Entertainment                                   55
Repairs and Maintenance                                    51
Advertising/Promotion                                       0
Supplies, Office Expense                                   26

OTHER:

Contributions                                               0
Professional Fees - Audit/Tax                             131
Bank Fees                                                 147
Public Reporting Fees                                      16
Employee Relocation/Training                               11
Data Processing                                            19
Dues and Subscriptions                                     11
Outside Services                                          114
Project Development Costs net of Billings                 (34)
Director Fees                                              25
Miscellaneous                                              19
Professional Fees - Bankruptcy                          3,428
Cost Allocation - Out                                    (267)
                                                     --------
                                                     $  5,223
                                                     ========

Allocation:
Wagner Castings                                           177
Northern Castings                                          47
Ironton Iron                                                0
Lynchburg Foundry                                         179
Columbus Foundry                                          290
Wagner Havana                                               0
Intermet U.S. Holdings                                    241
Cast-Matic Corp.                                           76
Diversified Diemakers                                     240
Ganton Technologies                                       156
Tool Products                                             127
Intermet Corporation                                    3,689
                                                     --------
Total                                                $  5,223
                                                     ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                     CASE # 04-67604
                                                     ---------------
                                                        INTERMET
                                                        ILLINOIS
                                                     ---------------
Cash And Equivalents
Accounts Receivable

Short-Term Intercompany Receivables
Inventories

Other Current Assets                                              0
                                                     ---------------
   TOTAL CURRENT ASSETS                                           0

Land and Buildings                                                0
 Machinery & Equipment                                          163
 Construction In Progress                                      (163)
                                                     --------------
 Total Fixed Assets                                               0
 Accumulated Depreciation                                         0
                                                     --------------
    NET FIXED ASSETS                                              0

 Investment In Subsidiaries                                       0
Investment In European Operations                                 0
 Long-Term Intercompany Receivables                               0
 Deferred Taxes, Long-Term Asset
 Other Assets                                                     0
                                                     --------------
    TOTAL ASSETS                                     $            0
                                                     ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                                     --------------
  TOTAL POST PETITION LIABILITIES                                 0

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                                     0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                             0
 Accrued Tax - State                                              0
 Accrued Property Taxes                                           0
 Accrued Workers Comp.                                            0
 Accrued Payroll                                                  0
Accrued Payroll Taxes

                                                     --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                        0

UNSECURED LIABILITIES

Accounts Payable                                                  0
IDR Bonds                                                         0
                                                     --------------
TOTAL UNSECURED LIABILITIES                                       0

OTHER LIABILITIES

Accrued Liabilities                                               0
Short-Term Intercompany Payables                                  0
Capital Leases                                                    0
 Retirement Benefits                                              0
 Deferred Taxes - Long-Term Liability                             0
 Other Long-Term Liabilities                                      0
 Long-Term Intercompany Payables                                100
 Minority Interest                                                0
                                                     --------------
 TOTAL LIABILITIES                                              100

 Common Stock                                                     0
 Capital In Excess Of Par Value                                   0
Retained Earnings - Prepetition                                (100)
Retained Earnings - Post Petition                                 0
Equity In European Operations
 Accumulated Translation Adjustment                               0
 Minimum Pension Liability Adjustment                             0
 Unearned Restricted Stock                                        0
                                                     --------------
TOTAL SHAREHOLDER EQUITY                                       (100)

 TOTAL LIABILITIES AND EQUITY                        $            0
                                                     ==============

PERIOD ENDED: 12-31-04         INTERMET ILLINOIS                  CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                               Balance
                                         as of          Accrued /        Payments /            as of
                                      11/30/2004        Withheld         Deposits            12/31/2004
                                      -----------------------------------------------------------------
Income tax withheld: Federal          $        0        $       0        $       0           $        0
Income tax withheld: State            $        0        $       0        $       0           $        0
Income tax withheld: Local            $        0        $       0        $       0           $        0
FICA Withheld                         $        0        $       0        $       0           $        0
Employers FICA                        $        0        $       0        $       0           $        0
Unemployment Tax: Federal             $        0        $       0        $       0           $        0
Unemployment Tax: State               $        0        $       0        $       0           $        0
All Other Payroll W/H                 $        0        $       0        $       0           $        0
                                      $        0        $       0        $       0           $        0
State Taxes: Inc./Sales/Use/Excise    $        0        $       0        $       0           $        0
Property Taxes                        $        0        $       0        $       0           $        0
                                      $        0

Workers Compensation                           0                0                0                    0
                                      -----------------------------------------------------------------

Total                                 $        0        $       0        $       0           $        0

Wages and Salaries                             0                0                0                    0
                                      -----------------------------------------------------------------

Grand Total                           $        0        $       0        $       0           $        0
                                      =================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                           $    0           $    0           $    0
Accounts Receivable                        $    0           $    0           $    0

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General       Payroll            Tax           Cash Coll.    Petty Cash
                                     Acct.         Acct.            Acct.             Acct.        Acct.
A.  Beginning Balance               _______       _______          _______           _______       _______

B.  Receipts                        _______       _______          _______           _______       _______
      (Attach separate schedule)

C.  Balance Available               _______       _______          _______           _______       _______
      (A+B)

D.  Less Disbursements              _______       _______          _______           _______       _______
      (Attach separate schedule)

E. Ending Balance                                N/A - COMPANY HAS NO BANK ACCOUNT
      (C-D)

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                         STATEMENTS FROM EACH ACCOUNT)

General Account:

      1.       Depository Name & Location         _____________________________

      2.       Account Number                     _____________________________

Payroll Account:

      1.       Depository Name & Location         _____________________________

      2.       Account Number                     _____________________________

Tax Account:

      1.       Depository Name & Location         _____________________________

      2.       Account Number                     _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_______________________________________________________________________________

_______________________________________________________________________________

Date:  JANUARY 20, 2005                           ______________________________
                                                     Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET ILLINOIS, INC.            Capacity:      ___      Shareholder
         Case Number:  04-67604                            ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                     Weekly           or               Monthly

                                              _______                            _______

CURRENT BENEFITS PAID:                        Weekly            or               Monthly

           Health Insurance                   _______                            _______

           Life Insurance                     _______                            _______

           Retirement                         _______                            _______

           Company Vehicle                    _______                            _______

           Entertainment                      _______                            _______

           Travel                             _______                            _______

           Other Benefits                     _______                            _______

           Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                   Weekly           or               Monthly

           Rent Paid                          _______                            _______

           Loans                              _______                            _______

           Other (Describe)                   _______                            _______

           Other (Describe)                   _______                            _______

           Other (Describe)                   _______                            _______

           Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                 Weekly           or               Monthly

                                              _______                            $      0

Dated: JANUARY 20, 2005              ___________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                          Case Number:  04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE                 CARRIER                      POLICY PERIOD
  --------------                 -------                      -------------
Property                       Lloyds                        11/1/04-11/1/05
Boiler/Machine                 Hartford                      11/1/04-11/1/05
Cargo                          Fireman's Fund                11/1/04-11/1/05
Truck Cargo                    Fireman's Fund                11/1/04-11/1/05

Aviation                       USAIG                         11/1/04-11/1/05

Fiduciary                      St. Paul                      11/1/04-11/1/05

Primary D&O                    St. Paul                      11/1/04-11/1/05
Excess D&O                     Chubb                         11/1/04-11/1/05
Excess D&O                     Platte River                  11/1/04-11/1/05

Crime                          AIG                           12/1/04-12/1/05

General Liability              ACE                           12/22/04-12/22/05
Umbrella                       National Union                12/22/04-12/22/05

Workers' Comp                  ACE                           12/22/04-6/22/05
Excess Workers' Comp           ACE                           12/22/04-12/22/05

Auto                           ACE                           12/22/04-12/22/05

Foreign (DIC)                  ACE                           12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67607
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.                )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                  YES  X          NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                  YES  X          NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                  YES  X          NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES  X          NO___

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                  YES  X          NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005        /s/ Robert E. Belts
                               --------------------------------
                               Debtor In Possession

                               Chief Financial Officer    (248) 952-2500
                               -----------------------    --------------
                               Title                      Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: INTERMET INTERNATIONAL, INC.                           CASE NO.  04-67607

      All activity for Intermet International, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number:  04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General          Payroll           Tax              Cash Coll.        Petty Cash
                                    Acct.            Acct.             Acct.            Acct.             Acct.
A. Beginning Balance                _____            _____             _____            _____             _____

B. Receipts                         _____            _____             _____            _____             _____
      (Attach separate schedule)

C. Balance Available                _____            _____             _____            _____             _____
      (A+B)

D. Less Disbursements               _____            _____             _____            _____             _____
     (Attach separate schedule)

E. Ending Balance                               ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS REPORTED
                                                IN THE (C-D) CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                                (CASE #04-67609).

      (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM
                                 EACH ACCOUNT)

General Account:

        1.       Depository Name & Location      _____________________________

        2.       Account Number                  _____________________________

Payroll Account:

        1.       Depository Name & Location      _____________________________

        2.       Account Number                  _____________________________

Tax Account:

        1.       Depository Name & Location      _____________________________

        2.       Account Number                  _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: JANUARY 20, 2005                         ______________________________
                                               Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET INTERNATIONAL, INC.     Capacity:___             Shareholder
         Case Number:  04-67607                    ___    Officer
                                                   ___    Director
                                                   ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

            Health Insurance        _______                            _______

            Life Insurance          _______                            _______

            Retirement              _______                            _______

            Company Vehicle         _______                             _______

            Entertainment           _______                            _______

            Travel                  _______                            _______

            Other Benefits          _______                            _______

            Total Benefits          _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly            or                Monthly

            Rent Paid               _______                            _______

            Loans                   _______                            _______

            Other (Describe)        _______                            _______

            Other (Describe)        _______                            _______

            Other (Describe)        _______                            _______

            Total Other Payments    _______                            _______


CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or                Monthly

                                    _______                           $     0

Dated: JANUARY 20, 2005      ___________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                    Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE                 CARRIER                      POLICY PERIOD
  --------------                 -------                      --------------
Property                       Lloyds                        11/1/04-11/1/05
Boiler/Machine                 Hartford                      11/1/04-11/1/05
Cargo                          Fireman's Fund                11/1/04-11/1/05
Truck Cargo                    Fireman's Fund                11/1/04-11/1/05

Aviation                       USAIG                         11/1/04-11/1/05

Fiduciary                      St. Paul                      11/1/04-11/1/05

Primary D&O                    St. Paul                      11/1/04-11/1/05
Excess D&O                     Chubb                         11/1/04-11/1/05
Excess D&O                     Platte River                  11/1/04-11/1/05

Crime                          AIG                           12/1/04-12/1/05

General Liability              ACE                           12/22/04-12/22/05
Umbrella                       National Union                12/22/04-12/22/05

Workers' Comp                  ACE                           12/22/04-6/22/05
Excess Workers' Comp           ACE                           12/22/04-12/22/05

Auto                           ACE                           12/22/04-12/22/05

Foreign (DIC)                  ACE                           12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )    CASE NO: 04-67598
                                       )    Chapter 11
                                       )    Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.            )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   X    Operating Statement                         (Form 2)

   X    Balance Sheet                               (Form 3)

   X    Summary of Operations                       (Form 4)

   X    Monthly Cash Statement                      (Form 5)

   X    Statement of Compensation                   (Form 6)

   X    Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                              YES  X      NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                              YES  X      NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                              YES  X      NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                              YES  X      NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                              YES  X      NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Internet corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                CASE #04-67598
                                                 INTERMET U.S.
                                                   HOLDING
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
 Net Sales                             $      4,920    $          18,025

Cost of Goods Sold
Materials and Freight                         2,043                6,960
Wages - Hourly                                  927                3,103
Wages-Salary                                    415                1,203
Employee Benefits and Pension                   400                1,386
 Repairs & Maintenance                          363                1,014
Supplies                                        496                1,502
Utilities                                       566                1,772
Purchased Components/Services                   292                1,027
Income(loss) from Pattern Sales                 735                  750
 Fixed Asset - (gain/loss)                       (5)                 (81)
 MIS Expense                                     63                  182
 Travel & Entertainment                           3                   12
 Other Variable Costs                           (24)                 559
 Depreciation & Amortization                    542                1,654
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                              179                  500
                                      -------------   ------------------
Cost of Goods Sold                            6,995               21,543

Gross Profit                                 (2,075)              (3,518)

Plant SG&A Expense                                -                    -
SG&A Expense - Allocation (Sched 1)             240                  722
 Other Operating Expenses                       107                  107
                                      -------------   ------------------
 Total Operating Expenses                       347                  829

 Operating Profit                            (2,422)              (4,347)

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)               (107)                (284)
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations              -                    -
 Other Income/(Expense)                           -                   14
                                      -------------   ------------------
 Total Non-Operating Expenses                  (107)                (270)

 Income Before Income Taxes                  (2,529)              (4,617)

 Income Tax Expense                               -                    1

                                      -------------   ------------------
 Net Income                           ($      2,529)  ($           4,618)
                                      =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            December
                                            --------
Officer Compensation                        $    189
Salary Expense other Employees                   799
Employee Benefits and Pension                    (23)
Payroll Taxes                                     39
Other Taxes                                        0
Rent and Lease Expense                           220
Interest Expense
Insurance                                         36
Automobile and Truck Expense                       1
Utilities(Gas Electric,Phone)                     84
Depreciation                                     128
Travel and Entertainment                          55
Repairs and Maintenance                           51
Advertising/Promotion                              0
Supplies, Office Expense                          26

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    131
Bank Fees                                        147
Public Reporting Fees                             16
Employee Relocation/Training                      11
Data Processing                                   19
Dues and Subscriptions                            11
Outside Services                                 114
Project Development Costs net of Billings        (34)
Director Fees                                     25
Miscellaneous                                     19
Professional Fees - Bankruptcy                 3,428
Cost Allocation - Out                           (267)
                                            --------
                                            $  5,223
                                            ========
Allocation:
Wagner Castings                                  177
Northern Castings                                 47
Ironton Iron                                       0
Lynchburg Foundry                                179
Columbus Foundry                                 290
Wagner Havana                                      0
Intermet U.S. Holdings                           241
Cast-Matic Corp.                                  76
Diversified Diemakers                            240
Ganton Technologies                              156
Tool Products                                    127
Intermet Corporation                           3,689
                                            --------
Total                                       $  5,223
                                            ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                            CASE #04-67598
                                            --------------
                                             INTERMET U.S.
                                               HOLDING
                                            --------------
Cash And Equivalents                        $            1
Accounts Receivable                                  7,548
Short-Term Intercompany Receivables                    611
Inventories                                          6,284
Other Current Assets                                    10
                                            --------------
   TOTAL CURRENT ASSETS                             14,454

Land and Buildings                                  30,171
 Machinery & Equipment                              70,862
 Construction In Progress                               29
                                            --------------
 Total Fixed Assets                                101,062
 Accumulated Depreciation                          (56,291)
                                            --------------
    NET FIXED ASSETS                                44,771

 Investment In Subsidiaries                              0
Investment In European Operations                        0
 Long-Term Intercompany Receivables                      0
 Deferred Taxes, Long-Term Asset                         0
 Other Assets                                        1,550
                                            --------------

    TOTAL ASSETS                            $       60,775
                                            ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                            $        1,695
Wages and Salaries (See schedule)                      114
Taxes Payable - (See schedule)                         273
                                            --------------
  TOTAL POST PETITION LIABILITIES                    2,082

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                    0
 Accrued Tax - State                                     0
 Accrued Property Taxes                                (38)
 Accrued Workers Comp.                                 632
 Accrued Payroll                                         0
Accrued Payroll Taxes
                                            --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES             594

UNSECURED LIABILITIES
Accounts Payable                                     7,971
IDR Bonds                                                0
                                            --------------
TOTAL UNSECURED LIABILITIES                          7,971

OTHER LIABILITIES
Accrued Liabilities                                  2,595
Short-Term Intercompany Payables                       127
Capital Leases                                           0
 Retirement Benefits                                     0
 Deferred Taxes - Long-Term Liability                    0
 Other Long-Term Liabilities                             0
 Long-Term Intercompany Payables                    21,938
 Minority Interest                                       0
                                            --------------
 TOTAL LIABILITIES                                  35,307

 Common Stock                                            5
 Capital In Excess Of Par Value                     54,495
Retained Earnings - Prepetition                    (24,414)
Retained Earnings - Post Petition                   (4,618)
Equity In European Operations
 Accumulated Translation Adjustment                      0
 Minimum Pension Liability Adjustment                    0
 Unearned Restricted Stock                               0
                                            --------------
TOTAL SHAREHOLDER EQUITY                            25,468

 TOTAL LIABILITIES AND EQUITY               $       60,775
                                            ==============

PERIOD ENDED: 12-31-04   INTERMET U.S. HOLDING (COLUMBUS MACHINING)   CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                               Balance
                                       as of     Accrued /   Payments /     as of
                                    11/30/2004   Withheld     Deposits    12/31/2004
                                    ------------------------------------------------
Income tax withheld: Federal        ($   2,757) ($  19,519)  $   21,739  ($      536)
Income tax withheld: State              (2,819)     (9,577)      10,637       (1,759)
Income tax withheld: Local                   0           0            0            0
FICA Withheld                            2,454     (16,524)      18,058        3,988
Employers FICA                          (4,075)    (16,635)      18,169       (2,541)
Unemployment Tax: Federal               (1,449)        (21)          44       (1,426)
Unemployment Tax: State                (27,136)       (221)         299      (27,057)
All Other Payroll W/H                   (3,680)     (2,100)       3,245       (2,536)

State Taxes: Inc./Sales/Use/Excise      (1,500)          0        1,500            0
Property Taxes                         (37,162)    (18,896)           0      (56,058)

Workers Compensation                         0           0            0            0
                                    ------------------------------------------------

Total                                $ (78,123) ($  83,494)  $   73,691  ($   87,926)

Wages and Salaries                     (21,413)   (157,639)     175,379       (3,673)
                                    ------------------------------------------------

Grand Total                         ($  99,536) ($ 241,133)  $  249,070  ($   91,599)
                                    ================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total   0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              366,438   112,918     253,520        -
Accounts Receivable           767,019   764,018       3,001        -

PERIOD ENDED: 12-31-04   INTERMET U.S. HOLDING CORP. (NEW RIVER)   CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                    11/30/2004    Withheld      Deposits    12-31-04
                                    -------------------------------------------------
Income tax withheld: Federal         $       0   ($  184,990)  $  184,990   $       0
Income tax withheld: State                   0       (65,675)      65,675           0
Income tax withheld: Local                   0             0            0           0
FICA Withheld                                0      (105,563)     105,563           0
Employers FICA                         (22,747)      (96,128)     105,563     (13,312)
Unemployment Tax: Federal              (24,872)       (7,801)       3,359     (29,314)
Unemployment Tax: State                (31,579)      (45,646)      28,428     (48,798)
All Other Payroll W/H                  (22,004)      (46,082)      49,593     (18,493)

State Taxes: Inc./Sales/Use/Excise     (10,000)      (17,360)      12,360     (15,000)
Property Taxes                         (20,000)       10,000            0     (10,000)

Workers Compensation                   (25,000)      (25,000)           0     (50,000)
                                    -------------------------------------------------

Total                               ($ 156,203)  ($  584,245)  $  555,530  ($ 184,917)

Wages and Salaries                    (236,080)     (790,880)     917,224    (109,736)
                                    --------------------------------------------------

Grand Total                         ($ 392,283)  ($1,375,125)  $1,472,754  ($ 294,654)
                                    =================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total    0-30 Days   30-60 Days  Over 60 Days
Accounts Payable              $1,329,216  $2,136,216  ($187,000)  ($  620,000)
Accounts Receivable           $7,419,720  $6,993,720  ($ 80,000)   $  506,000

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                     CASE # 04-67598
                                                         INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                 ---------------------------------------------------------------------------------------------
          ACCOUNT TYPE           LOCKBOX 77420     DEPOSIT        AP        PR (HOURLY)   PR (HOURLY)   PR (SALARY)
            ACCOUNT #               1477713      5401086409    2770716450   2770716443      505156      2770716633
              BANK                 Bank One       Stan. Fed.   Stan. Fed.    Stan. Fed.    Bank One     Stan. Fed.     TOTAL
BEGINNING BANK BALANCE                       -             -            -             -             -             -          -
RECEIPTS                               104,908       204,784            -             -             -             -    309,691
TRANSFERS IN (CORPORATE)                     -             -      391,914        55,126       136,447        43,725    627,211
DIP INFLOW                                   -             -            -             -             -             -          -
DISBURSEMENTS                                -             -     (391,914)      (55,126)     (136,447)      (43,725)  (627,211)
TRANSFERS OUT (CORPORATE)             (104,908)     (204,784)           -             -             -             -   (309,691)
DIP REPAYMENT                                -             -            -             -             -             -          -
                                 ---------------------------------------------------------------------------------------------
ENDING BANK BALANCE                          -             -            -             -             -             -          -

WIRES PAID FOR BY CORPORATE                                        57,183                                               57,183
CHECKS ISSUED                                                     294,299
                                                               ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)   $  351,482
                                                               ==========

OUTSTANDING CHECKS AS OF NOVEMBER 30                              237,780
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                -
CHECKS ISSUED IN DECEMBER                                         294,299
CHECK CLEARED IN DECEMBER                                        (391,914)
                                                               ----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING
 CHECKLIST)                                                    $  140,166
                                                               ==========

INTERMET U.S. HOLDING, INC. (COLUM CASE NO. 04-67598
CASH DISBURSEMENTS
DECEMBER 2004

           VENDOR               TOTAL DISBURSEMENTS
----------------------------    -------------------
ADAMS MACHINE MOVERS                 $ 3,780.00
ADP                                    2,274.88
ADVANCE DESIGN                         1,359.00
AETNA US HEALTHCARE                    1,223.86
AFLAC                                  1,779.97
ALL AMERICAN RECYCLING,                  437.50
AMA LABELING                             201.41
AMC CARBIDE                              122.16
AMERICAN BUSINESS EQUIP                  180.66
AMERICAN PRECISION TOOL               12,398.93
ATMOS ENERGY                             355.52
AVERITTE EXPRESS                          56.85
BELLSOUTH                                472.96
BP LUBRICANTS                          1,197.60
BRADDOCK METALLURGICAL                 1,066.80
BRENT INDUSTRIES                         353.79
CARBIDE TOOL SERVICES,                 2,220.00
CENTRAL PACKAGING CORP                 1,290.00
CHEMGARD, INC                            717.06
CINTAS CORPORATION                       222.39
COLUMBUS INDUSTRIAL SUP                  554.39
CONSOLIDATED ELECTRICAL                  171.84
CONVEYORS & DRIVES                     1,894.97
DEXTER FASTENER TECH.,                41,616.96
DHL                                       37.14
DOWDEL GAS, INC                        1,417.23
ED LEESON                                650.00
FANUC AMERICA CORPORATI                6,394.32
FUTURE LEASING                           136.37
G&K SERVICES                           2,401.34
GE CAPITAL       (GA)                  1,451.54
GEORGIA CHILD SUPPORT                    360.00
GEORGIA POWER COMPANY                 24,292.48
GLOBAL EXCHANGE SERVICE                  361.00
GRAINGER                                 277.89
HAGEMEYER NORTH AMERICA                6,476.51
HARMONY CREEK PEST CONT                  120.00
IMPECCABLE MACHINING                  32,926.38
INTERSTATE ELECTRIC SUP                1,124.11
ITC DELTACOM                           4,619.78
J & H MACHINE TOOLS INC                2,931.10
KENNAMETAL, INC.                      13,632.82
KGK INTERNATIONAL                      1,116.00
LAGRANGE FASTENERS & SU                  341.54
LINA                                      46.00
LOCHER, INC                            3,184.00
MATT'S WELDING                         5,468.75
MILLER LANDSCAPING                     1,426.67
MOTION INDUSTRIES, INC                    99.63

INTERMET U.S. HOLDING, INC. (COLUM CASE NO. 04-67598
CASH DISBURSEMENTS
DECEMBER 2004

           VENDOR               TOTAL DISBURSEMENTS
----------------------------    -------------------
MSC INDUSTRIAL SUPPLY                    301.32
MUSCOGEE CO.TAX COMMISS                       -
NEC                                    1,039.99
OKK                                    1,755.88
PITNEY BOWES INC                         526.76
PROVIDENT LIFE AND ACCI                  384.02
PUBLIX                                 1,975.00
PVS                                      161.00
SBA PRODUCTIONS                          779.60
SCALES SYSTEMS                           286.70
SMOKEY BONES                             186.15
SOUTHEASTERN FOUNDRY PR                6,088.00
SOUTHERN STATES TOYOTAL                1,605.00
SOUTHLAND CHEMICAL & SU                  446.72
SPHERION CORPORATION                  20,738.71
STAFFING SOLUTIONS                        81.76
TENNANT                                1,230.59
THE OVERBY COMPANY                       656.28
TRANS MAN LOGISTICS                   57,182.51
TRU-KUT, INC.                            999.51
TRW                                   10,501.26
VEKTEK                                   304.70
VERIZON WIRELESS COLUMB                1,193.24
VOICE LINK                                65.00
VULCAN ELECTRO-COATING,                  120.20
WASTE MANAGEMENT                         271.40
WESTPORT HARDNESS & GAG                  474.70
YUSA CORPORATION                      54,475.20
ZIEGLER TOOLS, INC.                      408.22
                                   ------------
                                   $ 351,481.52

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 12/31/04

COLUMBUS MACHINING - BANK RECONCILIATION

Bank Balance                                    $         -

Actual Outstanding Checks                        140,165.64
Pre-petition Check #77723 to void in January         909.50
                                                -----------
                                                 141,075.14

Unadjusted GL Balance                            141,075.14
                                                -----------
                                                $         -
                                                ===========

INTERMET U.S. HOLDING, INC.
OUTSTANDING CHECKS
CASE NO. 04-67598

CHECK       DATE        OUTSTANDING
77732     10/1/2004    $  83,501.98
78231    12/22/2004           97.84
78238    12/21/2004        2,220.00
78253    12/21/2004        1,223.86
78254    12/21/2004           88.44
78256    12/21/2004           46.00
78261    12/22/2004        1,733.39
78264    12/29/2004          426.08
78269    12/29/2004          137.17
78270    12/29/2004          180.66
78271    12/29/2004          260.17
78272    12/29/2004           60.00
78274    12/29/2004          179.76
78275    12/29/2004           68.09
78276    12/29/2004          272.85
78277    12/29/2004          238.34
78278    12/29/2004           44.22
78280    12/29/2004          650.00
78281    12/29/2004          442.04
78282    12/29/2004          120.00
78283    12/29/2004        2,288.95
78284    12/29/2004        4,268.84
78285    12/29/2004       41,616.96
                       ------------
                       $ 140,165.64

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                              CASE # 04-67598
                                                                    INTERMET U.S. HOLDINGS (NEW RIVER)
                                           ------------------------------------------------------------------------------------
              ACCOUNT TYPE                 LOCKBOX 771170     DEPOSIT         AP        PR (HOURLY)   PR (SALARY)
               ACCOUNT #                       291513       5401086417    2770716476    2770716468    2770716641
                 BANK                         Bank One       Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.      TOTAL
BEGINNING BANK BALANCE                                  -             -             -             -             -             -
RECEIPTS                                        5,461,945     3,717,789             -             -        16,406     9,196,141
TRANSFERS IN (CORPORATE)                                -             -     1,665,503     1,027,887       349,471     3,042,861
DIP INFLOW                                              -             -             -             -             -             -
DISBURSEMENTS                                           -             -    (1,665,503)   (1,027,887)     (365,877)   (3,059,267)
TRANSFERS OUT (CORPORATE)                      (5,461,945)   (3,717,789)            -             -             -    (9,179,735)
DIP REPAYMENT                                           -             -             -             -             -             -
                                           --------------   -----------   -----------   -----------   -----------   -----------
ENDING BANK BALANCE                                     -             -             -             -         (0.00)        (0.00)

WIRES PAID FOR BY CORPORATE                                                 2,455,818                                 2,455,818
CHECKS ISSUED                                                               1,334,211
                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL
  DISBURSEMENTS RECONCILIATION)                                           $ 3,790,029
                                                                          ===========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                          404,041
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                      (16,526)
CHECKS ISSUED IN DECEMBER                                                   1,334,211
CHECK CLEARED IN DECEMBER                                                  (1,665,503)
                                                                          -----------
OUTSTANDING CHECKS AS OF DECEMBER 31
  (SEE OUTSTANDING CHECKLIST)                                                  56,223
                                                                          ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
DECEMBER 2004

              VENDOR                   TOTAL DISBURSEMENTS
----------------------------------     -------------------
ADVANCED CARBIDE TOOL                  $          3,390.00
ADVANCED MOTOR SERVICES                             652.05
AETNA US HEALTH CARE                              8,743.16
AIR PRODUCTS & CHEMICAL                           1,977.79
AIRGAS INC                                        1,278.61
ALLIED MINERAL PRODUCTS                           7,082.53
APPLIED INDUST. TECH                                504.03
ARAMARK UNIFORM SERVICE                             566.50
ARCET                                             1,605.03
ASCOM HASLER MAILING SY                             126.00
ATMOS ENERGY                                      4,538.33
ATMOS ENERGY MARKETING                           90,059.54
BANKS COMPANY INC.                               13,307.90
BASHAM, BILLY                                       500.00
BEST ONE TIRE                                     4,547.00
BLACKSBURG ENVIRONMENTAL SOLUT                    1,100.00
BLUE RIDGE COPIER                                   546.56
BOB'S REFUSE SERVICE IN                             815.99
CANON FINANCIAL                                     534.34
CARILION FAMILY MEDICINE                            735.72
CARILION NRV MED CENTER                           1,068.70
CARTER MACHINERY                                  7,993.50
CARTER MACHINERY CO INC.                          1,665.00
CENTRAL VALLEY RUBBER S                          14,267.09
CHAMPION CHISEL WORKS,                            3,433.80
CHICAGO FREIGHT CAR LEA                           3,860.85
CITY OF RADFORD                                 448,630.49
COMFORT INN RADFORD                               6,150.17
COMMERCIAL STEEL ERECTI                           9,500.00
CRANE AMERICA SERVICES                            4,010.00
DAVID J JOSEPH COMPANY                        1,837,673.51
DIDION INTERNATIONAL                                188.00
DISA GOFF, INC                                      728.50
DISA INDUSTRIES, INC                             12,340.00
DUBOIS FINISHING TECHNOLOGIES                     2,145.00
EIRICH MACHINES                                   3,133.04
ELKEM METALS INC.                                20,594.85
ENVIRITE OF OHIO                                  1,681.41
FIRE EQUIPMENT CO.INC.                            1,398.00
FOSECO INC.                                      29,551.52
FRENCH, LYDIA                                       180.09
H.C. WADE                                         2,426.00
HA INTERNATIONAL, LLC                            83,774.00
HART METALS, INC.                                33,825.00
HEAT TREATING SERVICES                           50,022.15
HEATH OIL LLC                                     5,151.33
HENLEY TOOL CORP.                                   150.00
HERAEUS ELECTRO NITE CO                           8,449.57
HIGHLAND PAGING                                     455.67

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
DECEMBER 2004

              VENDOR                   TOTAL DISBURSEMENTS
----------------------------------     -------------------
HILL AND GRIFFITH CO.                           208,746.56
INDUCTOTHERM CORP.                                  972.88
INDUSTRIAL POWDER COATI                          48,126.87
INDUSTRIAL SUPPLY CORP                          238,164.19
INDUSTRIAL WELDING & MA                           5,768.00
INTERNATIONAL SURFACE P                           2,731.67
JOHNNY PUCKETT                                      500.00
JONES,WILLARD                                       560.00
JUNIORS CHEVRON & U-HAUL                            200.00
KWIK KAFE CO                                         23.40
LABORATORY CORP OF AMER                             202.50
LANDAUER                                            166.56
LAYTON, TOMMY                                       212.61
LEADING EDGE ENTERPRISE                           7,275.00
LECTROTHERM                                         935.00
LINA.                                                74.00
LLOYD ELECTRIC CO.INC.                              250.00
LYNCHBURG PUBLIC WAREHO                              52.50
MARJO PLASTICS CO INC                             1,190.00
MCC                                              21,996.18
MCCOMBS, BRENT                                      410.21
MCELROY,JOHN C                                      826.20
METEC INC                                        11,250.00
METOKOTE CORPORATION                             21,511.49
MILLER AND COMPANY LLC                          199,553.41
MONTOGOMERY SANITATION                               69.90
MOODY,DWAYNE                                        833.77
MOORE SPECIALTY                                   7,980.00
MORRIS MATERIAL HANDLIN                           1,680.00
MOUNTAIN SPRINGS                                    285.00
NEW RIVER GLASS                                     325.00
NEW RIVER SOLID WASTE M                          60,659.48
NORFOLK SOUTHERN  (GA)                            5,930.00
NORTHBEND PATTERN WORKS                           6,784.00
NRV-SHRM                                             50.00
OCCUPATIONAL TESTING SERVICE                      1,000.00
OLVER, INC.                                         900.00
PATTERN SERVICES                                  1,146.00
PEARSON, MURRAY                                      13.01
PIEDMONT METAL PROD INC                           1,963.50
PROCHEM ANALYTICAL INCO                             210.00
PROFORMA                                            566.19
PROVIDENT LIFE                                    2,057.88
PULASKI GENERAL DIST CO                              55.15
RADFORD CITY FLORIST                                245.50
RADFORD COMBINED COURT                              107.50
REBECCA CONNELLY                                  1,500.00
REDDY ICE-CASSCO                                     78.00
REMTRON, INC                                      1,305.40
RENTAL SERVICE CORP (RS                           1,660.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
DECEMBER 2004

              VENDOR                   TOTAL DISBURSEMENTS
----------------------------------     -------------------
REPKO, MICHAEL                                       20.98
RICHFIELD INDUSTRIES                              5,958.12
ROBERTS SINTO CORPORATI                          23,834.16
SAFETY-KLEEN CORP.                                  203.65
SAF-GARD SAFETY SHOE CO                           6,839.38
SAVEITNOW                                         1,202.59
SAVILLE, MITCH                                       75.00
SCI-MED WASTE SYSTEMS, INC.                          25.00
SECURITY FORCES INC                              10,462.74
SOUTHWESTERN VA. GAS SE                           1,207.75
TATE ENGINEERING INC                             23,668.76
TENNIN, THOMAS                                    1,303.15
THOMPSON CHRYSLER-PLYMO                             188.56
TINIUS OLSEN                                        668.54
TOMLIN, LINDA                                       202.13
TRANS MAN LOGISTICS, INC.                       162,175.17
TREASURER OF VA-DEQ                               3,058.77
TRIPLE M MANUFACTURING, INC.                        844.00
TWO WAY RADIO INC                                   398.99
UNITED INDUSTRIAL SERVI                          10,834.44
UNITED REFRACTORIES COM                          28,515.50
UNITED WAY SAL                                      210.00
VA DEPT OF TAXATION                                 690.00
VA. DEPT OF TAXATION                             12,256.84
VERIZON   (17577)                                 4,705.36
VERIZON WIRELESS                                     71.68
VICTORIA SOWERS                                     620.00
W. MATTHEW SKEWES, MD                             2,464.00
WEDRON SILICA-FAIRMOUNT                          83,586.93
WHEELABRATOR ABRASIVES                           78,650.00
WILLIAM A. KIBBE & ASSO                             270.00
YALE INSPECTION SERVICE                           4,482.72
November Wires Booked in December.             (285,828.81)
                                       -------------------
                                       $      3,790,028.93

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 12/31/04

NEW RIVER - BANK RECONCILIATION

Bank Balance                                   $        -

Actual Outstanding Checks                       56,222.66

Misc Reconciling Items rectified in January       (796.76)
                                               ----------
                                                55,425.90

Unadjusted GL Balance                           55,425.90
                                               ----------

Difference                                     $        -
                                               ==========

NEW RIVER
OUTSTANDING CHECKS
CASE NO. 04-67598

CHECK        DATE       OUTSTANDING
103029     10/6/2004    $    908.00
103046    12/20/2004      10,000.00
103047    12/22/2004       2,340.00
103048    12/23/2004         200.00
103122    10/14/2004         180.00
103475    11/11/2004         589.09
103627    11/19/2004         403.12
103654    11/19/2004          50.00
103940    12/13/2004         735.72
103963    12/14/2004       1,000.00
104006    12/16/2004       5,930.00
104012    12/16/2004          81.09
104024    12/17/2004       1,068.70
104071    12/21/2004       1,113.00
104076    12/21/2004          50.00
104083    12/21/2004         310.00
104084    12/21/2004         844.00
104107    12/22/2004       1,660.00
104119    12/28/2004         282.42
104122    12/28/2004      13,281.49
104123    12/28/2004       3,860.85
104125    12/28/2004         128.04
104129    12/28/2004         126.00
104130    12/28/2004         560.00
104131    12/28/2004       4,903.50
104135    12/28/2004          13.01
104138    12/28/2004       1,305.40
104140    12/28/2004         940.91
104141    12/28/2004          54.87
104142    12/28/2004         668.54
104143    12/28/2004         794.58
103050    12/31/2004       1,840.33
                        -----------
                        $ 56,222.66

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.     Capacity:       ___       Shareholder
      Case Number: 04-76598                           ___       Officer
                                                      ___       Director
                                                      ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:           Weekly        or       Monthly

                                     _______                _______

CURRENT BENEFITS PAID:               Weekly        or       Monthly

          Health Insurance           _______                _______

          Life Insurance             _______                _______

          Retirement                 _______                _______

          Company Vehicle            _______                _______

          Entertainment              _______                _______

          Travel                     _______                _______

          Other Benefits             _______                _______

          Total Benefits             _______                _______

CURRENT OTHER BENEFITS PAID:         Weekly        or       Monthly

          Rent Paid                  _______                _______

          Loans                      _______                _______

          Other (Describe)           _______                _______

          Other (Describe)           _______                _______

          Other (Describe)           _______                _______

          Total Other Payments       _______                _______

CURRENT TOTAL OF ALL PAYMENTS:       Weekly        or       Monthly

                                     _______                $     0

Dated: JANUARY 20, 2005          _______________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                     Case Number:  04-76598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE            CARRIER          POLICY PERIOD
--------------------     --------------     -----------------
Property                 Lloyds             11/1/04-11/1/05
Boiler/Machine           Hartford           11/1/04-11/1/05
Cargo                    Fireman's Fund     11/1/04-11/1/05
Truck Cargo              Fireman's Fund     11/1/04-11/1/05

Aviation                 USAIG              11/1/04-11/1/05

Fiduciary                St. Paul           11/1/04-11/1/05

Primary D&O              St. Paul           11/1/04-11/1/05
Excess D&O               Chubb              11/1/04-11/1/05
Excess D&O               Platte River       11/1/04-11/1/05

Crime                    AIG                12/1/04-12/1/05

General Liability        ACE                12/22/04-12/22/05
Umbrella                 National Union     12/22/04-12/22/05

Workers' Comp            ACE                12/22/04-6/22/05
Excess Workers' Comp     ACE                12/22/04-12/22/05

Auto                     ACE                12/22/04-12/22/05

Foreign (DIC)            ACE                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                          )
INTERMET CORPORATION, ET AL     )        CASE NO: 04-67603
                                )        Chapter 11
                                )        Judge: Marci B. McIvor
IRONTON IRON, INC.              )
                      Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                  (Form 2)

      X     Balance Sheet                        (Form 3)

      X     Summary of Operations                (Form 4)

      X     Monthly Cash Statement               (Form 5)

      X     Statement of Compensation            (Form 6)

      X     Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                         YES  X      NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES  X      NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                         YES  X      NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                         YES X       NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                         YES  X      NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                  /s/ ROBERT E. BELTS
                                         --------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                   CASE #04-67603
                                                      IRONTON
                                                       IRON
                                         -----------------------------------
                                         Current Month    Total Since Filing
                                         -------------    ------------------
 Net Sales                                   $  0                $  0
Cost of Goods Sold
Materials and Freight                           -                   -
Wages - Hourly                                  -                   -
Wages-Salary                                    -                   -
Employee Benefits and Pension                   -                   -
 Repairs & Maintenance                          -                   -
Supplies                                        -                   -
Utilities                                       -                   -
Purchased Components/Services                   -                   -
Income(loss) from Pattern Sales                 -                   -
 Fixed Asset - (gain/loss)                      -                   -
 MIS Expense                                    -                   -
 Travel & Entertainment                         -                   -
 Other Variable Costs                         (58)                (37)
 Depreciation & Amortization                    -                   -
 Other Allocated Fixed Costs                    -                   -
 Other Fixed Costs                              -                   -
                                             ----                ----
Cost of Goods Sold                            (58)                (37)
Gross Profit                                   58                  37
Plant SG&A Expense                             (3)                 (3)
SG&A Expense - Allocation (Sched 1)             -                   -
 Other Operating Expenses                       -                   -
                                             ----                ----
 Total Operating Expenses                      (3)                 (3)
 Operating Profit                              61                  40
 Outside Interest Income                        -                   -
 Outside Interest (Expense)                     -                   -
 Intercompany Interest Income                   -                   -
 Intercompany Interest (Expense)                -                   -
 Charges (From) Affiliates                      -                   -
 Charges To Affiliates                          -                   -
Income/Loss From European Operations            -                   -
 Other Income/(Expense)                         -                   -
                                             ----                ----
 Total Non-Operating Expenses                   -                   -
 Income Before Income Taxes                    61                  40
 Income Tax Expense                             -                   -
                                             ----                ----
 Net Income                                  $ 61                $ 40
                                             ====                ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              December
                                              --------
Officer Compensation                           $  189
Salary Expense other Employees                    799
Employee Benefits and Pension                     (23)
Payroll Taxes                                      39
Other Taxes                                         0
Rent and Lease Expense                            220
Interest Expense
Insurance                                          36
Automobile and Truck Expense                        1
Utilities(Gas Electric, Phone)                     84
Depreciation                                      128
Travel and Entertainment                           55
Repairs and Maintenance                            51
Advertising/Promotion                               0
Supplies, Office Expense                           26

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     131
Bank Fees                                         147
Public Reporting Fees                              16
Employee Relocation/Training                       11
Data Processing                                    19
Dues and Subscriptions                             11
Outside Services                                  114
Project Development Costs net of Billings         (34)
Director Fees                                      25
Miscellaneous                                      19
Professional Fees - Bankruptcy                  3,428
Cost Allocation - Out                            (267)
                                               ------
                                               $5,223
                                               ======

Allocation:
Wagner Castings                                   177
Northern Castings                                  47
Ironton Iron                                        0
Lynchburg Foundry                                 179
Columbus Foundry                                  290
Wagner Havana                                       0
Intermet U.S. Holdings                            241
Cast-Matic Corp.                                   76
Diversified Diemakers                             240
Ganton Technologies                               156
Tool Products                                     127
Intermet Corporation                            3,689
                                               ------
Total                                          $5,223
                                               ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                              CASE #04-67603
                                                  IRONTON
                                                   IRON
                                              --------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                    0
                                                 --------
    TOTAL CURRENT ASSETS                                0

Land and Buildings                                      0
 Machinery & Equipment                                  0
 Construction In Progress                               0
                                                 --------
 Total Fixed Assets                                     0
 Accumulated Depreciation                               0
                                                 --------
    NET FIXED ASSETS                                    0

 Investment In Subsidiaries                             0
Investment In European Operations                       0
 Long-Term Intercompany Receivables                     0
 Deferred Taxes, Long-Term Asset
 Other Assets                                         341
                                                 --------
    TOTAL ASSETS                                 $    341
                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $0
Wages and Salaries  (See schedule)                      0
Taxes Payable - (See schedule)                          0
                                                 --------
  TOTAL POST PETITION LIABILITIES                       0

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                   0
 Accrued Tax - State                                    0
 Accrued Property Taxes                                 0
 Accrued Workers Comp.                                751
 Accrued Payroll                                        0
Accrued Payroll Taxes
                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            751

UNSECURED LIABILITIES
Accounts Payable                                        0
IDR Bonds                                               0
                                                 --------
TOTAL UNSECURED LIABILITIES                             0

OTHER LIABILITIES
Accrued Liabilities                                     0
Short-Term Intercompany Payables                        0
Capital Leases                                          0
 Retirement Benefits                                    0
 Deferred Taxes - Long-Term Liability                   0
 Other Long-Term Liabilities                            0
 Long-Term Intercompany Payables                   33,235
 Minority Interest                                      0
                                                 --------
 TOTAL LIABILITIES                                 33,986

 Common Stock                                           0
 Capital In Excess Of Par Value                    49,000
Retained Earnings - Prepetition                   (82,685)
Retained Earnings - Post Petition                      40
Equity In European Operations
 Accumulated Translation Adjustment                     0
 Minimum Pension Liability Adjustment                   0
 Unearned Restricted Stock                              0
                                                 --------
TOTAL SHAREHOLDER EQUITY                          (33,645)
 TOTAL LIABILITIES AND EQUITY                    $    341
                                                 ========

PERIOD ENDED: 12-31-04            IRONTON IRON, INC.              CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                             Balance
                                        as of     Accrued/    Payments/     as of
                                     11/30/2004   Withheld    Deposits    12/31/2004
                                     -----------------------------------------------
Income tax withheld: Federal             $0          $0          $0           $0
Income tax withheld: State               $0          $0          $0           $0
Income tax withheld: Local               $0          $0          $0           $0
FICA Withheld                            $0          $0          $0           $0
Employers FICA                           $0          $0          $0           $0
Unemployment Tax: Federal                $0          $0          $0           $0
Unemployment Tax: State                  $0          $0          $0           $0
All Other Payroll W/H                    $0          $0          $0           $0
                                         $0          $0          $0           $0
State Taxes: Inc./Sales/Use/Excise       $0          $0          $0           $0
Property Taxes                           $0          $0          $0           $0
                                         $0
Workers Compensation                      0           0           0            0
                                     -----------------------------------------------
Total                                    $0          $0          $0           $0
Wages and Salaries                        0           0           0            0
                                     -----------------------------------------------
Grand Total                              $0          $0          $0           $0
                                     ===============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                         $0           $0             $0
Accounts Receivable                      $0           $0             $0

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General          Payroll           Tax           Cash Coll.        Petty Cash
                                  Acct.            Acct.           Acct.            Acct.             Acct.
A.  Beginning Balance             _____            _____           _____            _____             _____

B.  Receipts                      _____            _____           _____            _____             _____
    (Attach separate schedule)

C.  Balance Available             _____            _____           _____            _____             _____
    (A+B)

D.  Less Disbursements            _____            _____           _____            _____             _____
    (Attach separate schedule)

E.  Ending Balance                                 N/A - COMPANY HAS NO BANK ACCOUNT (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Payroll Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Tax Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
___________________________________________________________________________

___________________________________________________________________________

Date: JANUARY 20, 2005                        _____________________________
                                                   Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: IRONTON IRON, INC.                Capacity:        ___      Shareholder
      Case Number:  04-67603                    ___      Officer
                                                ___      Director
                                                ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.


CURRENT COMPENSATION PAID:                           Weekly            or          Monthly

                                                     _______                       _______

CURRENT BENEFITS PAID:                               Weekly            or          Monthly

                  Health Insurance                   _______                       _______

                  Life Insurance                     _______                       _______

                  Retirement                         _______                       _______

                  Company Vehicle                    _______                       _______

                  Entertainment                      _______                       _______

                  Travel                             _______                       _______

                  Other Benefits                     _______                       _______

                  Total Benefits                     _______                       _______

CURRENT OTHER BENEFITS PAID:                         Weekly            or          Monthly

                  Rent Paid                          _______                       _______

                  Loans                              _______                       _______

                  Other (Describe)                   _______                       _______

                  Other (Describe)                   _______                       _______

                  Other (Describe)                   _______                       _______


                  Total Other Payments               _______                       _______


CURRENT TOTAL OF ALL PAYMENTS:                       Weekly            or          Monthly

                                                     _______                       $0

Dated: JANUARY 20, 2005                 ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                       CARRIER                POLICY PERIOD
--------------------                 --------------          -----------------
Property                             Lloyds                  11/1/04-11/1/05
Boiler/Machine                       Hartford                11/1/04-11/1/05
Cargo                                Fireman's Fund          11/1/04-11/1/05
Truck Cargo                          Fireman's Fund          11/1/04-11/1/05

Aviation                             USAIG                   11/1/04-11/1/05

Fiduciary                            St. Paul                11/1/04-11/1/05

Primary D&O                          St. Paul                11/1/04-11/1/05
Excess D&O                           Chubb                   11/1/04-11/1/05
Excess D&O                           Platte River            11/1/04-11/1/05

Crime                                AIG                     12/1/04-12/1/05

General Liability                    ACE                     12/22/04-12/22/05
Umbrella                             National Union          12/22/04-12/22/05

Workers' Comp                        ACE                     12/22/04-6/22/05
Excess Workers' Comp                 ACE                     12/22/04-12/22/05

Auto                                 ACE                     12/22/04-12/22/05

Foreign (DIC)                        ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                               )
INTERMET CORPORATION, ET AL          )     CASE NO: 04-67606
                                     )     Chapter 11
                                     )     Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.              )
                      Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                  (Form 2)

         X        Balance Sheet                        (Form 3)

         X        Summary of Operations                (Form 4)

         X        Monthly Cash Statement               (Form 5)

         X        Statement of Compensation            (Form 6)

         X        Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                         YES  X     NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES  X     NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                         YES  X     NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                         YES X      NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                         YES  X     NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                  /s/ ROBERT E. BELTS
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                            CASE #04-67606
                                                              LYNCHBURG
                                                               FOUNDRY
                                                   ----------------------------------
                                                   Current Month   Total Since Filing
                                                   -------------   ------------------
 Net Sales                                            $  5,190         $ 19,945

Cost of Goods Sold
Materials and Freight                                    3,144           10,876
Wages - Hourly                                             997            3,547
Wages-Salary                                               325              985
Employee Benefits and Pension                            1,585            3,441
 Repairs & Maintenance                                     456            1,433
Supplies                                                   513            1,661
Utilities                                                  299              796
Purchased Components/Services                               29              553
Income(loss) from Pattern Sales                              5                5
 Fixed Asset - (gain/loss)                                 (40)             (40)
 MIS Expense                                                36              113
 Travel & Entertainment                                      1                3
 Other Variable Costs                                    1,255            1,809
 Depreciation & Amortization                               212              639
 Other Allocated Fixed Costs                                --               --
 Other Fixed Costs                                        (591)            (340)
                                                      --------         --------
Cost of Goods Sold                                       8,226           25,481

Gross Profit                                            (3,036)          (5,536)

Plant SG&A Expense                                          --               --
SG&A Expense - Allocation (Sched 1)                        179              537
 Other Operating Expenses                                   90               90
                                                      --------         --------
 Total Operating Expenses                                  269              627
 Operating Profit                                       (3,305)          (6,163)
 Outside Interest Income                                    --               --
 Outside Interest (Expense)                                 --               --
 Intercompany Interest Income                               --               --
 Intercompany Interest (Expense)                           (18)             (59)
 Charges (From) Affiliates                                  --               --
 Charges To Affiliates                                      --               --
Income/Loss From European Operations                        --               --
 Other Income/(Expense)                                      2                1
                                                      --------         --------
 Total Non-Operating Expenses                              (16)             (58)
 Income Before Income Taxes                             (3,321)          (6,221)
 Income Tax Expense                                         --               --
                                                      --------         --------
 Net Income                                           ($ 3,321)        ($ 6,221)
                                                      ========         ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                       December
                                                       --------
Officer Compensation                                      $189
Salary Expense other Employees                             799
Employee Benefits and Pension                              (23)
Payroll Taxes                                               39
Other Taxes                                                  0
Rent and Lease Expense                                     220
Interest Expense
Insurance                                                   36
Automobile and Truck Expense                                 1
Utilities(Gas Electric,Phone)                               84
Depreciation                                               128
Travel and Entertainment                                    55
Repairs and Maintenance                                     51
Advertising/Promotion                                        0
Supplies, Office Expense                                    26

OTHER:
Contributions                                                0
Professional Fees - Audit/Tax                              131
Bank Fees                                                  147
Public Reporting Fees                                       16
Employee Relocation/Training                                11
Data Processing                                             19
Dues and Subscriptions                                      11
Outside Services                                           114
Project Development Costs net of Billings                  (34)
Director Fees                                               25
Miscellaneous                                               19
Professional Fees - Bankruptcy                           3,428
Cost Allocation - Out                                     (267)
                                                       -------
                                                       $ 5,223
                                                       =======
Allocation:
Wagner Castings                                            177
Northern Castings                                           47
Ironton Iron                                                 0
Lynchburg Foundry                                          179
Columbus Foundry                                           290
Wagner Havana                                                0
Intermet U.S. Holdings                                     241
Cast-Matic Corp.                                            76
Diversified Diemakers                                      240
Ganton Technologies                                        156
Tool Products                                              127
Intermet Corporation                                     3,689
                                                       -------
Total                                                  $ 5,223
                                                       =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                    CASE #04-67606
                                                    --------------
                                                      LYNCHBURG
                                                       FOUNDRY
                                                    --------------
Cash And Equivalents                                   $      0
Accounts Receivable                                       4,379
Short-Term Intercompany Receivables                          23
Inventories                                               3,623
Other Current Assets                                        264
                                                       --------
   TOTAL CURRENT ASSETS                                   8,289

Land and Buildings                                       19,915
 Machinery & Equipment                                   52,784
 Construction In Progress                                   261
                                                       --------
 Total Fixed Assets                                      72,960
 Accumulated Depreciation                               (57,805)
                                                       --------
    NET FIXED ASSETS                                     15,155

 Investment In Subsidiaries                                   0
Investment In European Operations                             0
 Long-Term Intercompany Receivables                       4,014
 Deferred Taxes, Long-Term Asset                              0
 Other Assets                                               229
                                                       --------
    TOTAL ASSETS                                       $ 27,687
                                                       ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $    339
Wages and Salaries  (See schedule)                          126
Taxes Payable - (See schedule)                              177
                                                       --------
  TOTAL POST PETITION LIABILITIES                           642

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                 0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                         0
 Accrued Tax - State                                          0
 Accrued Property Taxes                                       0
 Accrued Workers Comp.                                     1,930
 Accrued Payroll                                              0
Accrued Payroll Taxes

                                                       --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                1,930

UNSECURED LIABILITIES
Accounts Payable                                          7,592
IDR Bonds                                                     0
                                                       --------
TOTAL UNSECURED LIABILITIES                               7,592

OTHER LIABILITIES
Accrued Liabilities                                       2,641
Short-Term Intercompany Payables                            277
Capital Leases                                                0
 Retirement Benefits                                         74
 Deferred Taxes - Long-Term Liability                         0
 Other Long-Term Liabilities                              2,341
 Long-Term Intercompany Payables                              0
 Minority Interest                                            0
                                                       --------
 TOTAL LIABILITIES                                       15,497

 Common Stock                                                 0
 Capital In Excess Of Par Value                               0
Retained Earnings - Prepetition                          18,411
Retained Earnings - Post Petition                        (6,221)
Equity In European Operations
 Accumulated Translation Adjustment                           0
 Minimum Pension Liability Adjustment                         0
 Unearned Restricted Stock                                    0
                                                       --------
TOTAL SHAREHOLDER EQUITY                                 12,190

 TOTAL LIABILITIES AND EQUITY                          $ 27,687
                                                       ========

PERIOD ENDED: 12-31-04      LYNCHBURG FOUNDRY (ARCHER CREEK)      CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                     Balance
                                         as of        Accrued/      Payments/        as of
                                      11/30/2004      Withheld      Deposits      12/31/2004
                                      ------------------------------------------------------
Income tax withheld: Federal           $  5,552    ($   246,900)   $   241,348     $       0
Income tax withheld: State                7,449        (101,276)        93,827             0
Income tax withheld: Local                    0               0              0             0
FICA Withheld                             9,860        (163,524)       153,664             0
Employers FICA                          (61,960)       (101,506)       153,807        (9,659)
Unemployment Tax: Federal                (7,707)          6,697              0        (1,011)
Unemployment Tax: State                 (17,357)          8,991              0        (8,366)
All Other Payroll W/H                   (29,916)        (99,327)        99,594       (29,648)

State Taxes: Inc./Sales/Use/Excise      (44,376)         (2,005)           965       (45,416)
Property Taxes                             (262)            262              0             0

Workers Compensation                    (35,500)        (35,000)             0       (70,500)
                                      -------------------------------------------------------

Total                                 ($174,217)   ($   733,588)   $   743,205    ($ 164,600)

Wages and Salaries                     (529,412)     (1,419,827)     1,822,867      (126,372)
                                      -------------------------------------------------------
Grand Total                           ($703,629)   ($ 2,153,416)   $ 2,566,072    ($ 290,973)
                                      =======================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total         0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                 $  339,463       335,666.20       3,796.71     $        0
Accounts Receivable              $4,725,739     4,470,446.57     211,747.58      43,544.53

PERIOD ENDED: 12-31-04        LYNCHBURG FOUNDRY (RADFORD)         CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of      Accrued/    Payments/     as of
                                     11/30/2004    Withheld    Deposits    12/31/2004
                                     ------------------------------------------------
Income tax withheld: Federal          $      0     $      0     $      0    $      0
Income tax withheld: State                   0            0            0           0
Income tax withheld: Local                   0            0            0           0
FICA Withheld                                0            0            0           0
Employers FICA                               0            0            0           0
Unemployment Tax: Federal                    0            0            0           0
Unemployment Tax: State                      0            0            0           0
All Other Payroll W/H                   (1,762)        (206)         206      (1,762)

State Taxes: Inc./Sales/Use/Excise           0            0            0           0
Property Taxes                            (491)     (10,000)           0     (10,491)

Workers Compensation                         0            0            0           0
                                     -----------------------------------------------
Total                                 ($ 2,254)    ($10,206)    $    206    ($12,254)

Wages and Salaries                           0            0            0           0
                                     -----------------------------------------------
Grand Total                           ($ 2,254)    ($10,206)    $    206    ($12,254)
                                     ===============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                          Total    0-30 Days    30-60 Days    Over 60 Days
Accounts Payable - Post Petition                 $0           $0          $        0
Accounts Receivable - Pre & Post                 $0           $0           37,500.00

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                                        MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                             CASE # 04-67606
                                                    LYNCHBURG FOUNDRIES - ARCHER CREEK
                                 ---------------------------------------------------------------------------------
      ACCOUNT TYPE                 LOCKBOX 77314       DEPOSIT       AP       PR (HOURLY)  PR (SALARY)
       ACCOUNT #                      1599583         5401086466  2770716393  2770716385   2770716690
          BANK                   Bank One - Inactive  Stan. Fed.  Stan. Fed.   Stan. Fed.   Stan. Fed.     TOTAL
BEGINNING BANK BALANCE                   -                     -           -           -           -             -
RECEIPTS                                 -             2,030,889           -          18         956     2,031,864
TRANSFERS IN  (CORPORATE)                -                     -   1,918,636   1,585,527     314,830     3,818,993
DIP INFLOW                               -                     -           -           -           -             -
DISBURSEMENTS                            -                     -  (1,918,636) (1,585,545)   (315,786)   (3,819,968)
TRANSFERS OUT (CORPORATE)                -            (2,030,889)          -           -           -    (2,030,889)
DIP REPAYMENT                            -                     -           -           -           -             -
                                 ---------------------------------------------------------------------------------
ENDING BANK BALANCE                      -                     -           -           -        0.00         (0.00)

WIRES PAID FOR BY CORPORATE                                        3,396,816                             3,396,816
CHECKS ISSUED                                                      2,169,525
                                                                  ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $5,566,341
                                                                  ==========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                 383,423

VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                              (1,626)
CHECKS ISSUED IN DECEMBER                                          2,169,525
CHECK CLEARED IN DECEMBER                                         (1,918,636)
                                                                  ----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)  $  632,686
                                                                  ==========

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                       TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
AC CONTROLS CO                                                 $       439.47
ACTION MACHINERY                                                    14,418.89
ADAMS MOTOR CO                                                          27.12
ADVANCED CARBIDE TOOL                                               13,509.25
ADVANCED COMMUNICATIONS & ELEC                                          73.90
ADVANCED CONTROL PRODUCTS                                              212.81
AEA TECHNOLOGY                                                         250.89
AETNA U.S. HEALTHCARE                                               13,501.14
AFP INDUSTRIES                                                         567.50
AG JEFFERSON                                                         2,221.20
AGFA NDT, INC                                                        1,402.66
AIR PRODUCTS AND CHEMICALS                                           9,550.34
AIRGAS MID-AMERICA                                                   1,018.98
ALABAMA BY-PRODUCTS                                                463,917.00
ALLIED MINERAL PRODUCTS                                             22,925.93
ALLOR MFG                                                            1,011.96
ALLTEL                                                                 290.44
ALPHA OMEGA RESOURCES                                                  793.50
ALTA SHOE SHOP INC                                                     383.00
AMERICAN ELECTRIC POWER                                            174,860.91
AMERIGAS - LYNCHBURG-MONROE                                         10,400.00
AMHERST COUNTY EDUCATION                                               500.00
AMX PERFORMANCE CO                                                     705.00
APPLIED IND. TECHNOLOGIES                                           13,503.78
ARAMARK UNIFORM SERVICES                                             4,695.12
ARCET EQUIPMENT                                                      4,762.93
AT&T                                                                   736.81
ATLANTIC COAST TOYOTALIFT                                            8,793.30
ATL-EAST TAG & LABEL                                                   770.66
ATMOSPHERE ANNEALING                                                 2,008.47
AUTOCOM MANUFACTURING                                               23,969.58
BANKS COMPANY                                                        3,183.33
BARKER-JENNINGS                                                      6,154.14
BFI                                                                 25,333.00
BMG METALS                                                          11,247.84
BOND, CYNTHIA GALLIER                                                  369.52
BOONSBORO ELEMENTARY SC                                                150.00
BOULEVARD PROPERTIES                                                   821.25
BOXLEY AGGREGATES                                                    1,995.00
BRAMMER SAFETY SUPPLY                                               15,122.79
BRC COMPANY                                                         34,777.30
BRENNTAG SOUTHEAST                                                     859.18
BUEHLER LTD                                                            244.36
BWI DISTRIBUTION, INC                                                  288.40
C ARTHUR WEAVER                                                        200.25
CALVIN LIGONS, JR                                                      667.82
CAMFIL FARR                                                            111.74
CAMPBELL COUNTY TREASURER                                           23,627.10
CAMPBELL-PAYNE                                                         623.42

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                       TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
CANDLER OIL                                                         44,698.03
CAROLINA FIREBRICK SPEC.                                            24,675.00
CAROLINA FLUID COMPONENTS                                              139.80
CARPENTER TIRE CO                                                      290.52
CARTER MACHINERY                                                       108.02
CC METALS & ALLOYS                                                 129,548.00
CEILCOTE AIR POLLUTION                                                 816.00
CENTRA HEALTH                                                          827.48
CHAMPION CHISEL WORKS                                                3,381.72
CHICAGO FREIGHT CAR LEASING                                          7,671.04
CIMTEC AUTOMATION                                                    1,309.11
CLARENCE E. WILLIAMS                                                 4,952.64
COLUMBIA GAS                                                        77,617.42
COLUMBIA MARKING TOOLS                                               1,112.94
COMMERICAL STEEL ERECTION                                            4,300.00
COMMONWEALTH CONTROLS                                                6,414.00
CONSUMER DORIN ADAMS                                                 5,950.00
CONTROL CHIEF CORP                                                     193.24
CONTROL CORP OF AMERICA                                                 68.12
CROSS SALES & ENGINEERING                                              305.49
CVS #3502                                                              899.49
DAVID J. JOSEPH                                                  2,086,000.00
DETEK                                                                1,572.63
DICK HARRIS & SON TRUCK                                             24,735.90
DIKE-O-SEAL                                                          2,115.81
DM&E RAILROAD                                                       38,646.00
DOALL VIRGINIA CO                                                      105.88
ECK SUPPLY                                                           6,648.71
EL BETHEL COMMUNITY ASSOC                                              125.00
ELECOM INC                                                             868.37
ELECTRIC MELTING                                                     5,950.00
ELECTRONICS REPAIR CENTER                                            1,872.00
ELKEM METALS                                                        38,698.00
ELY CRANE AND HOIST                                                 12,024.21
EMLEX CONSTRUCTION                                                  54,232.00
ENGINEERING CHEMISTRY                                                3,366.00
EQUIPMENT MERCHANTS                                                    931.26
EQUIPMENT MERCHANTS, INTL                                            2,088.54
EUTECTIC CORPORATION                                                   343.12
EXCEL TECHNOLOGIES                                                     254.00
FAMILY SUPPORT REGISTRY                                                661.60
FARGO WEAR                                                           1,818.00
FARMER, STEVE                                                           35.63
FAULKNER INDUSTRIAL                                                 25,040.00
FEI LYNCHBURG #75                                                       77.04
FERBEE-JOHNSON CO                                                    6,529.66
FIRE & SAFETY EQUIPMENT                                                245.50
FOEHLING & ROBERTSON, INC                                            3,859.40
FOLKS, MELANIE                                                         960.49

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                       TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
FOSTER ELECTRIC CO                                                   1,063.86
FREEMAN MFG & SUPPLY                                                 2,266.64
G.E. CAPITAL                                                         7,228.00
GEE, KIRKLIN                                                            32.00
GENERAL KINEMATICS                                                     678.00
GEORGE W. MAYS                                                       3,151.71
GLOBAL STONE JAMES RIVER                                             4,000.00
GLOBE METALLURGICAL                                                104,078.00
HACH CHEMICAL COMPANY                                                   55.50
HAJOCA CORPORATION                                                     464.28
HARBISON-WALKER REFRACTORIES                                        34,655.26
HARMON PRODUCTS                                                        113.19
HELEN P. PARRISH                                                       207.00
HELWIG CARBON, INC                                                      68.88
HERAEUS ELECTRO-NITE CO                                             14,660.03
HERBERT L. BESKIN                                                    9,415.00
HERB'S TOOL GRINDING & SALES                                           570.23
HIGH PEAK SPORTSWEAR                                                   409.00
HILL AND GRIFFITH                                                   23,600.00
HOMESTEAD MATERIALS HANDLING                                         4,095.00
HOPKINS, WILLIAM D                                                     104.13
HORSEHEAD RESOURCE DVLP                                              4,200.00
I.A.M. NATIONAL PENSION FUND                                         1,723.80
IFS INDUSTRIES                                                       7,287.50
INDUSTRIAL SUPPLY CORP                                              43,353.77
INDUSTRIAL TOOL SERVICES                                               106.21
INGERSOLL-RAND CO                                                      196.12
INSOURCE SOFTWARE SOLUTIONS                                          5,553.75
INTERNATIONAL ASSOC                                                    423.60
INTERSTATE BATTERY                                                     239.60
INT-L SURFACE CORPORATION                                            3,567.94
IRON AGE CORPORATION                                                   457.53
IRON AGE SCRAP PRICE BULLETIN                                          395.00
JACKSON WANDA K                                                        496.15
JACKSON-HIRSH                                                          113.10
JAMES D. ENGLISH                                                    13,852.30
JAMES RIVER EQUIPMENT                                                   59.89
JAMES T. DAVIS                                                         148.32
JDN LEASING                                                          3,500.00
JEFFERSON GALLERIES                                                  3,335.37
JESUS BARAJAS CARLOS                                                 3,692.50
KEETER-DIXON-PEARRE                                                    370.00
KENT RUDBECK                                                           500.00
KEYENCE CORP. OF AMERICA                                               320.00
KINDT COLLINS CO                                                       415.45
LANDAUER, INC                                                          526.50
LAWRENCE EQUIPMENT                                                     117.81
LEWIS SYSTEMS INC.                                                   9,058.65
LEWIS, ANGELA V.                                                       461.50

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                       TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
LINA                                                                   216.50
LIVINGSTON AND HAVEN                                                   535.14
LYNCHBURG BUSINESS MACHINES                                            148.00
M & R CONSTRUCTORS INC                                              19,000.00
MAGNETEK INDUSTRIAL CONTROLS                                         1,513.84
MANPOWER                                                               682.30
MASTER GAGE                                                          1,800.00
MAYBERRY, SUSIE                                                        810.10
MCMASTER-CARR SUPPLY                                                   263.65
METAL MARKER MFG                                                     2,016.08
METSO MINERALS IND                                                     617.60
MIDCO INTERNATIONAL, INC                                               170.15
MILLER AND COMPANY LLC                                             (29,305.00)
MOORE'S MACHINE CO                                                   6,771.50
NATIONAL AUTO PARTS                                                    188.69
NOEL SYSTEMS                                                            96.10
OH20-ED                                                                108.95
OMNISOURCE FT WAYNE                                                 63,000.00
OSBORNE INTERNATIONAL                                               11,823.00
PALLETONE OF VA                                                      4,829.20
PATCHELL, KENNETH R.                                                    30.00
PGS, INC                                                               109.29
PIEDMONT CHAPTER AFS                                                   100.00
PIEDMONT FOUNDRY SUPPLY                                            147,435.67
PITNEY BOWES CREDIT CORP                                               749.90
PORTER WARNER IND                                                   15,644.00
POTOMAC ENVIRONMENTAL                                               11,326.48
POWELL'S TRUCK & EQUIPMENT                                              14.62
PRECISION HYDRAULICS CO                                              1,877.21
PRIMETRADE                                                         219,632.00
PROCHEM ANALYTICAL                                                     810.00
PROFORMA                                                               560.37
PROVIDENT LIFE & ACCIDENT                                            2,418.45
QSI, INC                                                               244.09
R.I. LAMPUS                                                         56,945.00
RADIO COMM. CO                                                         105.00
RAMSEY, MARTHA                                                         808.44
REBECCA B. CONNELLY                                                    750.00
RED HILL GRINDING WHEEL                                              1,944.76
REI CONSULTANTS                                                      6,158.00
RENOLD INC                                                             237.43
RICHMOND SECURITY SERVICES                                          10,167.52
ROBIN F. JEFFERSON, TRE                                            289,009.20
ROCKMOUNT RESEARCH & AL                                                715.41
ROSE OFFICE SYSTEMS                                                  1,976.00
SCHAEFER BRUSH MFG                                                     886.46
SIMMS, DAVID                                                           125.00
SMITH SERVICES                                                      20,273.47
SNORKEL INTERNATIONAL                                                   27.11

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                       TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
SOUTHERN AIR                                                         1,605.43
SOUTHERN MAINTENANCE SUPPLY                                          3,463.93
SPECIALTY FOUNDRY PRODUCTS                                          17,129.16
SPRAYING SYSTEMS                                                     1,492.44
STAHL, INC                                                          66,043.00
STAHURA COMPANY                                                        600.18
STERICYCLE INC                                                         737.55
SUPERIOR GRAPHITE                                                   20,093.00
TEMPLETON'S MKT                                                        259.42
TENNANT COMPANY                                                        105.20
THE MASA CORP                                                        9,225.71
THERMO ELECTRON SCIENTIFIC                                             564.01
THOMPSON TRUCKING                                                   51,932.20
TORRENCE PLUMBING                                                    2,316.26
TRANSFORMER ELECTRIC CO                                                875.00
TRANSMAN                                                            22,846.00
TREASURER OF VA                                                     25,400.17
TROEMNER INC                                                           377.44
TRONIX INC                                                              52.97
TUSCOLA SAGINAW BAY RAILWAY                                         36,301.00
TWIN SPECIALTIES                                                       539.00
U S ELECTRICAL TOOL                                                    819.00
UMETCO INC                                                          12,180.00
UNITED HYDRAULICS INC                                               32,537.54
UNITED WAY OF CENTRAL VA                                             4,560.55
VA CAROLINA BELTING                                                 19,903.18
VA DEPT OF TAX                                                       1,464.87
VA FLUID POWER                                                         560.00
VALLEY FASTENERS                                                     1,558.28
VBS                                                                  2,386.08
VIRGINIA CAROLINA CONTROLS                                             221.45
VIRGINIA POWER ENERGY MARKETING                                    331,825.05
VWR SCIENTIFIC                                                         786.07
W.E.L. ENTERPRISES                                                  16,067.00
WASTE MANAGEMENT                                                    21,277.10
WEBER MARKING SYSTEMS                                                  250.84
WENDT DUNNINGTON                                                       489.96
WESCO                                                                  130.99
WEXFORD SAND COMPANY                                                18,500.00
WHEELABRATOR ABRASIVES                                              47,190.00
WHITING CORPORATION                                                  3,152.00
WIGGINGTON RD FAMILY PRACTICE                                          333.00
WILLIAMSON & WILMER                                                    283.66
WILLIAMSON, CHARLIE C.                                                 199.65
WIRELESS SOLUTIONS                                                     415.30
WOOLDRIDGE HEATING & AIR                                             2,490.00
WOOLRIDGE, KENYA                                                       570.03
XEROX CORPORATION                                                    2,714.58
XPEDX                                                                9,664.68
MILLER AND COMPANY LLC November wire
booked in December                                                  27,014.15
                                                               --------------

                                                               $ 5,566,340.62

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 12/31/04

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                    $         -

Actual Outstanding Checks                        632,685.84
Prepetition Checks to Void in January             12,819.00
                                                -----------
                                                 645,504.84

Unadjusted GL Balance                            645,504.84
                                                -----------

Difference                                      $         -
                                                ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

CHECK         DATE            OUTSTANDING
15418       10/8/2004         $     28.35
15419       10/8/2004               85.61
15421       10/8/2004               28.35
15430      10/11/2004               52.67
15447      10/14/2004               42.76
15452      10/15/2004              296.64
15470      10/15/2004              518.33
15555      10/22/2004               48.50
15747       11/5/2004              820.77
15967      11/18/2004            1,856.18
16216       12/3/2004              481.15
16338       12/9/2004               52.97
16396      12/13/2004              100.00
16421      12/15/2004              179.83
16443      12/16/2004              202.00
16453      12/17/2004               56.90
16509      12/17/2004              130.99
16531      12/17/2004           77,617.42
16544      12/21/2004               60.91
16545      12/21/2004               38.79
16546      12/21/2004              992.20
16547      12/21/2004              771.19
16551      12/21/2004            1,464.88
16553      12/21/2004               68.88
16554      12/21/2004              517.00
16555      12/21/2004              487.72
16557      12/21/2004              592.90
16558      12/21/2004              909.18
16560      12/21/2004              106.86
16568      12/21/2004              357.87
16584      12/22/2004              816.00
16586      12/22/2004              628.48
16601      12/22/2004              506.85
16615      12/22/2004              395.00
16617      12/22/2004               92.30
16619      12/22/2004               30.00
16629      12/22/2004              240.72
16630      12/22/2004              214.84
16631      12/22/2004              108.45
16642      12/22/2004               11.74
16648      12/23/2004              808.44
16649      12/23/2004              250.84
16650      12/28/2004              515.70
16651      12/28/2004            2,222.00
16652      12/28/2004            7,601.18
16658      12/29/2004              779.70
16659      12/29/2004              966.85
16660      12/29/2004              101.06
16661      12/29/2004           22,925.93
16662      12/29/2004               90.00

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

CHECK         DATE            OUTSTANDING
16663      12/29/2004                8.34
16664      12/29/2004            1,128.18
16665      12/29/2004            1,920.30
16666      12/29/2004            3,651.40
16667      12/29/2004               75.00
16668      12/29/2004              200.25
16669      12/29/2004            1,200.00
16670      12/29/2004              889.50
16671      12/29/2004               65.50
16672      12/29/2004            4,010.00
16673      12/29/2004            4,095.00
16674      12/29/2004           23,017.43
16675      12/29/2004               76.76
16676      12/29/2004            5,553.75
16677      12/29/2004              681.03
16678      12/29/2004              148.00
16679      12/29/2004               41.81
16680      12/29/2004              612.00
16681      12/29/2004              363.97
16682      12/29/2004              673.94
16683      12/29/2004              886.46
16684      12/29/2004            1,133.64
16685      12/29/2004              600.18
16686      12/29/2004            2,595.75
16687      12/29/2004            3,772.61
16688      12/29/2004              954.25
16689      12/29/2004               31.42
16690      12/29/2004            2,490.00
16691      12/29/2004              406.51
16692      12/29/2004              793.50
16693      12/29/2004            2,835.00
16694      12/29/2004               92.38
16695      12/29/2004              132.32
16696      12/29/2004              810.49
16697      12/29/2004            9,415.00
16698      12/29/2004               99.23
16699      12/29/2004           13,852.30
16700      12/29/2004               92.30
16701      12/29/2004              750.00
16702      12/29/2004            4,319.75
16703      12/29/2004            2,497.45
16704      12/29/2004              527.39
16705      12/29/2004              104.00
16706      12/29/2004               38.25
16707      12/29/2004              162.77
16708      12/29/2004              120.05
16709      12/29/2004            1,750.22
16710      12/29/2004            1,973.28
16711      12/29/2004              124.56
16712      12/29/2004               15.86

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

CHECK         DATE            OUTSTANDING
16713      12/29/2004               52.02
16714      12/29/2004               21.00
16715      12/29/2004               70.98
16717      12/29/2004              193.24
16718      12/29/2004            1,082.63
16719      12/29/2004               42.14
16720      12/29/2004              151.78
16721      12/29/2004              219.44
16722      12/29/2004               93.00
16723      12/29/2004               18.71
16724      12/29/2004              694.20
16725      12/29/2004            1,277.10
16726      12/29/2004            7,287.50
16727      12/29/2004              317.00
16728      12/29/2004                6.50
16729      12/29/2004              900.00
16730      12/29/2004              170.15
16731      12/29/2004               84.99
16732      12/29/2004               37.09
16733      12/29/2004                5.00
16734      12/29/2004               66.60
16735      12/29/2004               50.00
16736      12/29/2004               50.00
16737      12/29/2004           27,137.31
16738      12/29/2004           65,055.00
16739      12/29/2004          226,500.00
16742      12/29/2004               32.41
16743      12/29/2004            9,024.50
16744      12/29/2004            3,701.67
16745      12/29/2004           19,191.10
16746      12/29/2004           24,675.00
16747      12/29/2004              747.00
16748      12/29/2004              667.82
16749      12/29/2004           13,000.00
                              ------------

                              $632,685.84

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                     CASE # 04-67606
                                                          LYNCHBURG FOUNDRIES - RADFORD FOUNDRY
                           --------------------------------------------------------------------------------------------------
                                                                    AP              PR (HOURLY)
       ACCOUNT TYPE        LOCKBOX 77307     DEPOSITORY         2770716419          2770716401         PR (SALARY)     TOTAL
         ACCOUNT #            1599413        5401086474          Standard            Standard          2770716708
           BANK               Bank One    Standard Federal  Federal - Inactive  Federal - Inactive  Standard Federal
BEGINNING BANK BALANCE            -              -                   -                   -                         -        -
RECEIPTS                        294              -                   -                   -                         -        -
TRANSFERS IN  (CORPORATE)         -              -                   -                   -                    13,101   13,101
DIP INFLOW                        -              -                   -                   -                         -        -
DISBURSEMENTS                     -              -                   -                   -                   (13,101) (13,101)
TRANSFERS OUT (CORPORATE)      (294)             -                   -                   -                         -        -
DIP REPAYMENT                     -              -                   -                   -                         -        -
                           --------------------------------------------------------------------------------------------------
ENDING BANK BALANCE               -              -                   -                   -                         -        -

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.            Capacity:        ___      Shareholder
      Case Number: 04-67606                      ___      Officer
                                                 ___      Director
                                                 ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:           Weekly       or               Monthly

                                     _______                       _______

CURRENT BENEFITS PAID:               Weekly       or               Monthly

           Health Insurance          _______                       _______

           Life Insurance            _______                       _______

           Retirement                _______                       _______

           Company Vehicle           _______                       _______

           Entertainment             _______                       _______

           Travel                    _______                       _______

           Other Benefits            _______                       _______

           Total Benefits            _______                       _______

CURRENT OTHER BENEFITS PAID:         Weekly       or               Monthly

           Rent Paid                 _______                       _______

           Loans                     _______                       _______

           Other (Describe)          _______                       _______

           Other (Describe)          _______                       _______

           Other (Describe)          _______                       _______

           Total Other Payments      _______                       _______

CURRENT TOTAL OF ALL PAYMENTS:       Weekly       or               Monthly

                                     _______                       $0

Dated: JANUARY 20, 2005            ______________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

020.84818.1                                                               Form 6

                                                         Lynchburg Foundry, Inc.
                                                         Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                       CARRIER                 POLICY PERIOD
   --------------                       -------                 -------------
Property                            Lloyds                    11/1/04-11/1/05
Boiler/Machine                      Hartford                  11/1/04-11/1/05
Cargo                               Fireman's Fund            11/1/04-11/1/05
Truck Cargo                         Fireman's Fund            11/1/04-11/1/05

Aviation                            USAIG                     11/1/04-11/1/05

Fiduciary                           St. Paul                  11/1/04-11/1/05

Primary D&O                         St. Paul                  11/1/04-11/1/05
Excess D&O                          Chubb                     11/1/04-11/1/05
Excess D&O                          Platte River              11/1/04-11/1/05

Crime                               AIG                       12/1/04-12/1/05

General Liability                   ACE                       12/22/04-12/22/05
Umbrella                            National Union            12/22/04-12/22/05

Workers' Comp                       ACE                       12/22/04-6/22/05
Excess Workers' Comp                ACE                       12/22/04-12/22/05

Auto                                ACE                       12/22/04-12/22/05

Foreign (DIC)                       ACE                       12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                )
INTERMET CORPORATION, ET AL           )        CASE NO: 04-67608
                                      )        Chapter 11
                                      )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.               )
                           Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X    Operating Statement                         (Form 2)

      X    Balance Sheet                               (Form 3)

      X    Summary of Operations                       (Form 4)

      X    Monthly Cash Statement                      (Form 5)

      X    Statement of Compensation                   (Form 6)

      X    Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                             YES X         NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                             YES X         NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                             YES X         NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                             YES X         NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                             YES X         NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                CASE #04-67608
                                                   NORTHERN
                                                   CASTINGS
                                       ---------------------------------
                                       Current Month  Total Since Filing
                                       -------------  ------------------
 NET SALES                                $ 1,282          $ 4,006

COST OF GOODS SOLD
MATERIALS AND FREIGHT                         512            1,520
WAGES - HOURLY                                196              608
WAGES-SALARY                                   80              241
EMPLOYEE BENEFITS AND PENSION                 118              329
 REPAIRS & Maintenance                         64              159
Supplies                                       91              243
Utilities                                     134              370
Purchased Components/Services                  48              111
Income(loss) from Pattern Sales               (47)            (117)
 Fixed Asset - (gain/loss)                      -                -
 MIS Expense                                   11               38
 Travel & Entertainment                         2                3
 Other Variable Costs                        (110)              (8)
 Depreciation & Amortization                   44              126
 Other Allocated Fixed Costs                    -                -
 Other Fixed Costs                             18               52
                                          -------          -------
Cost of Goods Sold                          1,161            3,675

Gross Profit                                  121              331

Plant SG&A Expense                              -                -
SG&A Expense - Allocation (Sched 1)            47              141
 Other Operating Expenses                       -                -
                                          -------          -------
 Total Operating Expenses                      47              141

 Operating Profit                              74              190

 Outside Interest Income                        -                -
 Outside Interest (Expense)                     -                -
 Intercompany Interest Income                   -                -
 Intercompany Interest (Expense)               (5)              (6)
 Charges (From) Affiliates                      -                -
 Charges To Affiliates                          -                -
Income/Loss From European Operations            -                -
 Other Income/(Expense)                         -                -
                                          -------          -------
 Total Non-Operating Expenses                  (5)              (6)

 Income Before Income Taxes                    69              184

 Income Tax Expense                             1                3

                                          -------          -------
 Net Income                               $    68          $   181
                                          =======          =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            December
                                            --------
Officer Compensation                        $   189
Salary Expense other Employees                  799
Employee Benefits and Pension                   (23)
Payroll Taxes                                    39
Other Taxes                                       0
Rent and Lease Expense                          220
Interest Expense
Insurance                                        36
Automobile and Truck Expense                      1
Utilities(Gas Electric,Phone)                    84
Depreciation                                    128
Travel and Entertainment                         55
Repairs and Maintenance                          51
Advertising/Promotion                             0
Supplies, Office Expense                         26

OTHER:

Contributions                                     0
Professional Fees - Audit/Tax                   131
Bank Fees                                       147
Public Reporting Fees                            16
Employee Relocation/Training                     11
Data Processing                                  19
Dues and Subscriptions                           11
Outside Services                                114
Project Development Costs net of Billings       (34)
Director Fees                                    25
Miscellaneous                                    19
Professional Fees - Bankruptcy                3,428
Cost Allocation - Out                          (267)
                                            -------
                                            $ 5,223
                                            =======

Allocation:
Wagner Castings                                 177
Northern Castings                                47
Ironton Iron                                      0
Lynchburg Foundry                               179
Columbus Foundry                                290
Wagner Havana                                     0
Intermet U.S. Holdings                          241
Cast-Matic Corp.                                 76
Diversified Diemakers                           240
Ganton Technologies                             156
Tool Products                                   127
Intermet Corporation                          3,689
                                            -------
Total                                       $ 5,223
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                            CASE #04-67608
                                               NORTHERN
                                               CASTINGS
                                            --------------
Cash And Equivalents                           $      0
Accounts Receivable                               1,608
Short-Term Intercompany Receivables                 280
Inventories                                         501
Other Current Assets                                  3
                                               --------
   TOTAL CURRENT ASSETS                           2,392

Land and Buildings                                2,266
 Machinery & Equipment                            8,644
 Construction In Progress                             0
                                               --------
 Total Fixed Assets                              10,910
 Accumulated Depreciation                        (9,155)
                                               --------
    NET FIXED ASSETS                              1,755

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables              11,371
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                       126
                                               --------

    TOTAL ASSETS                               $ 15,644
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $    259
Wages and Salaries  (See schedule)                   47
Taxes Payable - (See schedule)                       30
                                               --------
  TOTAL POST PETITION LIABILITIES                   336

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                              28
 Accrued Workers Comp.                               95
 Accrued Payroll                                      0
Accrued Payroll Taxes
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          123

UNSECURED LIABILITIES
Accounts Payable                                  1,782
IDR Bonds                                             0
                                               --------
TOTAL UNSECURED LIABILITIES                       1,782

OTHER LIABILITIES
Accrued Liabilities                                 302
Short-Term Intercompany Payables                      0
Capital Leases                                        0
 Retirement Benefits                                  0
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                      0
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                                2,543

 Common Stock                                         0
 Capital In Excess Of Par Value                   1,800
Retained Earnings - Prepetition                  11,120
Retained Earnings - Post Petition                   181
Equity In European Operations
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                         13,101

 TOTAL LIABILITIES AND EQUITY                  $ 15,644
                                               ========

PERIOD ENDED: 12-31-04      NORTHERN CASTINGS CORP.               CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                            Balance
                                        as of    Accrued /   Payments /    as of
                                      11/30/04   Withheld     Deposits   12/31/2004
                                      --------   --------     --------   ----------
Income tax withheld: Federal         ($  3,673)  ($ 27,537)  $   28,206  ($  3,004)
Income tax withheld: State              (1,919)    (12,428)      12,916     (1,431)
Income tax withheld: Local                   0           0            0          0
FICA Withheld                           (4,739)    (24,576)      26,150     (3,165)
Employers FICA                          (4,698)    (23,344)      24,920     (3,122)
Unemployment Tax: Federal                5,173      (1,555)           0      3,618
Unemployment Tax: State                      0           0            0          0
All Other Payroll W/H                        0           0            0          0

State Taxes: Inc./Sales/Use/Excise      (2,497)       (768)           0     (3,265)
Property Taxes                          (5,000)     (2,500)           0     (7,500)

Workers Compensation                   (12,000)          0            0    (12,000)
                                     ---------   ---------   ----------  ---------
Total                                ($ 29,352)  ($ 92,708)  $   92,192  ($ 29,869)

Wages and Salaries                     (67,185)    (27,248)      47,375    (47,058)
                                     ---------   ---------   ----------  ---------
Grand Total                          ($ 96,537)  ($119,956)  $  139,567  ($ 76,926)
                                     =========   =========   ==========  =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total     0-30 Days  30-60 Days  Over 60 Days
                                     ----------  ----------  ----------  ------------
Accounts Payable                     $  258,880  $  258,880  $        0
Accounts Receivable                  $1,654,466  $1,615,061  $   16,274  $     23,131

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                    CASE # 04-67608
                                                                NORTHERN CASTINGS (HIBBING)
                                      ---------------------------------------------------------------------------
                 ACCOUNT TYPE         LOCKBOX 77122   DEPOSIT         AP      PR (HOURLY)  PR (SALARY)    TOTAL
                   ACCOUNT #             1261483     5401086458   2770716435  2770716427   2770716682
                     BANK                Bank One    Stan. Fed.   Stan. Fed.  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                         -            -             -           -            -           -
RECEIPTS                                 307,551      338,235           229           -            -     646,015
TRANSFERS IN (CORPORATE)                       -            -       364,573     250,692       67,620     682,884
DIP INFLOW                                     -            -             -           -            -           -
DISBURSEMENTS                                  -            -      (364,801)   (250,692)     (67,620)   (683,113)
TRANSFERS OUT (CORPORATE)               (307,551)    (338,235)            -           -            -    (645,786)
DIP REPAYMENT                                  -            -             -           -            -           -
                                        --------      -------     ---------    --------     --------    --------
ENDING BANK BALANCE                            -            -             -           -            -       (0.00)

WIRES PAID FOR BY CORPORATE                                         416,301                              416,301
CHECKS ISSUED                                                       361,327
                                                                  ---------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $ 777,628
                                                                  =========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                 28,658
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                  -
CHECKS ISSUED IN DECEMBER                                           361,327
CHECK CLEARED IN DECEMBER                                          (364,573)
                                                                  ---------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)  $  25,412 $ 228.82 relates to prepetition checks cleared.
                                                                  =========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR               TOTAL DISBURSEMENTS
---------------------------   -------------------
3 RIVERS                          $ 14,624.00
ADVANCED TECHNOLIGIES                    8.00
AETNA                                1,323.00
AIR HYDRAULICS SYSTEMS               6,170.00
AIR POWER EQUIPMENT COR              1,150.00
AIRGAS - NORTH CENTRAL               2,212.00
ALTER TRADING CORPORATI             71,500.00
AMERICAN COLLOID COMPAN             28,636.00
AMERIPRIDE LINEN & APPA              1,112.00
APPLIED IND. TECH.                     914.00
B & R ENGINEERING SALES              1,851.00
BALDWIN SUPPLY, CO.                  3,715.00
BARR ENGINEERING                        11.00
BECKSTROM                               86.00
BEHR IRON & STEEL CO.              260,000.00
BEHR SPECIALTY                       3,262.00
BOB SCOFIELD TRUCKING               16,417.00
BUSINESS & LEGAL                       635.00
CALUMET MACHINE                         86.00
CARLSON SYSTEMS CORP.                  103.00
CARPENTER BROTHERS, INC              2,335.00
CARQUEST AUTO PARTS, IN                255.00
CAST CORPORATION                     1,100.00
CRI RECYCLING SERVICES               2,096.00
DISA INDUSTRIES, INC                   157.00
DULUTH CLINIC                          414.00
DYNAMIC AIR INC                      1,593.00
ELKEM METALS, INC                   44,454.27
ERICKSON LBR                            34.00
FASTENAL COMPANY                       136.00
FERRELLGAS                           1,243.00
FULL CIRCLE IMAGE                      116.00
G E CAPITAL                          2,034.00
GENERAL DIESEL                         195.00
GEORGE BOUGALIS (RENT)               1,200.00
GIL-MAR MANUFACTURING               24,826.00
GMP UNION                            1,830.00
GRAYBAR                                162.00
GREAT WESTERN                        8,534.00
GUARANTEED QUALITY CLEA              1,316.00
HENDRICKSON MILTON                   1,200.00
HERAEUS ELECTRO-NITE CO              2,677.00
HI TEMP INCORPORATED                 3,019.00
HIBBING COMMUNITY COLLE                900.00
HOLMING COMPANY                      9,226.00
HYTEST SAFETY FOOTWEAR               4,582.00
IRS                                    522.00
JASPER ENG. & EQUIP. CO              1,846.00
KAMAN INDUSTRIAL TECHNO                989.00

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR               TOTAL DISBURSEMENTS
---------------------------   -------------------
LARPEN METALLURGICAL SE              1,566.00
LECO CORP                              551.00
LEKATZ MIKE                          1,933.00
LINA                                     8.00
MATHEW BENDER CO                        91.00
MESABI OFFICE EQUIPMENT                507.00
METOKOTE CORPORATION                 3,055.00
MIDWEST COMPUTER DEPOT,                340.00
MIDWEST MACHINE                        606.00
MIELKE ELECTRIC WORKS,                 732.00
MILLER AND COMPANY                  30,738.06
MINNESOTA  CHILD SUPPORT             9,877.00
MINNESOTA DEPT. OF REVENUE             946.00
MINNESOTA INDUSTRIES                 2,062.00
MINNESOTA POWER                    109,026.00
MINNESOTA SAFETY                       585.00
MINNESOTA SUPPLY COMPAN              3,999.00
MINN-TECH  ELECTRONICS                 227.00
MISC                                    84.00
NORTH STAR IMAGING, INC              1,066.00
NORTHERN TECHNOLOGIES I                307.00
OCCUPATIONAL DEV. CENTE              2,087.00
OFFICE NORTH, INC.                     540.00
OVERHEAD DOOR CO. OF HI                 68.00
P & H MINE PRO SERVICES                280.00
PACKAGING CORPORATION O              5,051.00
PARAGON FINANCIAL GROUP                352.00
PITNEY BOWES                           236.00
PRECISION REPAIR &                      53.00
PROVIDENT LIFE                         357.00
PUBLIC UTILITIES                    10,425.00
QUICK                                   32.00
RADKO IRON & SUPPLY, IN                 79.00
RANGE CREDIT BUREAU                     51.00
RANGE STEEL FABRICATORS              2,453.00
RANGE WATER CONDITIONIN                 48.00
RASK ROGER                             214.00
RENTAL SERVICE CORPORAT                500.00
SAFETY-KLEEN CORP.                     127.00
SECURITAS SEC SERV USA,              4,696.00
SIM SUPPLY, INC.                       184.00
SMITH BRUCE                          2,652.00
ST. LOUIS COUNTY                     8,500.00
STEARSWOOD                           2,319.00
SULLIVAN CANDY & SUPPLY                531.00
SUNRISE                                 31.00
TDS METROCOM                           529.00
TELEPHONETICS                          125.00
TOWN AND COUNTRY ELECTR              3,633.00
TOYOTA LIFT OF MN                      879.00

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
DECEMBER 2004

         VENDOR               TOTAL DISBURSEMENTS
---------------------------   -------------------
TRANSMAN                             4,187.00
TRITEC OF MN. INC.                   4,058.00
UNIMIN CORPORATION                   4,637.50
VERIZON WIRELESS                        45.00
VESUVIUS                             7,132.00
VICKERS ENG.                         8,128.00
W A  HAMMOND DRIERITE C                237.00
WEBER MARKING SYSTEM                   242.00
WEIGH RITE SCALE                       170.00
WHEELABRATOR, INC.                     647.00
                                  -----------
                                  $777,627.83

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 12/31/04

HIBBING - BANK RECONCILIATION


Bank Balance                       $         -

Actual Outstanding Checks            25,412.20
Misc Reconciling Items rectified
in January                          (10,232.20)
                                   -----------
                                     15,180.00

Unadjusted GL Balance                15,180.00
                                   -----------
Difference                         $         -
                                   ===========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

CHECK        DATE      OUTSTANDING
-----        ----      -----------
75592     11/18/2004   $    14.54
75751      12/9/2004     3,633.00
75771     12/14/2004       642.13
75792     12/16/2004     1,200.00
75826     12/22/2004         8.00
75832     12/22/2004        11.18
75836     12/22/2004     1,100.00
75839     12/22/2004    11,866.25
75851     12/22/2004        30.99
75855     12/22/2004       289.00
75856     12/22/2004        12.70
75857     12/22/2004       148.25
75858     12/22/2004       280.10
75865     12/28/2004       241.54
75866     12/29/2004       146.03
75867     12/29/2004       162.49
75869     12/29/2004     2,652.00
75870     12/29/2004     1,830.00
75871     12/29/2004     1,144.00
                       ----------
                       $25,412.20

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: NORTHERN CASTINGS CORP.        Capacity:      ___      Shareholder
      Case Number: 04-67608                         ___      Officer
                                                    ___      Director
                                                    ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or            Monthly

                                    _______                        _______

CURRENT BENEFITS PAID:              Weekly           or            Monthly

        Health Insurance            _______                        _______

        Life Insurance              _______                        _______

        Retirement                  _______                        _______

        Company Vehicle             _______                        _______

        Entertainment               _______                        _______

        Travel                      _______                        _______

        Other Benefits              _______                        _______

        Total Benefits              _______                        _______

CURRENT OTHER BENEFITS PAID:        Weekly           or            Monthly

        Rent Paid                   _______                        _______

        Loans                       _______                        _______

        Other (Describe)            _______                        _______

        Other (Describe)            _______                        _______

        Other (Describe)            _______                        _______

        Total Other Payments        _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or            Monthly

                                    _______                        $     0


Dated: JANUARY 20, 2005             ____________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER                 POLICY PERIOD
--------------                      -------                 -------------
Property                            Lloyds                  11/1/04-11/1/05
Boiler/Machine                      Hartford                11/1/04-11/1/05
Cargo                               Fireman's Fund          11/1/04-11/1/05
Truck Cargo                         Fireman's Fund          11/1/04-11/1/05

Aviation                            USAIG                   11/1/04-11/1/05

Fiduciary                           St. Paul                11/1/04-11/1/05

Primary D&O                         St. Paul                11/1/04-11/1/05
Excess D&O                          Chubb                   11/1/04-11/1/05
Excess D&O                          Platte River            11/1/04-11/1/05

Crime                               AIG                     12/1/04-12/1/05

General Liability                   ACE                     12/22/04-12/22/05
Umbrella                            National Union          12/22/04-12/22/05

Workers' Comp                       ACE                     12/22/04-6/22/05
Excess Workers' Comp                ACE                     12/22/04-12/22/05

Auto                                ACE                     12/22/04-12/22/05

Foreign (DIC)                       ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67613
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDBURY, INC.                               )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                       YES X        NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                       YES X        NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                       YES X        NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                       YES X        NO___

6.    Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                       YES X        NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005               /s/ Robert E. Belts
                                      -----------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      -----------------------    --------------
                                      Title                      Phone

Internet Corp. and Subsidiaries
Operating Statement
For the Month ended 12-31-04
($000's)

                                               CASE # 04-67613
                                                   SUDBURY
                                                     INC.
                                      -----------------------------------
                                      Current Month    Total Since Filing
                                      -------------    ------------------
 Net Sales                            $           0       $           0

Cost of Goods Sold

Materials and Freight                             -                   -
Wages - Hourly                                    -                   -
Wages-Salary                                      -                   -
Employee Benefits and Pension                     -                   -
 Repairs & Maintenance                            -                   -
Supplies                                          -                   -
Utilities                                         -                   -
Purchased Components/Services                     -                   -
Income(loss) from Pattern Sales                   -                   -
 Fixed Asset - (gain/loss)                        -                   -
 MIS Expense                                      -                   -
 Travel & Entertainment                           -                   -
 Other Variable Costs                             -                   -
 Depreciation & Amortization                     59                 177
 Other Allocated Fixed Costs                      -                   -
 Other Fixed Costs                                -                   -
                                      -------------       -------------
Cost of Goods Sold                               59                 177

Gross Profit                                    (59)               (177)

Plant SG&A Expense                                -                   -
SG&A Expense - Allocation (Sched 1)               -                   -
 Other Operating Expenses                         -                   -
                                      -------------       -------------
 Total Operating Expenses                         -                   -

 Operating Profit                               (59)               (177)

 Outside Interest Income                          -                   -
 Outside Interest (Expense)                       -                   -
 Intercompany Interest Income                     -                   -
 Intercompany Interest (Expense)                 (4)                (12)
 Charges (From) Affiliates                        -                   -
 Charges To Affiliates                            -                   -
Income/Loss From European Operations              -                   -
 Other Income/(Expense)                           -                   -
                                      -------------       -------------
 Total Non-Operating Expenses                    (4)                (12)

 Income Before Income Taxes                     (63)               (189)

 Income Tax Expense                               -                   -

                                      -------------       -------------
 Net Income                           ($         63)      ($        189)
                                      =============       =============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             December
                                           ------------
Officer Compensation                       $        189
Salary Expense other Employees                      799
Employee Benefits and Pension                       (23)
Payroll Taxes                                        39
Other Taxes                                           0
Rent and Lease Expense                              220
Interest Expense
Insurance                                            36
Automobile and Truck Expense                          1
Utilities(Gas Electric, Phone)                       84
Depreciation                                        128
Travel and Entertainment                             55
Repairs and Maintenance                              51
Advertising/Promotion                                 0
Supplies, Office Expense                             26

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                       131
Bank Fees                                           147
Public Reporting Fees                                16
Employee Relocation/Training                         11
Data Processing                                      19
Dues and Subscriptions                               11
Outside Services                                    114
Project Development Costs net of Billings           (34)
Director Fees                                        25
Miscellaneous                                        19
Professional Fees - Bankruptcy                    3,428
Cost Allocation - Out                              (267)
                                           ------------
                                           $      5,223
                                           ============
Allocation:
Wagner Castings                                     177
Northern Castings                                    47
Ironton Iron                                          0
Lynchburg Foundry                                   179
Columbus Foundry                                    290
Wagner Havana                                         0
Intermet U.S. Holdings                              241
Cast-Matic Corp.                                     76
Diversified Diemakers                               240
Ganton Technologies                                 156
Tool Products                                       127
Intermet Corporation                              3,689
                                           ------------
Total                                      $      5,223
                                           ============

Intermet Corp and Subsidiaries
Balance Sheet as of 12-31-04

                                              CASE # 04-67613
                                              ---------------
                                                 SUDBURY
                                                   INC.
                                              ---------------
Cash And Equivalents                           $          0
Accounts Receivable                                       7
Short-Term Intercompany Receivables                       0
Inventories                                               0
Other Current Assets                                      0
                                               ------------
   TOTAL CURRENT ASSETS                                   7

Land and Buildings                                   (2,294)
 Machinery & Equipment                                2,676
 Construction In Progress                                 0
                                               ------------
 Total Fixed Assets                                     382
 Accumulated Depreciation                             3,887
                                               ------------
    NET FIXED ASSETS                                  4,269

 Investment In Subsidiaries                               0
Investment In European Operations                         0
 Long-Term Intercompany Receivables                  12,860
 Deferred Taxes, Long-Term Asset                          0
 Other Assets                                        58,366
                                               ------------

    TOTAL ASSETS                               $     75,502
                                               ============

LIABILITIES AND SHAREHOLDER EQUITY
POST PETITION LIABILITIES
Accounts Payable                               $          0
Wages and Salaries  (See schedule)                        0
Taxes Payable - (See schedule)                            0
                                               ------------
  TOTAL POST PETITION LIABILITIES                         0

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                             0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                (2,031)
 Accrued Tax - State                                      0
 Accrued Property Taxes                                  47
 Accrued Workers Comp                                     0
 Accrued Payroll                                          0
Accrued Payroll Taxes                                     0
                                               ------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           (1,984)

UNSECURED LIABILITIES
Accounts Payable                                          1
IDR Bonds                                                 0
                                               ------------
TOTAL UNSECURED LIABILITIES                               1

OTHER LIABILITIES
Accrued Liabilities                                       2
Short-Term Intercompany Payables                          0
Capital Leases                                            0
 Retirement Benefits                                      0
 Deferred Taxes - Long-Term Liability                     0
 Other Long-Term Liabilities                              0
 Long-Term Intercompany Payables                     64,312
 Minority Interest                                        0
                                               ------------
 TOTAL LIABILITIES                                   62,331

 Common Stock                                             0
 Capital In Excess Of Par Value                      86,100
Retained Earnings - Prepetition                     (72,740)
Retained Earnings - Post Petition                      (189)
Equity In European Operations                             0
 Accumulated Translation Adjustment                       0
 Minimum Pension Liability Adjustment                     0
 Unearned Restricted Stock                                0
                                               ------------
TOTAL SHAREHOLDER EQUITY                             13,171

 TOTAL LIABILITIES AND EQUITY                  $     75,502
                                               ============

PERIOD ENDED: 12-31-04             SUDBURY INC.                   CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of      Accrued/    Payments/      as of
                                     11/30/2004    Withheld    Deposits    12/31/2004
                                     ------------------------------------------------
Income tax withheld: Federal             $0          $0           $0           $0
Income tax withheld: State               $0          $0           $0           $0
Income tax withheld: Local               $0          $0           $0           $0
FICA Withheld                            $0          $0           $0           $0
Employers FICA                           $0          $0           $0           $0
Unemployment Tax: Federal                $0          $0           $0           $0
Unemployment Tax: State                  $0          $0           $0           $0
All Other Payroll W/H                    $0          $0           $0           $0
                                         $0          $0           $0           $0
State Taxes: Inc./Sales/Use/Excise       $0          $0           $0           $0
Property Taxes                           $0          $0           $0           $0
                                         $0
Workers Compensation                      0           0            0            0
                                     --------------------------------------------

Total                                    $0          $0           $0           $0

Wages and Salaries                        0           0            0            0
                                     --------------------------------------------

Grand Total                              $0          $0           $0           $0
                                     ============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                         $0           $0           $    0
Accounts Receivable                      $0           $0           $7,000

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                              CASE # 04-67613
                                               SUDBURY, INC.
                            -------------------------------------------------
       ACCOUNT TYPE           INVESTMENT          INVESTMENT
        ACCOUNT #            413046662076        413046663076
           BANK             Morgan Stanley      Morgan Stanley         TOTAL
BEGINNING BANK BALANCE         293,751               1,849            295,600
RECEIPTS                           449                   3                451
TRANSFERS IN (CORPORATE)             -                   -                  -
DIP INFLOW                           -                   -                  -
DISBURSEMENTS                     (125)               (125)              (250)
TRANSFERS OUT (CORPORATE)            -                   -                  -
DIP REPAYMENT                        -                   -                  -
                            -------------------------------------------------
ENDING BANK BALANCE            294,074               1,727            295,801

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.             Capacity:        ___      Shareholder
      Case Number: 04-67613                      ___      Officer
                                                 ___      Director
                                                 ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:           Weekly       or               Monthly

                                     _______                       _______

CURRENT BENEFITS PAID:               Weekly       or               Monthly

           Health Insurance          _______                       _______

           Life Insurance            _______                       _______

           Retirement                _______                       _______

           Company Vehicle           _______                       _______

           Entertainment             _______                       _______

           Travel                    _______                       _______

           Other Benefits            _______                       _______

           Total Benefits            _______                       _______

CURRENT OTHER BENEFITS PAID:         Weekly       or               Monthly

           Rent Paid                 _______                       _______

           Loans                     _______                       _______

           Other (Describe)          _______                       _______

           Other (Describe)          _______                       _______

           Other (Describe)          _______                       _______

           Total Other Payments      _______                       _______

CURRENT TOTAL OF ALL PAYMENTS:       Weekly       or               Monthly

                                     _______                       $0

Dated: JANUARY 20, 2005            ______________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

020.84818.1                                                               Form 6

                                                           Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                       CARRIER                 POLICY PERIOD
   --------------                       -------                 -------------
Property                            Lloyds                    11/1/04-11/1/05
Boiler/Machine                      Hartford                  11/1/04-11/1/05
Cargo                               Fireman's Fund            11/1/04-11/1/05
Truck Cargo                         Fireman's Fund            11/1/04-11/1/05

Aviation                            USAIG                     11/1/04-11/1/05

Fiduciary                           St. Paul                  11/1/04-11/1/05

Primary D&O                         St. Paul                  11/1/04-11/1/05
Excess D&O                          Chubb                     11/1/04-11/1/05
Excess D&O                          Platte River              11/1/04-11/1/05

Crime                               AIG                       12/1/04-12/1/05

General Liability                   ACE                       12/22/04-12/22/05
Umbrella                            National Union            12/22/04-12/22/05

Workers' Comp                       ACE                       12/22/04-6/22/05
Excess Workers' Comp                ACE                       12/22/04-12/22/05

Auto                                ACE                       12/22/04-12/22/05

Foreign (DIC)                       ACE                       12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67602
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDM, INC.                                  )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X        Operating Statement                         (Form 2)

      X        Balance Sheet                               (Form 3)

      X        Summary of Operations                       (Form 4)

      X        Monthly Cash Statement                      (Form 5)

      X        Statement of Compensation                   (Form 6)

      X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                            YES X          NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                            YES X          NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                            YES X          NO___

5.    All United States Trustee Quarterly fees have been paid and are current
                                                            YES X          NO___
6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                            YES X          NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005             /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer (248) 952-2500
                                    ----------------------- --------------------
                                    Title                   Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: SUDM, INC.                                              CASE NO. 04-67602

      All activity for SUDM, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04- 67609).

                             MONTHLY CASH STATEMENT

                        Period Ending: DECEMBER 31, 2004

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll     Tax      Cash Coll.  Petty Cash
                                  Acct.     Acct.      Acct.      Acct.        Acct.
A. Beginning Balance              _____     _____      _____      _____        _____

B. Receipts                       _____     _____      _____      _____        _____
   (Attach separate schedule)

C. Balance Available              _____     _____      _____      _____        _____
   (A+B)

D. Less Disbursements             _____     _____      _____      _____        _____
   (Attach separate schedule)

E. Ending Balance                 ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE CONSOLIDATED
   (C-D)                          COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
       1.       Depository Name & Location  _____________________________

       2.       Account Number              _____________________________

Payroll Account:
       1.       Depository Name & Location  _____________________________

       2.       Account Number              _____________________________

Tax Account:
       1.       Depository Name & Location  _____________________________

       2.       Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: JANUARY 20, 2005                      ______________________________
                                            Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.                Capacity:   ___   Shareholder
      Case Number: 04-67602                 ___   Officer
                                            ___   Director
                                            ___   Insider

      MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
      AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
      (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:               Weekly       or             Monthly

                                         _______                     _______

CURRENT BENEFITS PAID:                   Weekly       or             Monthly

                  Health Insurance       _______                     _______

                  Life Insurance         _______                     _______

                  Retirement             _______                     _______

                  Company Vehicle        _______                     _______

                  Entertainment          _______                     _______

                  Travel                 _______                     _______

                  Other Benefits         _______                     _______

                  Total Benefits         _______                     _______

CURRENT OTHER BENEFITS PAID:             Weekly       or             Monthly

                  Rent Paid              _______                     _______

                  Loans                  _______                     _______

                  Other (Describe)       _______                     _______

                  Other (Describe)       _______                     _______

                  Other (Describe)       _______                     _______

                  Total Other Payments   _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:           Weekly       or             Monthly

                                         _______                     $0

Dated: JANUARY 20, 2005             ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE            CARRIER        POLICY PERIOD
--------------            -------        -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67610
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                 )
                           Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                    (Form 2)

      X     Balance Sheet                          (Form 3)

      X     Summary of Operations                  (Form 4)

      X     Monthly Cash Statement                 (Form 5)

      X     Statement of Compensation              (Form 6)

      X     Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                          YES X     NO ___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                          YES X     NO ___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                          YES X     NO ___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                          YES X     NO ___

6.    Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                          YES X     NO ___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005             /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer       (248) 952-2500
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                                    CASE # 04-67610
                                                                          TOOL
                                                                     PRODUCTS, INC.
                                                          -------------------------------------
                                                          Current Month      Total Since Filing
                                                          -------------      ------------------
Net Sales                                                  $    4,544            $   14,336

Cost of Goods Sold
Materials and Freight                                             815                 2,884
Wages - Hourly                                                  1,021                 3,097
Wages-Salary                                                      205                   696
Employee Benefits and Pension                                     531                 1,443
 Repairs & Maintenance                                             14                   218
Supplies                                                          211                   521
Utilities                                                         221                   625
Purchased Components/Services                                     974                 2,847
Income(loss) from Pattern Sales                                    (1)                    -
 Fixed Asset - (gain/loss)                                          -                     -
 MIS Expense                                                       16                    63
 Travel & Entertainment                                             6                    22
 Other Variable Costs                                             131                   207
 Depreciation & Amortization                                      207                   551
 Other Allocated Fixed Costs                                        -                     -
 Other Fixed Costs                                                 55                   158
                                                           ----------            ----------
Cost of Goods Sold                                              4,406                13,332

Gross Profit                                                      138                 1,004

Plant SG&A Expense                                                (37)                  179
SG&A Expense - Allocation (Sched 1)                               127                   381
 Other Operating Expenses                                           3                     3
                                                           ----------            ----------
 Total Operating Expenses                                          93                   563

 Operating Profit                                                  45                   441

 Outside Interest Income                                            -                     -
 Outside Interest (Expense)                                         3                    (7)
 Intercompany Interest Income                                       -                     -
 Intercompany Interest (Expense)                                  (63)                 (188)
 Charges (From) Affiliates                                          -                     -
 Charges To Affiliates                                              -                     -
Income/Loss From European Operations                                -                     -
 Other Income/(Expense)                                             -                     -
                                                           ----------            ----------
 Total Non-Operating Expenses                                     (60)                 (195)

 Income Before Income Taxes                                       (15)                  246

 Income Tax Expense                                                 3                    10

                                                           ----------            ----------
 Net Income                                               ($       18)           $      236
                                                           ==========            ==========

Intermet Corp  and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            December
                                                           ----------
Officer Compensation                                       $      189
Salary Expense other Employees                                    799
Employee Benefits and Pension                                     (23)
Payroll Taxes                                                      39
Other Taxes                                                         0
Rent and Lease Expense                                            220
Interest Expense
Insurance                                                          36
Automobile and Truck Expense                                        1
Utilities(Gas Electric,Phone)                                      84
Depreciation                                                      128
Travel and Entertainment                                           55
Repairs and Maintenance                                            51
Advertising/Promotion                                               0
Supplies, Office Expense                                           26

OTHER:
Contributions                                                       0
Professional Fees - Audit/Tax                                     131
Bank Fees                                                         147
Public Reporting Fees                                              16
Employee Relocation/Training                                       11
Data Processing                                                    19
Dues and Subscriptions                                             11
Outside Services                                                  114
Project Development Costs net of Billings                         (34)
Director Fees                                                      25
Miscellaneous                                                      19
Professional Fees - Bankruptcy                                  3,428
Cost Allocation - Out                                            (267)
                                                           ----------
                                                           $    5,223
                                                           ==========

Allocation:
Wagner Castings                                                   177
Northern Castings                                                  47
Ironton Iron                                                        0
Lynchburg Foundry                                                 179
Columbus Foundry                                                  290
Wagner Havana                                                       0
Intermet U.S. Holdings                                            241
Cast-Matic Corp.                                                   76
Diversified Diemakers                                             240
Ganton Technologies                                               156
Tool Products                                                     127
Intermet Corporation                                            3,689
                                                           ----------
Total                                                      $    5,223
                                                           ==========

PERIOD ENDED: 12-31-04        TOOL PRODUCTS, INC. (JACKSON)       CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                      Balance
                                              as of        Accrued /      Payments /        as of
                                            11/30/2004      Withheld       Deposits      12/31/2004
                                            -------------------------------------------------------
Income tax withheld: Federal                ($  21,046)    ($  46,713)    $   52,958     ($  14,801)
Income tax withheld: State                           0              0              0              0
Income tax withheld: Local                           0              0              0              0
FICA Withheld                                  (14,985)       (32,688)        37,644        (10,029)
Employers FICA                                 (14,985)       (32,688)        37,644        (10,029)
Unemployment Tax: Federal                       (1,651)          (293)             0         (1,944)
Unemployment Tax: State                         (1,835)          (863)             0         (2,698)
All Other Payroll W/H                             (264)       (11,914)        11,914           (264)

State Taxes: Inc./Sales/Use/Excise              (6,000)        (3,000)         6,000         (3,000)
Property Taxes                                  53,063        (53,063)             0              0

Workers Compensation                            (4,962)       (20,000)             0        (24,962)
                                            -------------------------------------------------------

Total                                       ($  12,664)    ($ 201,223)    $  146,159     ($  67,728)

Wages and Salaries                            (101,668)       (45,716)        75,777        (71,608)
                                            -------------------------------------------------------

Grand Total                                 ($ 114,332)    ($ 246,940)    $  221,936     ($ 139,335)
                                            =======================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                  Total        0-30 Days      30-60 Days    Over 60 Days
Accounts Payable                           ($  295,931)   ($  295,931)    $        0     $        0
Accounts Receivable                         $2,186,871     $1,536,129     $  238,410     $  412,332

PERIOD ENDED: 12-31-04     TOOL PRODUCTS, INC. (MINNEAPOLIS)      CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                     Balance
                                               as of        Accrued /     Payments /       as of
                                             11/30/04       Withheld       Deposits       12/31/04
                                            -------------------------------------------------------
Income tax withheld: Federal                 $       0      $       0     $        0      $       0
Income tax withheld: State                   $       0      $       0     $        0      $       0
Income tax withheld: Local                   $       0      $       0     $        0      $       0
FICA Withheld                                $       0      $       0     $        0      $       0
Employers FICA                               $       0      $       0     $        0      $       0
Unemployment Tax: Federal                    $       0      $       0     $        0      $       0
Unemployment Tax: State                      $       0      $       0     $        0      $       0
All Other Payroll W/H                        $       0      $       0     $        0      $       0

State Taxes: Inc./Sales/Use/Excise           $       0      $       0     $        0      $       0
Property Taxes                              ($  21,151)    ($   9,802)    $        0     ($  30,952)

Workers Compensation                        ($  24,500)    ($  56,684)    $    4,423     ($  76,761)
                                            -------------------------------------------------------

Total                                       ($  45,651)    ($  66,486)    $    4,423     ($ 107,713)

Wages and Salaries                          ($ 144,970)     $  40,526     $  104,444      $       0
                                            -------------------------------------------------------

Grand Total                                 ($ 190,621)    ($  25,960)    $  108,868     ($ 107,713)
                                            =======================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                   Total       0-30 Days      30-60 Days    Over 60 Days
Accounts Payable                            $  685,108     $  676,741     $    8,367     $        0
Accounts Receivable                         $5,511,215     $3,211,076     $1,424,527     $  875,612

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                       CASE # 04-67610
                                                                  TOOL PRODUCTS, INC (JACKSON)
                                      ------------------------------------------------------------------------------------
      ACCOUNT TYPE                    LOCKBOX 672984         LOCKBOX 77881           AP            PR
       ACCOUNT #                        1851811321             363168104         2176982870    2176983068
          BANK                           Comerica         Bank One - Inactive     Comerica      Comerica          TOTAL
BEGINNING BANK BALANCE                           -                 -                      -             -                -
RECEIPTS                                 1,007,648                 -                      0             -        1,007,648
TRANSFERS IN (CORPORATE)                         -                 -                690,324       152,569          842,894
DIP INFLOW                                       -                 -                      -             -                -
DISBURSEMENTS                                    -                 -               (690,324)     (152,569)        (842,894)
TRANSFERS OUT (CORPORATE)               (1,007,648)                -                      -             -       (1,007,648)
DIP REPAYMENT                                    -                 -                      -             -                -
                                      ------------------------------------------------------------------------------------
ENDING BANK BALANCE                              -                 -                   0.00             -             0.00
WIRES PAID FOR BY CORPORATE                                                         787,389       357,741        1,145,130

CHECKS ISSUED                                                                       622,149
                                                                                -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                    $ 1,409,538
                                                                                ===========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                                111,907
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                               (756)
CHECKS ISSUED IN DECEMBER                                                           622,149
CHECK CLEARED IN DECEMBER                                                          (690,324)
                                                                                -----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)                $    42,975
                                                                                ===========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                  TOTAL DISBURSEMENTS
---------------------------------------------------------------------------
ADVANCED METAL PRODUCTS                                      $   356.25
ADVANTAGE ELECTRONICS                                            246.74
AH ASSOCIATES                                                  3,200.00
AIRGAS SOUTH                                                   3,930.43
ALCAN PRIMARY PRODUCTS CORP.                                 349,429.60
ALCHEM ALUMINUM, INC.                                        384,780.00
AMCOR                                                            270.00
AVAYA                                                            466.24
B & B FIRE PROTECTION                                            289.58
B & B TOOL AND DIE COMPANY INC                                84,880.00
BELLSOUTH                                                      1,093.41
BERTELKAMP AUTOMATION, INC.                                    1,114.90
BLUFF CITY ELECTRONICS                                           796.07
BUHLER INC                                                     1,263.64
BUTTS FOODS                                                    2,550.00
CANON FINANCIAL SERVICES, INC.                                 1,017.38
CAPP                                                           1,083.87
CHAPTER 13 TRUSTEE                                             5,677.13
CHEM TREND INCORPORATED                                       14,683.84
CIRCUIT COURT                                                     88.10
CITY OF JACKSON                                               22,388.55
CLIFTON, KRISTIE                                                 860.31
CONTRA COSTA                                                     380.00
CRANE SERVICE INC                                              2,139.00
CUPPLES J&J FAB SHOP                                           5,840.00
CUSTOM MOLD                                                      527.98
D M E CORP                                                     1,970.79
DANKA INDUSTRIES INC                                             579.93
DEPT. OF HUMAN SERVICES                                          894.18
DIEMER ASSOCIATES INC                                            969.26
DIMETEK INTERNATIONAL INC                                        900.00
DOUBLETREE HOTEL                                               6,140.35
DRS BURNETT & BURNETT                                             15.00
ENGINEERED PRODUCTS DIVIS                                      9,769.38
FERRELL GAS                                                      729.31
FISHER SCIENTIFIC                                                 40.66
FLOZONE SERVICES INC                                           4,724.00
FORBERG SCIENTIFIC                                               751.13
FRANKLIN ELECTROFLUID CO                                         298.20
FUGITT RUBBER AND SUPPLY CO                                    2,646.09
G & H INDUSTRIES                                               1,025.43
GENERAL SESSIONS COURT HAYWOOD                                   703.28
GOLDEN KEY REALTORS                                              650.00
GORDON PETERS                                                  1,886.41
GRAVES METAL PRODUCTS, INC.                                      437.82
GRIFFIN TOOL                                                  29,533.32
H C I SUPPLY INC.                                              8,717.85
HI TEMP PRODUCTS INC                                           4,260.75
HILDRETH                                                       2,828.24

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                  TOTAL DISBURSEMENTS
---------------------------------------------------------------------------
HUB CITY BLUEPRINT & SUPPLY CO                                  65.15
I SQUARED R ELEMENT CO., INC.                                1,022.86
INDUSTRIAL GYPSUM                                              370.00
INDUSTRIAL LUBRICANTS, INC.                                    683.50
INTEGRATED SALES & ENGINEERING                               8,002.38
JACKSON COMMUNICATIONS                                          49.39
JACKSON ENERGY AUTHORITY                                    82,313.72
JENNIFER CHERRY                                                 29.62
JIT FORMS                                                    1,247.90
JONES, GRADY W.-CO. OF MEMPHIS                               1,500.00
KOBOLD INSTRUMENTS                                           1,069.41
L & S PRECISION TOOL                                         3,899.00
L&H SUPPLY CO INC                                            4,189.15
LAB SAFETY SUPPLY INC                                           89.40
LINE PRECISION INC.                                          8,596.00
LOWE'S COMPANIES                                               202.95
M & I MACHINE                                                3,487.50
Machine Tool & Supply (JKSN)                                 1,403.82
MACK PEST CONTROL                                              140.00
MADISON ELECTRIC SERVICE                                       962.38
MADISON FARMERS COOP                                           478.62
MADISON FINISHING INC                                       52,300.00
MARCUS HEATING                                                 623.30
MARTIN INDUSTRIAL                                            3,502.07
MCMASTER CARR SUPPLY CO                                      1,779.95
METALLICS SYSTEMS CO. L.P.                                   1,023.00
METALLURG ALUMINUM                                           5,000.00
MIDVALE INDUSTRIES INC                                       5,160.00
MIRSA CORPORTION                                             3,000.00
MOLTEN METAL EQUIP. INNOVATION                               1,077.00
MTRONICS.COM INCORPORATED                                  108,000.00
NATIONAL ELEMENT                                             4,183.20
NORTHSIDE MEDICAL CLINC                                        702.00
OMEGA ENGINEERING INC                                          187.95
PARAMOUNT UNIFORM RENTAL                                     1,461.66
PAT WALKER PETTY CASH                                        1,055.78
PENNSYLVANIA STATE CHILD SUPPORT                               535.40
PRECISION MACH PRODUCTS                                     31,252.62
PRECISION TOOL                                               1,940.00
PROCESS & POWER INC                                            714.97
PROGRESSIVE MACHINE TOOL & DIE                                  56.25
PYROTEK, INC.                                               18,672.66
RIMROCK CORP                                                 1,060.95
ROLLIN' DJ ENTERTAINMENT CO.                                   400.00
SHERRY CHURCH                                                  118.79
SPAN AMERICA INC                                             2,500.00
SPECTRUM FINISHING                                           4,830.48
SPRINT                                                         135.08
STRIKO DYNARAD CORPORATION                                   1,067.65

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

                VENDOR                                  TOTAL DISBURSEMENTS
---------------------------------------------------------------------------
SUPERIOR FIRE PROTECTION                                          225.00
SYSTEMS UNLIMITED                                                 268.50
TEC ENVIRONMENTAL LABORATORIES                                    645.00
TENNESSEE CHILD SUPPORT                                         3,875.74
THE ROYAL GROUP                                                 4,571.98
TRANSFAIR INC.                                                  6,235.00
TRANSMAN                                                       38,801.00
UNITED SAW AND SUPPLY CO                                          450.80
VERIZON WIRELESS                                                  959.41
WEST TENNESSEE COFFEE SERVICE                                     495.24
WILSON TOOL AND DIE, INC.                                       8,475.00
ZYP COATINGS INC.                                               2,567.00
                                                           -------------
                                                           $1,409,537.58

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 12/31/04

JACKSON - BANK RECONCILIATION

Bank Balance                                               $        -

Actual Outstanding Checks                                   42,975.38
Misc Reconciling Items rectified in January                    196.80
                                                           ----------
                                                            43,172.18

Unadjusted GL Balance                                       43,172.18
                                                           ----------

Difference                                                 $        -
                                                           ==========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

CHECK          DATE            OUTSTANDING
19831       10/26/2004         $    692.00
20042       11/24/2004              330.89
20217       12/15/2004              682.32
20222       12/15/2004              623.30
20225       12/15/2004              234.00
20252       12/22/2004              177.50
20255       12/22/2004              409.00
20266       12/22/2004               95.00
20267       12/22/2004              679.66
20279       12/22/2004               49.39
20282       12/22/2004            1,868.75
20286       12/22/2004           36,000.00
20290       12/22/2004              534.98
20297       12/22/2004              598.59
                               -----------

                               $ 42,975.38

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                              CASE # 04-67610
                                                         TOOL PRODUCTS - MINNEAPOLIS
                                  ----------------------------------------------------------------------------
      ACCOUNT TYPE                LOCKBOX 672990     DEPOSIT           AP               PR
        ACCOUNT #                   1851811339     104756210449     2176982920      2176983076
          BANK                       Comerica        US Bank        Comerica         Comerica         TOTAL
BEGINNING BANK BALANCE                      -              -                 -               -               -
RECEIPTS                            5,726,488         79,290                 -               -       5,805,778
TRANSFERS IN (CORPORATE)                    -              -         1,268,063         109,529       1,377,592
DIP INFLOW                                  -              -                 -               -               -
DISBURSEMENTS                               -           (440)       (1,268,063)       (109,529)     (1,378,033)
TRANSFERS OUT (CORPORATE)          (5,726,488)       (71,156)                -               -      (5,797,644)
DIP REPAYMENT                               -              -                 -               -               -
                                  ----------------------------------------------------------------------------
ENDING BANK BALANCE                         -          7,694                 -               -           7,694

WIRES PAID FOR BY CORPORATE                                            953,836         684,983       1,638,819
CHECKS ISSUED                                                        1,278,373
                                                                    ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)        $2,232,209
                                                                    ==========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                    78,976
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                (2,374)
CHECKS ISSUED IN DECEMBER                                            1,278,373
CHECK CLEARED IN DECEMBER                                           (1,268,044) Includes $ 18.95 of other EFT
                                                                    ----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)        86,931
                                                                    ==========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                           TOTAL DISBURSEMENTS
----------------------------------------------------------------------------
A FINKL & SONS CO                                          $     62,268.45
A&C METALS-SAWING INC                                             2,359.42
ACCUMARK, INC.                                                      260.44
ACTIVAR INDUSTRIAL PLASTICS                                         304.63
ADAMS NUT & BOLT COMPANY                                            740.75
ADVANTAGE ENG.                                                      363.70
AIRPORT & AIRLINE TAXI-CAB                                          108.40
ALERT FIRE & SAFETY CO                                            1,546.74
APPLIED PRODUCTS, INC.                                              311.81
ARROW CRYOGENICS                                                 26,898.61
ASSOCIATED BAG COMPANY                                              416.36
AT&T                                                                220.29
AUTOMATED FINISHING INC                                              60.50
AUTOMATION SENSORS INC                                            1,185.11
AVTEC FINISHING SYSTEMS,INC.                                         61.88
BANN FORMS TECHNOLOGY                                               794.63
BARNES DISTRIBUTION                                                  70.81
BODYCOTE TAUSSIG INC.                                               860.00
BOHLER UDDEHOLM CORP                                                145.88
BRAAS COMPANY                                                     1,200.06
BRAUN INTERTEC                                                       94.00
BROWNING & FERRIS                                                 1,158.26
BUHLER INC                                                        3,503.25
C & H DISTRIBUTOR,INC.                                              918.22
C.P. VICTOR H. LOPEZ                                                300.00
CAD/CAM                                                           3,780.00
CADD/ENGINEERING SUPPLY, INC.                                       108.50
CARBON PRODUCT TECHNOLOGY                                         2,667.25
CASTOOL                                                             650.00
CENTERPOINT ENERGY MARKETING                                     73,298.92
CENTRAL CONTAINER CORP                                           42,651.74
CERTIFIED POWER INC                                                 217.48
CHECKER MACHINE                                                     147.00
CHEM TREND LIMITED PARTNERSHIP                                   39,557.71
CINCINNATI TEST SYSTEMS, INC                                        899.26
CINDY MANCUSO                                                        78.35
CITY OF NEW HOPE                                                  5,961.12
CONCEPT MACHINE TOOL                                                 96.86
CON-WAY CENTRAL EXPRESS                                             125.23
CROWLEY & ASSOCIATES                                              8,866.27
CULLIGAN METRO                                                      401.00
DADANT & SONS, INC                                                  553.56
DARRELL SCHULTZ                                                      35.00
DAVE ALEXANDER                                                       22.50
DECO TOOL SUPPLY COMPANY                                          2,464.15
DEPARTMENT OF SOCIAL SERVICES                                       188.05
DIEMER ASSOCIATES INC                                            16,540.44
DOALL TWIN CITIES CO                                                162.63
DOSATRON INCORP                                                      72.95

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                              TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
DUNCAN COMPANY                                                      886.33
DWAYNE VOSS                                                         783.77
DYNAMEX                                                             398.20
ECO FINISHING                                                     1,982.96
EDM SALES & SUPPLIES                                             10,661.85
EDM TECH CENTER                                                     477.58
EDP ENGINEERING GROUP                                            70,342.87
EMPLOYERS ASSOCIATION                                             3,082.58
ENGINEERED FINISHING CORP.                                        6,362.55
ENGINEERED PRODUCTS DIVIS                                        33,619.13
ENTEGEE/ADVANCE POSSIS                                           10,395.95
FAMILY SUPPORT PAYMENT CENTER                                       252.70
FASTENAL COMPANY                                                  6,835.73
FED EX FREIGHT                                                    1,668.84
FEDEX                                                               942.95
FEDEX FREIGHT EAST                                                5,981.63
FERRELLGAS                                                        1,463.79
FIREBRICK ENGINEERING                                             1,635.21
FLAME METALS PROCESSING                                              30.00
FOUR SEASONS FLORAL & GIFTS                                         237.70
FRANKLIN QUEST CO                                                    33.21
FRED FROELICH                                                     3,886.22
FRISBY P.M.C.                                                       626.88
GARLANDS INC                                                        197.59
GENERAL ELECTRIC CAPITAL                                         30,806.55
GERARD DUNNE                                                        185.00
GRAYBAR ELECTRIC                                                    114.02
H. R. PETERSON CO.                                                  287.76
HARBOR FREIGHT TOOLS                                                134.99
HARD CHROME INC                                                   2,650.00
HARTFIEL COMPANY                                                     62.88
HELP SYSTEMS INC                                                  1,762.62
HILDRETH                                                          2,008.75
HOLIDAY                                                           1,687.52
HOSE/CONVEYORS INCORPORATED                                       1,283.94
IBM LIMITED SPECIAL BILLING                                           9.00
IKON FINANCIAL SERVICES                                           3,442.39
IKON OFFICE SOLUTIONS                                               579.23
IMPRINT ENTERPRISES                                                 263.12
INDUSTRIAL FLOOR MAINT                                              120.88
INDUSTRIAL HYDRAULIC SERVICE                                      3,703.36
INDUSTRIAL POWER SALES                                              571.28
INLAND PAPERBOARD & PKG, INC.                                     9,657.50
INTEGRA TELECOM                                                   2,878.37
INTEGRATED SALES & ENGINEERING                                    5,912.12
INTERNAL REVENUE SERVICE                                          1,665.34
INTERNET INC.                                                       286.40
J & W INSTRUMENTS, INC.                                           1,173.75
JEFF JOHNSON                                                        635.73

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                              TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
JERRY KAYE                                                          900.00
JESCO INDUSTRIAL SUPPLIES                                           470.60
JESKA TECHNICAL SERVICE, INC                                      1,850.00
JIM SANDELL                                                          91.01
JOHN HENRY FOSTER CO                                                259.80
JOHN PETERZEN                                                        21.24
KEITH WINTER                                                        931.03
KEVIN HEIMANN                                                       172.00
KHOU LO                                                              54.67
KIRSTEN MULARKY                                                     400.00
KURT MANUFACTURING COMPANY                                      163,705.77
LAB SAFETY SUPPLY INC                                                71.51
LAKELAND ENG                                                         55.90
LAKEVIEW POLISHING                                               11,485.00
LARRY SCHWEBACH                                                     601.01
LEEF BROS INC                                                     7,956.89
LIBERTY MUTUAL INSURANCE GROUP                                    4,462.90
LOFTEN LABEL, INC.                                                  383.85
LUBE TECH                                                         2,616.47
M & M HYDRAULIC CO                                                2,162.22
MAKRITE PARTS                                                       350.00
MANPOWER                                                          1,666.74
MARODI INC                                                        2,638.33
MARTIN CALIBRATION                                                2,515.75
MATT HANKEN                                                         403.25
MAZAK CORPORATION                                                   191.25
MCMASTER CARR SUPPLY CO                                           1,855.99
MESSERLI & KRAMER                                                 1,289.84
METAL MECHANICS                                                      57.36
METAL TREATERS INC                                                5,578.55
METALMATIC                                                       32,026.08
MICHAEL DAHLEN                                                       42.56
MICRON INSP & CALIBRATION SER                                        40.00
MICRO-WELD                                                        4,790.00
MID STATE FABRICATING INC                                            94.10
MIDWEST MACHINE TOOL                                              2,537.33
MINDAK DISTRIBUTING                                                 228.11
MINN CHILD SUPPORT PAYMENT CTR                                   10,068.65
MINNESOTA DEPT OF REVENUE                                         5,717.00
MINNESOTA DEPT OF REVENUE                                           540.59
MINNESOTA ELECTRICAL ASSOC                                         (224.00)
MINNESOTA GLOVE INC                                                 326.97
NADCA                                                               175.00
NANCY MICKELSON                                                      83.76
NEW DIMENSION PLATING                                             7,652.52
NORANDA ALUMINUM                                                 98,273.94
NORTH SECOND STREET STEEL                                         2,655.09
NORTHERN SANITARY SUPPLY                                          1,386.75
NOTT CO.                                                             45.46

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                              TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------
NOVOTECHNIK U.S. INC                                                978.88
OCCUPATIONAL MEDICINE                                               382.50
OSI ENVIRONMENTAL                                                 5,733.70
P & H SERVICES INC.                                               1,009.90
P F C EQUIPMENT                                                     287.44
PAM'S POLISHING                                                   8,320.00
PARAGON TECHNOLOGIES                                              1,252.95
PAUL KARNOWSKI                                                      695.83
PERSONNEL RESEARCH SERVICES                                         473.00
PETTY CASH                                                          548.20
PHELPS ASSOCIATES                                                 1,719.45
PHYGEN, INC.                                                        938.53
PIONEER METAL FINISHING                                           8,385.83
PIRTEK PLYMOUTH                                                     970.52
PITNEY BOWES INC                                                    204.48
POLCO METAL FINISHING INC                                           342.81
POSTAGE BY PHONE CMRS-PB                                          2,500.00
POWDER TECH                                                       9,496.04
PRECISION POLISHING                                              11,284.00
PRECISION TOOL CO.                                                  372.08
PRODUCTIVITY INC                                                    846.69
PROGRESSIVE COMPONENTS                                            1,982.78
PROGRESSIVE ENGINEERING                                           1,929.80
PROLIFT SERVICES, INC                                             1,608.78
PYROTEK                                                             913.01
QUAD STEEL                                                        8,075.00
QUEST ENGINEERING INC                                             1,242.26
QWEST DEX MEDIA EAST LLC                                             34.80
R E PURVIS & ASSOCIATES                                              64.86
REID TOOL SUPPLY                                                     30.71
RELIASTAR BANKERS                                                 1,607.65
RELIASTAR LIFE INSURANCE CO.                                      4,814.29
REPLENEX (A-1 CUTTING TOOLS)                                        208.07
RICE INDUSTRIES                                                   6,829.36
RICHARD DAMMAR                                                      192.32
RICK KRAMBER                                                        105.06
RIMROCK CORP                                                     17,010.52
RIVER CITY PACKAGING                                              1,888.80
S & T OFFICE PRODUCTS INC                                         1,352.32
S.W.ANDERSON                                                        642.60
SAM'S CLUB                                                          315.67
SAVOIE SUPPLY CO. INC.                                            5,133.72
SBC PAGING                                                           44.84
SETON IDENTIFICATION PRODUCTS                                       103.07
SPECTRO ALLOYS CORP                                             754,728.00
SPECTRO ANALYTICAL                                                1,060.00
SPECTRUM FINISHING                                                4,395.36
SPECTRUM INDUSTRIES                                               3,639.90
SPHERION                                                         87,093.52

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
DECEMBER 2004

        VENDOR                                             TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
SPIRIT TOOL & DIE                                                 4,246.34
SPIROL INTERNATIONAL CORP                                           647.66
SPRAY RITE INC                                                   20,415.35
STAR TRIBUNE                                                        480.00
STERLING INC.                                                       496.15
STEVE GROTKIN                                                    10,740.66
STORK-TWIN CITY TESTING CORP                                        330.00
STRYKO DYNARAD CORPORATION                                          538.73
SUB-MEX                                                          73,989.72
TEXTRON FASTENING SYSTEMS                                         5,918.90
THOMAS ZAGER                                                        114.17
TILSNER CARTON CO.                                               10,284.95
TOLL COMPANY                                                      2,950.69
TOOLING ASSOCIATES                                                1,385.55
TOSHIBA MACHINE COMPANY                                             822.18
TOTAL TOOL SUPPLY                                                   502.50
TOYOTA-LIFT OF MINNESOTA                                            292.59
TRANS-MAN LOGISTICS, INC.                                        40,956.64
TRIUS MANUFACTURING                                                 966.49
TROUT ENTERPRISES, INC.                                           1,311.00
TRU-TONE FINISHING                                                3,793.50
TULL BEARINGS CO                                                  3,770.57
UNITED ELECTRIC CORP                                              9,676.51
UNITED STATES TREASURY                                              125.00
UNUM LIFE INS. CO. OF AMERICA                                       916.09
UNUM LIFE INSURANCE CO. OF AMERICA                                6,990.28
VALMONT/APPLIED COATING TECH.                                    45,233.08
VEKTEK INC                                                       12,781.94
VERIZON WIRELESS                                                    286.60
VERSA IRON & MACHINE                                              1,107.00
W W GRAINGER INC                                                    706.88
WALTER HAMMOND CO                                                   757.82
WEST WELD                                                           418.19
WESTMAN SERVICE                                                     640.00
WEYERHAEUSER                                                         80.00
WILLIAM THONI                                                       330.20
WIRE WORX                                                        14,725.00
WISCONSIN SCTF                                                      252.50
XCEL ENERGY                                                      65,818.64
YALE INSPECTION SERVICES                                            593.20
                                                           ---------------

                                                           $  2,232,208.90

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 12/31/04

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                                             -

Actual Outstanding Checks                                  $     86,931.23

Unadjusted GL Balance                                            86,931.23
                                                           ---------------

Difference                                                 $             -
                                                           ===============

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

CHECK          DATE             OUTSTANDING
451298       10/12/2004         $    360.90
451669        11/4/2004              100.00
451757        11/8/2004              271.85
451812       11/11/2004              500.00
451837       11/11/2004               96.34
451855       11/15/2004              124.74
451863       11/16/2004              124.08
451941       11/18/2004              395.00
452020       11/30/2004               79.05
452035        12/2/2004               60.50
452042        12/2/2004            1,982.96
452068        12/3/2004              192.32
452086        12/3/2004              403.25
452118        12/3/2004              175.00
452162        12/3/2004              593.20
452188        12/8/2004              105.53
452255        12/9/2004              114.01
452259        12/9/2004              160.37
452283       12/15/2004              387.07
452288       12/15/2004              145.88
452296       12/16/2004               25.00
452309       12/16/2004           10,740.66
452330       12/16/2004              290.00
452333       12/16/2004               35.00
452354       12/17/2004              163.98
452358       12/20/2004              106.69
452365       12/21/2004            1,046.99
452366       12/21/2004            1,158.51
452371       12/21/2004              406.30
452374       12/21/2004            2,667.25
452391       12/21/2004                9.00
452400       12/21/2004              350.00
452402       12/21/2004               57.36
452410       12/21/2004              143.72
452415       12/21/2004              230.00
452429       12/21/2004            1,385.55
452433       12/21/2004               25.00
452435       12/21/2004              535.57
452439       12/21/2004              900.00
452441       12/22/2004              682.49
452444       12/22/2004              186.66
452447       12/22/2004              500.00
452453       12/22/2004            2,350.00
452457       12/22/2004            1,107.00
452458       12/22/2004               71.11
452459       12/27/2004              264.10
452460       12/27/2004           10,661.85
452465       12/27/2004            4,786.12

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

CHECK          DATE             OUTSTANDING
452469       12/27/2004              143.72
452470       12/27/2004            1,540.00
452471       12/27/2004              601.46
452474       12/27/2004              141.19
452475       12/27/2004              152.00
452479       12/28/2004            1,350.00
452480       12/28/2004                8.47
452481       12/28/2004            3,249.48
452482       12/28/2004              323.83
452483       12/28/2004              224.79
452484       12/28/2004              114.01
452485       12/28/2004              494.93
452486       12/29/2004              217.48
452487       12/29/2004              259.70
452488       12/29/2004               75.46
452489       12/29/2004              228.11
452490       12/29/2004               45.46
452491       12/29/2004                4.56
452492       12/29/2004              693.20
452493       12/29/2004               77.05
452494       12/30/2004              438.10
452495       12/30/2004            3,780.00
452496       12/30/2004              770.00
452497       12/30/2004              179.44
452498       12/30/2004               37.61
452500       12/30/2004            9,067.57
452501       12/30/2004               50.54
452502       12/30/2004              130.94
452503       12/30/2004              212.58
452504       12/30/2004               53.51
452505       12/30/2004            3,886.22
452506       12/30/2004              156.43
452507       12/30/2004               40.00
452508       12/30/2004               71.51
452510       12/30/2004            1,289.84
452511       12/30/2004              390.00
452512       12/30/2004            2,187.77
452513       12/30/2004              113.53
452514       12/30/2004              840.00
452515       12/30/2004                8.48
452516       12/30/2004              157.94
452517       12/30/2004              647.94
452518       12/30/2004              229.95
452519       12/30/2004               10.02
452520       12/30/2004            2,223.36
452521       12/30/2004              579.30
452522       12/30/2004            1,688.50
452523       12/30/2004               25.00
452524       12/30/2004               50.50
452525       12/30/2004              411.79
                                -----------

                                $ 86,931.23

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.         Capacity:         ___    Shareholder
      Case Number:  04-67610                        ___    Officer
                                                    ___    Director
                                                    ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                            Weekly            or              Monthly

                                                     _______                            _______

CURRENT BENEFITS PAID:                                Weekly            or                Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                            _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                          Weekly            or              Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______


                  Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                        Weekly            or              Monthly

                                                     _______                            $0

Dated: JANUARY 20, 2005              ___________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE                               CARRIER                            POLICY PERIOD
  --------------                               -------                            -------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67614
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
WAGNER CASTINGS CO.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                  YES  X      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES  X      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                  YES  X      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES  X      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                  YES  X      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                  /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries                         CASE #04-67614
Operating Statement                                         WAGNER
For the Month Ended 12-31-04                               CASTINGS
($000's)                                      --------------------------------------
                                              Current Month       Total Since Filing
                                              -------------       ------------------
Net Sales                                        $  4,891              $ 15,426

Cost of Goods Sold
Materials and Freight                               1,353                 4,492
Wages - Hourly                                        716                 2,185
Wages-Salary                                          420                 1,357
Employee Benefits and Pension                       1,343                 4,598
 Repairs & Maintenance                                171                   604
Supplies                                              257                   778
Utilities                                             506                 1,252
Purchased Components/Services                         714                 2,207
Income(loss) from Pattern Sales                       (22)                  (42)
 Fixed Asset - (gain/loss)                              -                     -
 MIS Expense                                           41                   136
 Travel & Entertainment                                 1                     6
 Other Variable Costs                                 628                   660
 Depreciation & Amortization                          356                 1,048
 Other Allocated Fixed Costs                            -                     -
 Other Fixed Costs                                    172                   479
                                                ---------             ---------
Cost of Goods Sold                                  6,656                19,760

Gross Profit                                       (1,765)               (4,334)

Plant SG&A Expense                                     13                    59
SG&A Expense - Allocation (Sched 1)                   177                   531
 Other Operating Expenses                               -                    (5)
                                                ---------             ---------
 Total Operating Expenses                             190                   585

 Operating Profit                                  (1,955)               (4,919)

 Outside Interest Income                                -                     -
 Outside Interest (Expense)                             -                     -
 Intercompany Interest Income                           -                     -
 Intercompany Interest (Expense)                      (49)                 (140)
 Charges (From) Affiliates                              -                     -
 Charges To Affiliates                                  -                     -
Income/Loss From European Operations                    -                     -
 Other Income/(Expense)                                 -                     2
                                                ---------             ---------
 Total Non-Operating Expenses                         (49)                 (138)

 Income Before Income Taxes                        (2,004)               (5,057)

 Income Tax Expense                                     -                     -
                                                ---------             ---------
 Net Income                                     ($  2,004)            ($  5,057)
                                                =========             =========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                  December
                                                  --------
Officer Compensation                              $   189
Salary Expense other Employees                        799
Employee Benefits and Pension                         (23)
Payroll Taxes                                          39
Other Taxes                                             0
Rent and Lease Expense                                220
Interest Expense
Insurance                                              36
Automobile and Truck Expense                            1
Utilities(Gas Electric,Phone)                          84
Depreciation                                          128
Travel and Entertainment                               55
Repairs and Maintenance                                51
Advertising/Promotion                                   0
Supplies, Office Expense                               26

OTHER:

Contributions                                           0
Professional Fees - Audit/Tax                         131
Bank Fees                                             147
Public Reporting Fees                                  16
Employee Relocation/Training                           11
Data Processing                                        19
Dues and Subscriptions                                 11
Outside Services                                      114
Project Development Costs net of Billings             (34)
Director Fees                                          25
Miscellaneous                                          19
Professional Fees - Bankruptcy                      3,428
Cost Allocation - Out                                (267)
                                                  -------
                                                  $ 5,223
                                                  =======

Allocation:

Wagner Castings                                       177
Northern Castings                                      47
Ironton Iron                                            0
Lynchburg Foundry                                     179
Columbus Foundry                                      290
Wagner Havana                                           0
Intermet U.S. Holdings                                241
Cast-Matic Corp.                                       76
Diversified Diemakers                                 240
Ganton Technologies                                   156
Tool Products                                         127
Intermet Corporation                                3,689
                                                  -------
Total                                             $ 5,223
                                                  =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                       CASE #04-67614
                                                           WAGNER
                                                          CASTINGS
                                                       --------------
Cash And Equivalents                                      $     32
Accounts Receivable                                          8,001
Short-Term Intercompany Receivables                             84
Inventories                                                  4,978
Other Current Assets                                         1,082
                                                          --------
   TOTAL CURRENT ASSETS                                     14,177

Land and Buildings                                           2,400
 Machinery & Equipment                                      58,508
 Construction In Progress                                      899
                                                          --------
 Total Fixed Assets                                         61,807
 Accumulated Depreciation                                  (47,010)
                                                          --------
   NET FIXED ASSETS                                         14,797

 Investment In Subsidiaries                                      0
Investment In European Operations                                0
 Long-Term Intercompany Receivables                              0
 Deferred Taxes, Long-Term Asset                                 0
 Other Assets                                                  183
                                                          --------

   TOTAL ASSETS                                           $ 29,157
                                                          ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                          $    759
Wages and Salaries  (See schedule)                             160
Taxes Payable - (See schedule)                                 108
                                                          --------
   TOTAL POST PETITION LIABILITIES                           1,027

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                                    0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                            0
 Accrued Tax - State                                             0
 Accrued Property Taxes                                         51
 Accrued Workers Comp                                        1,155
 Accrued Payroll                                                94
Accrued Payroll Taxes
                                                          --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                   1,300

UNSECURED LIABILITIES
Accounts Payable                                             6,469
IDR Bonds                                                        0
                                                          --------
TOTAL UNSECURED LIABILITIES                                  6,469

OTHER LIABILITIES

Accrued Liabilities                                          1,605
Short-Term Intercompany Payables                                 5
Capital Leases                                                   0
 Retirement Benefits                                        (1,906)
 Deferred Taxes - Long-Term Liability                            0
 Other Long-Term Liabilities                                     0
 Long-Term Intercompany Payables                             8,969
 Minority Interest                                               0
                                                          --------
 TOTAL LIABILITIES                                          17,469

 Common Stock                                                    0
 Capital In Excess Of Par Value                             17,027
Retained Earnings - Prepetition                               (282)
Retained Earnings - Post Petition                           (5,057)
Equity In European Operations
 Accumulated Translation Adjustment                              0
 Minimum Pension Liability Adjustment                            0
 Unearned Restricted Stock                                       0
                                                          --------
TOTAL SHAREHOLDER EQUITY                                    11,688

 TOTAL LIABILITIES AND EQUITY                             $ 29,157
                                                          ========

PERIOD ENDED: 12-31-04        WAGNER CASTINGS COMPANY             CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                                 Balance
                                                 as of             Accrued /          Payments /         as of
                                               11/30/2004          Withheld            Deposits        12/31/2004
                                            ----------------------------------------------------------------------
Income tax withheld: Federal                ($      37,707)    ($     133,274)       $   154,818      ($    16,164)
Income tax withheld: State                          (9,720)           (34,753)            40,065            (4,408)
Income tax withheld: Local                               0                  0                  0                 0
FICA Withheld                                      (21,444)           (92,284)           106,164            (7,564)
Employers FICA                                     (39,053)           (90,084)           106,164           (22,973)
Unemployment Tax: Federal                              (58)            (2,058)               175            (1,941)
Unemployment Tax: State                             (1,106)           (25,331)             2,495           (23,943)
All Other Payroll W/H                              (11,359)          (101,361)            88,636           (24,084)

State Taxes: Inc./Sales/Use/Excise                       0                  0                  0                 0
Property Taxes                                     (11,829)            (6,000)                 0           (17,829)

Workers Compensation                                     0              1,700              9,784            11,484
                                            ----------------------------------------------------------------------

Total                                       ($     132,278)    ($     483,445)       $   508,301      ($   107,422)

Wages and Salaries                                (323,075)          (795,496)           958,427          (160,144)
                                            ----------------------------------------------------------------------

Grand Total                                 ($     455,352)    ($   1,278,941)       $ 1,466,728      ($   267,565)
                                            ======================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                                     Total             0-30 Days           30-60 Days       Over 60 Days
Accounts Payable - Post Petition             $     759,482         718,999.79          44,588.19         (4,105.76)
Accounts Receivable -Pre & Post               9,265,263.00       8,110,255.54         264,181.90        890,825.56

Intermet Corporation and Subsidiaries                    Period Ended 12/31/2004

                                                                      MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                   CASE # 04-67614
                                                                     WAGNER CASTINGS (DECATUR)
                                  -----------------------------------------------------------------------------------------------
       ACCOUNT TYPE               LOCKBOX 771149    DEPOSIT          AP       CHECKING    PR (HOURLY)   PR (SALARY)
         ACCOUNT #                    256543       5401086433    2770716518    35223301   2770716500    2770716666
           BANK                      Bank One      Stan. Fed.    Stan. Fed.   First Bank  Stan. Fed.    Stan. Fed.      TOTAL
BEGINNING BANK BALANCE                      -               -             -     29,199            -            -           29,199
RECEIPTS                              869,661       2,818,573         8,614        366            -            -        3,697,213
TRANSFERS IN (CORPORATE)                    -               -     1,949,986          -      235,407          874        2,186,267
DIP INFLOW                                  -               -             -          -            -            -                -
DISBURSEMENTS                               -               -    (1,958,600)         -     (235,407)        (874)      (2,194,880)
TRANSFERS OUT (CORPORATE)            (869,661)     (2,818,573)            -          -            -            -       (3,688,233)
DIP REPAYMENT                               -               -             -          -            -            -                -
                                  -----------------------------------------------------------------------------------------------
ENDING BANK BALANCE                         -               -             -     29,565            -            -           29,565

WIRES PAID FOR BY CORPORATE                                       1,753,199               1,093,350                     2,846,549
CHECKS ISSUED                                                     1,731,995
                                                                -----------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                  $ 3,485,194
                                                                ===========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                335,315
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                             (3,491)
CHECKS ISSUED IN DECEMBER                                         1,731,995
CHECK CLEARED IN DECEMBER                                        (1,949,986)  Includes $ 8,613.76 of checks posted and returned.
                                                                -----------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE
 OUTSTANDING CHECKLIST)                                         $   113,834
                                                                ===========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
DECEMBER 2004

            VENDOR                      TOTAL DISBURSEMENTS
-----------------------------------------------------------
A D BROOKS                                $       440.00
ABB INC                                         8,699.04
ACRISON INC                                     4,424.00
ADA JACKSON                                       440.00
ADVANCED CARBIDE TOOL                             392.35
AETNA US HEALTHCARE                            16,563.58
AL INDUSTRIAL US LP                             4,974.98
ALLIED ELECTRONICS INC                             45.36
ALLIED MINERAL PRODUCTS INC                     6,422.26
AMERENIP                                      254,653.11
ANN ROYER                                          20.00
APPLIED PROCESS INC                             4,872.32
ARAMARK UNIFORM SERVICES INC                    2,528.69
ARCH WIRELESS                                   1,124.89
AREA WIDE REPORTING SERVICE                       447.05
ARTHUR G BYRNE CO INC                           5,535.52
BALTIMORE AIRCOIL CO INC                          333.20
BARBARA LEE                                       440.00
BEARING DISTRIBUTORS INC                       44,496.35
BENTONITE PERFORMANCE MINERALS                 80,500.00
BETTY HAMILTON                                    440.00
BLACK & CO #11                                 16,491.69
BLACKHAWK SALES                                    82.36
BLASTEC INC                                       623.12
BODINE ELECTRIC OF DECATUR                     13,204.69
BOULEVARD PROPERTIES LLC                          838.75
BOWMAN HEINTZ BOSCIA & VICIAN                      27.82
BRAKE AND CLUTCH                                   56.00
BUEL COLE                                         440.00
BURDICK PLUMBING INC                            2,250.00
BUSCHE ENTERPRISE DIVN INC                    109,485.60
C A PICARD SURFACE ENG INC                     29,519.18
C C FIRE EQUIPMENT CO INC                       3,925.36
CAMPION BARROW & ASSOCIATES                     1,750.00
CAPITAL CITY PAPER CO                             375.70
CARCO INC                                         393.82
CARLIN AUTOMATION INC                             883.50
CARRIER VIBRATING EQUIPMENT                    10,178.67
CC METALS AND ALLOYS INC                       21,763.66
CENTRAL IL ANESTHESIA                           1,704.00
CHAMPION CHISEL WORKS INC                       2,573.04
CHARLES BEDFORD OD/DEC EYECARE                    825.00
CHRIS INCORPORATED                              1,286.78
CINGULAR WIRELESS                                  18.25
CITY OF DECATUR                                22,081.09
CLIMATE CONTROL                                70,149.43
COLUMBUS MCKINNON CORP                         10,422.55
CONNOR CO                                         806.05
CONTINENTAL CARBONIC PROD INC                     199.45

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
DECEMBER 2004

            VENDOR                      TOTAL DISBURSEMENTS
-----------------------------------------------------------
CREATIVE BUSINESS FORMS                         3,355.65
CRI RECYCLING                                     913.00
DAMON LEE                                         440.00
DAUBER COMPANY                                 14,448.00
DAVID J JOSEPH CO                           1,050,000.00
DAVID RIGHTNOWAR                                  440.00
DCD TRANSPORTATION INC                            577.87
DE LAGE LANDEN FIN SERVICES                     1,965.00
DECATUR BOLT CO INC                               738.22
DECATUR INDUSTRIAL ELECTRIC                     1,822.42
DECATUR MACHINE & TOOL CO                       1,860.00
DECATUR MEMORIAL HOSPITAL                       4,228.54
DECATUR NEUROLOGICAL ASSOC                      2,690.00
DECATUR RADIOLOGY PHYS SC                         365.00
DEMARCO MAX VAC CORP                            6,072.86
DISA GOFF INC                                  19,733.63
DISA INDUSTRIES INC                            25,144.00
DMH CORP HEALTH SERVICES                          658.00
DONALD POE                                        440.00
DONALD SCHELL                                     440.00
DONNELLY AUTOMOTIVE MACH INC                    3,221.76
DORSEY PIRTLE                                     440.00
DUCA MFG & CONSULTING INC                       5,010.00
DWYER INSTRUMENTS INC                             248.20
DYNAMIC AIR INC                               (11,895.83)
EDMUND IND. OPTICS                                334.20
ELECTRO-NITE CO                                   730.22
ELKEM METALS INC                               70,326.00
EMSCO INC                                       5,332.39
FACTUAL PHOTO                                     552.00
FAMILY SUPPORT PAYMENT CENTER                     371.35
FIVE MORRS                                        291.45
FLOYD ANDERSON                                    440.00
FOSECO INC                                      4,887.50
FRANK FLORI EQUIPMENT CO                          251.64
FRANK MATTHEWS                                    440.00
FRANK REED                                        440.00
FRISBY PMC                                    166,151.99
G E CAPITAL                                     2,017.49
G G BARNETT TRANSPORT INC                       1,614.69
GE CAPITAL                                        642.02
GENERAL KINEMATICS CORP                           265.30
GERDAU AMERISTEEL                               6,250.63
GLENN ZILLS                                       440.00
GRAINGER INC                                      127.88
GULLY TRANSPORTATION                            8,605.05
HA INTERNATIONAL LLC                           19,587.48
HAGERTY BROTHERS CO                             1,440.45
HARRY BOND                                        440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
DECEMBER 2004

            VENDOR                      TOTAL DISBURSEMENTS
-----------------------------------------------------------
HARRY E HILLS & ASSOC                           3,864.40
HAWTHORN IND/JAMES J MAY                          108.25
HILLS SPORTS MEDICINE                           8,147.00
HOLTGRIEVE & CO                                10,258.67
HTE TECHNOLOGIES                                4,029.03
ILL STUDENT ASSISTANCE COMM                       149.91
ILLINOIS DEPT OF REVENUE                          101.00
ILLINOIS TITLE LOANS INC                          654.13
INNOVATIVE LABELING SOLUTIONS                   1,030.93
INTERNAL REVENUE SERVICE                          997.50
ISPC/WHEELABRATOR                               2,722.85
IVORY CURRY                                       440.00
J C JELKS                                         440.00
J.D. FINLEY                                       440.00
JAMES GAVIN                                       440.00
JAMES JONES                                       836.45
JAMES REED                                        440.00
JEFFREY SHAW AND                                  125.00
JER INDUSTRIAL SERVICES LLC                       830.48
JERRY BUCKLEY                                     640.00
JERRY SHERWOOD                                    440.00
JMS HAND ASSOCIATES S.C                           137.00
JOHN C KEFALAS MDSC                               297.90
JOHN H GERMERAAD - TRUSTEE                      2,207.68
JOHN HENRY FOSTER CO                            2,462.44
JOHN HERINGTON                                    520.00
JORDAN S YOUNGERMAN MD                          1,465.00
JOSLYN MFG & SUPPLY CO                          8,987.45
KANSAS PAYMENT CENTER                             346.15
KELLY CONSTRUCTION                              9,818.00
KENT RUDBECK                                      300.00
KINDT-COLLINS CO                                  105.92
KING-LAR CO                                     6,248.58
KIRBY RISK CORP                                 3,741.75
KOPETZ MFG INC                                  1,550.00
L & N INDUSTRIES INC                            9,856.84
LAKELAND ENGINEERING EQUIP                      1,488.52
LAND OF LINCOLN CREDIT UNION                   68,827.55
LARPEN METALLURGICAL SERVICE                   30,436.00
LARRY BONNELL                                     440.00
LARRY HAYES                                       440.00
LEADING EDGE ENTERPRISES INC                    1,400.00
LEVOY REED                                        440.00
LINCO REFRACTORY SUPPLY INC                    10,315.20
LOCAL #6-728 PACE                               6,486.92
LOUIS THOMAS                                      440.00
LYNN ZASADA                                       440.00
M H EQUIPMENT                                      23.00
M H EQUIPMENT CORP                                688.16

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
DECEMBER 2004

            VENDOR                      TOTAL DISBURSEMENTS
-----------------------------------------------------------
M STEPHEN HUSS MDSC                             3,757.00
MACIOROWSKI SACKMANN & ULRICH                  38,652.14
MACK MOORE SHOE CO INC                            600.06
MARJO PLASTICS CO                                 250.35
MARTIN BROS CONTAINER &                        13,996.80
MARTIN BRUMETT                                    366.41
MARVIN KELLER TRUCKING                            400.00
MCLEOD EXPRESS LLC                                640.51
MCMASTER-CARR SUPPLY CO                         3,756.50
MENNIE'S MACHINE CO                            75,837.80
METOKOTE CORP                                   9,713.87
METRO METAL PRODUCTS INC                       15,860.28
MICHAEL E CLARK DPM                                95.00
MICRO TEK PATTERN INC                           5,700.00
MIDWEST CREDIT & COLLECTION                       600.81
MISSOURI REFRACTORIES CO INC                   11,464.00
MORGAN DISTRIBUTING INC                         7,947.19
MORGAN EXPRESS INC                             29,510.67
MORGAN TRANSPORTATION AGENCY                   10,274.09
MOTION INDUSTRIES INC                           1,994.85
NATIONAL CITY                                   2,391.87
NATIONAL CITY BANK                             18,207.46
NOKOMIS QUARRY                                    474.15
NORMA ANN HUBERT D/B/A/                           337.40
NORTH STAR IMAGING INC                          1,438.23
OMNISOURCE FT WAYNE FERR DIV                   63,288.00
ONYX WASTE SERVICES MIDWEST                    40,542.18
OSBORNE'S MACHINE &                               850.00
PEERLESS METAL POWDERS                         30,140.00
PERFECTION SERVO HYDRAULIC                        424.09
PETTY CASH                                        600.00
PHILLIP DANNEWITZ                                 440.00
POWER SUPPLY OF ILLINOIS                          196.18
PRAIRIE IDEALEASE                               1,449.00
PRIMETRADE                                     99,200.34
R D MCMILLEN ENTERPRISES                        3,105.85
RADIOLOGICAL ASN OF DECATUR                       461.00
RECORD COPY SERVICES                              968.90
REFRACTORY SALES & SRV CO INC                   9,980.00
RENEE HADDEN                                      223.08
RENTAL SERVICE CORP                             1,366.80
RICHARD COLE                                      440.00
RICK WALLACE                                      152.62
ROBERT LOWRY                                      440.00
ROBERTS SINTO CORP                             18,780.20
ROCKFORD SYSTEMS INC                              436.91
ROLAND MABRY                                      440.00
RONALD HELM                                        95.38
S J SMITH WELDING SUPPLY                        6,458.56

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
DECEMBER 2004

            VENDOR                      TOTAL DISBURSEMENTS
-----------------------------------------------------------
SAFETY SHOE DISTRIBUTORS                          124.19
SAFEWORKS-ILLINOIS                              9,388.35
SBC                                             1,838.72
SECURITAS SEC SVCS USA INC                      5,897.86
SHEPARD NILES INC                              13,558.17
SHERMAN BAINE                                     440.00
SIMPSON TECHNOLOGIES                            6,228.00
SLIGO STEEL                                     1,186.25
SPORTS MEDICINE CLINIC                            627.00
SPRINGFIELD ELECTRIC                           13,722.42
ST MARY'S HOSPITAL                             11,484.39
ST MARYS OCCUP HEALTH SERVICES                    254.56
STERICYCLE INC                                     58.00
STONE CONTAINER CORP                            9,550.00
STRIGLOS OFFICE EQUIPMENT                       3,765.84
STUART BAKER MD                                   721.00
SUNBELT RENTALS                                 6,750.25
THE WILD DAISY FLORIST                             42.80
THOMAS H BOWDRE                                   440.00
TRACY CAUSEY                                       47.90
TRANSMAN                                       28,692.37
TUBE CITY INC                                  86,000.00
TYDUS GREEN                                       440.00
U S HARDWOOD PRODUCTS                           8,024.28
U S OIL CO INC-ENERGY SERV DIV                219,860.38
UNION PLANTERS TRUST                            2,600.00
UNITED WAY OF DEC & MID-IL                      1,092.50
UNITHERM FURNACE CORP                           1,001.99
USF HOLLAND                                       102.85
VERIZON WIRELESS                                  995.73
VICTORIA L BABBE C.S.R                          1,232.00
VICTORY PHARMACY OF DECATUR                       247.17
WABEL TOOL CO                                  99,148.38
WALGREEN CO                                        60.89
WALLENDER-DEDMAN PRINTING                         865.00
WALZ EQUIPMENT                                  4,060.71
WARD NORTH AMERICA INC                          3,848.00
WATTS COPY SYSTEMS INC                          1,017.21
WEDRON SILICA COMPANY                           8,117.00
WI SCTF                                           481.00
WIESE PLANNING & ENGR INC                         734.06
WILKENS-ANDERSON CO                               411.40
WILLIAM A KIBBE & ASSOC INC                     1,695.00
WILLIAM WALKER                                    440.00
WILLIE LEE GREEN                                  440.00
WIMMER TEMPORARIES                                 58.80
WORKSAFE ILLINOIS                                 125.00
                                          --------------
                                          $ 3,485,193.92

DECATUR
CASE # 04-67614
AT 12/31/04

DECATUR - BANK RECONCILIATION

Bank Balance                   $         -

Actual Outstanding Checks       113,833.84

Unadjusted GL Balance           113,833.84
                               -----------

Difference                     $         -
                               ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

CHECK             DATE                   OUTSTANDING
116586         11/29/2004                $ 1,799.88
116643          12/1/2004                  1,860.00
116677          12/2/2004                  6,798.97
116724          12/3/2004                  5,918.08
116745          12/3/2004                    495.00
116780          12/7/2004                  2,590.00
116843          12/9/2004                    440.00
116949         12/13/2004                    163.13
116970         12/14/2004                  2,929.59
116977         12/14/2004                  1,074.64
117021         12/16/2004                    296.00
117024         12/16/2004                  2,572.83
117026         12/16/2004                    535.00
117036         12/16/2004                    658.00
117045         12/16/2004                    125.00
117046         12/16/2004                    830.48
117080         12/16/2004                  1,232.00
117112         12/20/2004                    250.00
117152         12/21/2004                  4,775.00
117162         12/22/2004                  5,535.52
117163         12/22/2004                    646.26
117166         12/22/2004                  1,750.00
117168         12/22/2004                  3,330.51
117171         12/22/2004                    131.00
117173         12/22/2004                  1,650.00
117184         12/22/2004                  2,778.00
117189         12/22/2004                    190.00
117194         12/22/2004                     68.00
117214         12/22/2004                  3,848.00
117228         12/23/2004                     93.18
117236         12/28/2004                  4,172.69
117238         12/28/2004                    496.08
117240         12/28/2004                  3,295.27
117241         12/28/2004                    400.04
117242         12/28/2004                    250.35
117243         12/28/2004                  2,965.20
117244         12/28/2004                 11,464.00
117245         12/28/2004                  1,809.29
117247         12/28/2004                    158.17
117252         12/28/2004                     60.89
117259         12/29/2004                  1,208.27
117260         12/29/2004                     45.36
117262         12/29/2004                    333.20
117263         12/29/2004                  1,572.51
117265         12/29/2004                 14,545.68
117266         12/29/2004                  1,306.06
117267         12/29/2004                  1,783.20
117268         12/29/2004                    250.00
117269         12/29/2004                     73.27
117270         12/29/2004                  1,565.46
117272         12/29/2004                     69.23
117274         12/29/2004                     19.80
117276         12/29/2004                  1,085.68
117277         12/29/2004                  3,872.40

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

CHECK             DATE                  OUTSTANDING
117278         12/29/2004                  1,517.04
117279         12/29/2004                    159.63
117280         12/29/2004                     96.50
117282         12/29/2004                     95.00
120532         11/23/2004                  1,200.00
120565         12/27/2004                    912.36
120566         12/27/2004                    122.82
120747          11/5/2004                  1,564.32
                                        -----------

                                        $113,833.84

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    WAGNER CASTINGS CO.          Capacity:   ___         Shareholder
         Case Number: 04-67614                    ___         Officer
                                                  ___         Director
                                                  ___         Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly             or             Monthly

                                       _______                           _______

CURRENT BENEFITS PAID:                 Weekly             or             Monthly

               Health Insurance        _______                           _______

               Life Insurance          _______                           _______

               Retirement              _______                           _______

               Company Vehicle         _______                           _______

               Entertainment           _______                           _______

               Travel                  _______                           _______

               Other Benefits          _______                           _______

               Total Benefits          _______                           _______

CURRENT OTHER BENEFITS PAID:           Weekly             or             Monthly

               Rent Paid               _______                           _______

               Loans                   _______                           _______

               Other (Describe)        _______                           _______

               Other (Describe)        _______                           _______

               Other (Describe)        _______                           _______

               Total Other Payments    _______                           _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly             or             Monthly

                                       _______                           $0

Dated: JANUARY 20, 2005             ____________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                         CARRIER                   POLICY PERIOD
--------------                         -------                   -------------
Property                            Lloyds                       11/1/04-11/1/05
Boiler/Machine                      Hartford                     11/1/04-11/1/05
Cargo                               Fireman's Fund               11/1/04-11/1/05
Truck Cargo                         Fireman's Fund               11/1/04-11/1/05

Aviation                            USAIG                        11/1/04-11/1/05

Fiduciary                           St. Paul                     11/1/04-11/1/05

Primary D&O                         St. Paul                     11/1/04-11/1/05
Excess D&O                          Chubb                        11/1/04-11/1/05
Excess D&O                          Platte River                 11/1/04-11/1/05

Crime                               AIG                          12/1/04-12/1/05

General Liability                   ACE                        12/22/04-12/22/05
Umbrella                            National Union             12/22/04-12/22/05

Workers' Comp                       ACE                         12/22/04-6/22/05
Excess Workers' Comp                ACE                        12/22/04-12/22/05

Auto                                ACE                        12/22/04-12/22/05

Foreign (DIC)                       ACE                        12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED DECEMBER 31, 2004:

IN RE:                          )
INTERMET CORPORATION, ET AL     )   CASE NO: 04-67611
                                )   Chapter 11
                                )   Judge: Marci B. McIvor
WAGNER HAVANA, INC.             )
                     Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X      Operating Statement                  (Form 2)

      X      Balance Sheet                        (Form 3)

      X      Summary of Operations                (Form 4)

      X      Monthly Cash Statement               (Form 5)

      X      Statement of Compensation            (Form 6)

      X      Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                                 YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                                 YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                                 YES [X]  NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                                 YES [X]  NO [ ]

6.    Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                                 YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JANUARY 20, 2005                /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 12-31-04
($000's)

                                                        CASE #04-67611
                                                            WAGNER
                                                            HAVANA
                                            --------------------------------------
                                            Current Month       Total Since Filing
                                            -------------       ------------------
 Net Sales                                      $   0                  $   0

Cost of Goods Sold
Materials and Freight                               -                      -
Wages - Hourly                                      -                      -
Wages-Salary                                        -                      -
Employee Benefits and Pension                      45                    148
 Repairs & Maintenance                              -                      -
Supplies                                            -                      -
Utilities                                           -                      -
Purchased Components/Services                       -                     (1)
Income(loss) from Pattern Sales                     -                      -
 Fixed Asset - (gain/loss)                          -                      -
 MIS Expense                                        -                      1
 Travel & Entertainment                             -                      -
 Other Variable Costs                              (1)                     7
 Depreciation & Amortization                        -                      -
 Other Allocated Fixed Costs                        -                      -
 Other Fixed Costs                                 24                     65
                                               ------                 ------
Cost of Goods Sold                                 68                    220

Gross Profit                                      (68)                  (220)

Plant SG&A Expense                                  -                      -
SG&A Expense - Allocation (Sched 1)                 -                      -
 Other Operating Expenses                           -                      -
                                               ------                 ------
 Total Operating Expenses                           -                      -

 Operating Profit                                 (68)                  (220)

 Outside Interest Income                            -                      -
 Outside Interest (Expense)                         -                      -
 Intercompany Interest Income                       -                      -
 Intercompany Interest (Expense)                    -                     (5)
 Charges (From) Affiliates                          -                      -
 Charges To Affiliates                              -                      -
Income/Loss From European Operations                -                      -
 Other Income/(Expense)                           (14)                   (34)
                                               ------                 ------
 Total Non-Operating Expenses                     (14)                   (39)

 Income Before Income Taxes                       (82)                  (259)

 Income Tax Expense                                 -                      -

                                               ------                 ------
 Net Income                                    ($  82)                ($ 259)
                                               ======                 ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   December
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                        December
                                                        --------
Officer Compensation                                    $   189
Salary Expense other Employees                              799
Employee Benefits and Pension                               (23)
Payroll Taxes                                                39
Other Taxes                                                   0
Rent and Lease Expense                                      220
Interest Expense
Insurance                                                    36
Automobile and Truck Expense                                  1
Utilities(Gas Electric, Phone)                               84
Depreciation                                                128
Travel and Entertainment                                     55
Repairs and Maintenance                                      51
Advertising/Promotion                                         0
Supplies, Office Expense                                     26

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                               131
Bank Fees                                                   147
Public Reporting Fees                                        16
Employee Relocation/Training                                 11
Data Processing                                              19
Dues and Subscriptions                                       11
Outside Services                                            114
Project Development Costs net of Billings                   (34)
Director Fees                                                25
Miscellaneous                                                19
Professional Fees - Bankruptcy                            3,428
Cost Allocation - Out                                      (267)
                                                        -------
                                                        $ 5,223
                                                        =======
Allocation:
Wagner Castings                                             177
Northern Castings                                            47
Ironton Iron                                                  0
Lynchburg Foundry                                           179
Columbus Foundry                                            290
Wagner Havana                                                 0
Intermet U.S. Holdings                                      241
Cast-Matic Corp.                                             76
Diversified Diemakers                                       240
Ganton Technologies                                         156
Tool Products                                               127
Intermet Corporation                                      3,689
                                                        -------
Total                                                   $ 5,223
                                                        =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 12-31-04

                                                              CASE #04-67611
                                                              --------------
                                                                  WAGNER
                                                                  HAVANA
                                                              --------------
Cash And Equivalents                                             $      0
Accounts Receivable                                                    65
Short-Term Intercompany Receivables                                     0
Inventories                                                           248
Other Current Assets                                                    0
                                                                 --------
   TOTAL CURRENT ASSETS                                               313

Land and Buildings                                                  1,633
 Machinery & Equipment                                             14,700
 Construction In Progress                                               0
                                                                 --------
 Total Fixed Assets                                                16,333
 Accumulated Depreciation                                          (8,640)
                                                                 --------
   NET FIXED ASSETS                                                 7,693

 Investment In Subsidiaries                                             0
Investment In European Operations                                       0
 Long-Term Intercompany Receivables                                     0
 Deferred Taxes, Long-Term Asset                                        0
 Other Assets                                                           0
                                                                 --------

   TOTAL ASSETS                                                  $  8,006
                                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                 $      8
Wages and Salaries (See schedule)                                      22
Taxes Payable - (See schedule)                                        171
                                                                 --------
  TOTAL POST PETITION LIABILITIES                                     201

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                   0
 Accrued Tax - State                                                    3
 Accrued Property Taxes                                                63
 Accrued Workers Comp                                                 294
 Accrued Payroll                                                       89
Accrued Payroll Taxes
                                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                            449

UNSECURED LIABILITIES
Accounts Payable                                                      352
IDR Bonds                                                               0
                                                                 --------
TOTAL UNSECURED LIABILITIES                                           352

OTHER LIABILITIES
Accrued Liabilities                                                     6
Short-Term Intercompany Payables                                        0
Capital Leases                                                          0
 Retirement Benefits                                                    0
 Deferred Taxes - Long-Term Liability                                   0
 Other Long-Term Liabilities                                            0
 Long-Term Intercompany Payables                                    7,689
 Minority Interest                                                      0
                                                                 --------
 TOTAL LIABILITIES                                                  8,697

 Common Stock                                                           0
 Capital In Excess Of Par Value                                     9,349
Retained Earnings - Prepetition                                    (9,781)
Retained Earnings - Post Petition                                    (259)
Equity In European Operations
 Accumulated Translation Adjustment                                     0
 Minimum Pension Liability Adjustment                                   0
 Unearned Restricted Stock                                              0
                                                                 --------
TOTAL SHAREHOLDER EQUITY                                             (691)

 TOTAL LIABILITIES AND EQUITY                                    $  8,006
                                                                 ========

PERIOD ENDED: 12/31/04               WAGNER HAVANA                CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                               Balance
                                             as of             Accrued /        Payments /         as of
                                            11/30/04           Withheld         Deposits          12/31/04
                                          ----------------------------------------------------------------
Income tax withheld: Federal              ($   2,011)        ($   2,823)         $ 4,834          $      0
Income tax withheld: State                         0               (591)             591                 0
Income tax withheld: Local                         0                  0                0                 0
FICA Withheld                                   (295)                 0              295                 0
Employers FICA                               (51,801)                 0              295           (51,507)
Unemployment Tax: Federal                          0                  0                0                 0
Unemployment Tax: State                            0                  0                0                 0
All Other Payroll W/H                              0                  0                0                 0

State Taxes: Inc./Sales/Use/Excise                 0                  0                0                 0
Property Taxes                               (14,030)            (7,015)               0           (21,045)

Workers Compensation                         (98,000)                 0                0           (98,000)
                                          ----------------------------------------------------------------

Total                                     ($ 166,137)         ($ 10,429)         $ 6,014         ($170,552)

Wages and Salaries                           (21,751)                 0                0           (21,751)
                                          ----------------------------------------------------------------

Grand Total                               ($ 187,888)         ($ 10,429)         $ 6,014         ($192,303)
                                          ================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              Total       0-30 Days       30-60 Days     Over 60 Days
Accounts Payable                          $8,115       6,241.32          12.30         1,861.67
Accounts Receivable                       $    0              -              -                -

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 12/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                          CASE # 04-67611

                                                                                            WAGNER HAVANA
                                                                  --------------------------------------------------------------
                        ACCOUNT TYPE                               DEPOSIT          AP       PR (HOURLY)  PR (SALARY)
                          ACCOUNT #                               5401086441    2770716534   2770716526   2770716674
                            BANK                                  Stan. Fed.    Stan. Fed.   Stan. Fed.   Stan. Fed.     TOTAL
BEGINNING BANK BALANCE                                                 -               -            -            -            -
RECEIPTS                                                              26               -            -            -           26
TRANSFERS IN (CORPORATE)                                               -          17,355        2,110            -       19,465
DIP INFLOW                                                             -               -            -            -            -
DISBURSEMENTS                                                          -         (17,355)      (2,110)           -      (19,465)
TRANSFERS OUT (CORPORATE)                                            (26)              -            -            -          (26)
DIP REPAYMENT                                                          -               -            -            -            -
                                                                     ----------------------------------------------------------
ENDING BANK BALANCE                                                    -               -            -            -        (0.00)

WIRES PAID FOR BY CORPORATE                                                            -                    15,023       15,023
CHECKS ISSUED                                                                     13,128
                                                                                --------
TOTAL DISBURSEMENTS                                                             $ 13,128
                                                                                ========

OUTSTANDING CHECKS AS OF NOVEMBER 30                                               4,527
VOIDED CHECKS OUTSTANDING AS OF NOVEMBER                                               -
CHECKS ISSUED IN DECEMBER                                                         13,128
CHECK CLEARED IN DECEMBER                                                        (17,355)
                                                                                --------
OUTSTANDING CHECKS AS OF DECEMBER 31 (SEE OUTSTANDING CHECKLIST)                $    300
                                                                                ========

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
DECEMBER 2004

          VENDOR                     TOTAL DISBURSEMENTS
--------------------------------------------------------
AMERENCIPS (ELECTRIC)                    $  5,534.68
BODINE SERVICES                               190.00
MASON COUNTY CIRCUIT CLERK                    150.00
SECURITAS SECURITY SERV                     6,419.34
STANDING CHAPTER 13 TRUSTEE                   526.00
US TRUSTEE                                    250.00
VERIZON WIRELESS                               57.84
                                         -----------

                                         $ 13,127.86

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 12/31/04

HAVANA - BANK RECONCILIATION

Bank Balance                    $     -

Actual Outstanding Checks        300.00
                                =======

Unadjusted GL Balance            300.00
                                -------

Difference                      $     -
                                =======

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

CHECK             DATE             OUTSTANDING
52197          11/12/2004           $ 300.00
                                    --------

                                    $ 300.00

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: DECEMBER 31, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.               Capacity:      ___      Shareholder
      Case Number: 04-67611                            ___      Officer
                                                       ___      Director
                                                       ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly         or          Monthly

                                            ______                     _______

CURRENT BENEFITS PAID:                      Weekly         or          Monthly

                  Health Insurance          ______                     _______

                  Life Insurance            ______                     _______

                  Retirement                ______                     _______

                  Company Vehicle           ______                     _______

                  Entertainment             ______                     _______

                  Travel                    ______                     _______

                  Other Benefits            ______                     _______

                  Total Benefits            ______                     _______

CURRENT OTHER BENEFITS PAID:                Weekly         or          Monthly

                  Rent Paid                 ______                     _______

                  Loans                     ______                     _______

                  Other (Describe)          ______                     _______

                  Other (Describe)          ______                     _______

                  Other (Describe)          ______                     _______

                  Total Other Payments      ______                     _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly         or          Monthly

                                            ______                     $     0

Dated: JANUARY 20, 2005                 ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER                    POLICY PERIOD
--------------                      -------                    -------------
Property                         Lloyds                      11/1/04-11/1/05
Boiler/Machine                   Hartford                    11/1/04-11/1/05
Cargo                            Fireman's Fund              11/1/04-11/1/05
Truck Cargo                      Fireman's Fund              11/1/04-11/1/05

Aviation                         USAIG                       11/1/04-11/1/05

Fiduciary                        St. Paul                    11/1/04-11/1/05

Primary D&O                      St. Paul                    11/1/04-11/1/05
Excess D&O                       Chubb                       11/1/04-11/1/05
Excess D&O                       Platte River                11/1/04-11/1/05

Crime                            AIG                         12/1/04-12/1/05

General Liability                ACE                         12/22/04-12/22/05
Umbrella                         National Union              12/22/04-12/22/05

Workers' Comp                    ACE                         12/22/04-6/22/05
Excess Workers' Comp             ACE                         12/22/04-12/22/05

Auto                             ACE                         12/22/04-12/22/05

Foreign (DIC)                    ACE                         12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.